Prospectus

May 1, 2013
as amended October 31, 2013

	GS2	GS4
DATE TARGET FUNDS		
MyDestination 2005 Fund		GMIZX
MyDestination 2015 Fund		GMTZX
MyDestination 2025 Fund		GMWZX
MyDestination 2035 Fund		GMHZX
MyDestination 2045 Fund		GMFZX
MyDestination 2055 Fund		GMGZX
ASSET ALLOCATION FUNDS		
Conservative Allocation Fund		GFIZX
Balanced Allocation Fund		GGIZX
Growth Allocation Fund		GCOZX
Aggressive Allocation Fund		GGBZX
Conservative Allocation Fund I	GFIYX	
Balanced Allocation Fund I	GGIYX	
Growth Allocation Fund I	GCOYX	
Aggressive Allocation Fund I	GGBYX	
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Extended-Duration Bond Fund	GEDYX	GEDZX
Inflation Protected Bond Fund		GIPZX
Global Bond Fund		GGBFX
Flexible Income Fund		GFLZX
Defensive Market Strategies Fund	GDMYX	GDMZX
Real Assets Fund		GRAZX
Equity Index Fund	GEQYX	GEQZX
Real Estate Securities Fund		GREZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Natural Resources Equity Fund		GNRZX

This Prospectus contains important information about the Funds, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

GuideStone Funds

Well done, good and faithful servant… (Matt. 25:21 NKJV)

2 | GuideStone Funds Prospectus

For More Information	Back cover

Do you have questions about terms we use in this Prospectus?

For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.

GuideStone Funds Prospectus | 3

GuideStone Funds MyDestination 2005 Fund	GS4 GMIZX

Investment Objective

The MyDestination 2005 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2005 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.17%
Acquired Fund fees and expenses(1)	0.86%
Total annual operating expenses	1.13%
Fee waiver & expense reimbursement(2)	(0.07)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.06%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$108
3 Years	$352
5 Years	$616
10 Years	$1,368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

4 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, during a shareholder’s later retirement years and 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	10 Years After	15 Years After
	Retirement 2005(5)
Fixed Income Select Funds(1)(2)	46.18%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%
Low-Duration Bond	31.95%	36.37%	58.00%
Medium-Duration Bond	11.38%	9.70%	0.00%
Extended-Duration Bond	0.00%	0.00%	0.00%
Global Bond	2.85%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	23.76%	22.00%	15.00%
Defensive Market Strategies	11.67%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%
Value Equity	5.40%	5.02%	3.38%
Growth Equity	5.40%	5.02%	3.38%
Small Cap Equity	1.29%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	8.06%	7.50%	5.00%
International Equity	6.37%	5.93%	3.95%
Emerging Markets Equity	1.69%	1.57%	1.05%

Real Return Select Funds(2)	20.00%	20.00%	22.00%
Inflation Protected Bond	12.00%	12.00%	12.00%
Flexible Income	5.00%	5.00%	5.00%
Real Estate Securities	1.00%	1.00%	1.00%
Global Natural Resources Equity	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2005 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 5

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•

Because the Fund owns Select Funds that invest in senior secured and unsecured floating rate loans (“Senior Loans”), the Fund will be exposed to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. In addition, the Fund’s exposure to Senior Loans may heighten the Fund’s collateral and liquidity risks. There is a risk that the value of the collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. Regarding liquidity risk, Senior Loans may not have an active trading market and are generally subject to restrictions on transfer, so they may not be sold at a time when it is desirable to do so or may only be sold at prices that are less than what is thought to be their fair value.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to

6 | GuideStone Funds Prospectus

inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 11.63% 6/2009	Worst Quarter: (12.09)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	8.92%	3.04%	3.59%
GS4 Class after taxes on distributions(1)	8.25%	2.12%	2.67%
GS4 Class after taxes on distributions and sale of Fund shares(1)	5.88%	2.09%	2.57%
Composite Index (reflects no deduction for fees, expenses or taxes)	8.47%	3.34%	3.91%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	6.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.72%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	0.12%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

GuideStone Funds Prospectus | 7

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since December 2006
Matt L. Peden, CFA Vice President and Investment Officer	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

8 | GuideStone Funds Prospectus

GuideStone Funds MyDestination 2015 Fund	GS4 GMTZX

Investment Objective

The MyDestination 2015 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2015 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.05%
Acquired Fund fees and expenses(1)	0.98%
Total annual operating expenses	1.13%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$115
3 Years	$359
5 Years	$622
10 Years	$1,375

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

GuideStone Funds Prospectus | 9

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	Retirement 2015(5)	5 Years After	10 Years After	15 Years After
Fixed Income Select Funds(1)(2)	30.01%	30.00%	37.50%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	11.65%	12.00%	18.75%	36.37%	58.00%
Medium-Duration Bond	12.00%	12.00%	15.00%	9.70%	0.00%
Extended-Duration Bond	1.68%	1.50%	0.00%	0.00%	0.00%
Global Bond	4.68%	4.50%	3.75%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	37.19%	36.00%	30.40%	22.00%	15.00%
Defensive Market Strategies	18.50%	18.00%	15.25%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity	8.26%	7.96%	6.73%	5.02%	3.38%
Growth Equity	8.26%	7.96%	6.73%	5.02%	3.38%
Small Cap Equity	2.17%	2.08%	1.69%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	12.47%	12.00%	10.10%	7.50%	5.00%
International Equity	9.85%	9.48%	7.98%	5.93%	3.95%
Emerging Markets Equity	2.62%	2.52%	2.12%	1.57%	1.05%

Real Return Select Funds(2)	18.04%	20.00%	20.00%	20.00%	22.00%
Inflation Protected Bond	9.83%	12.00%	12.00%	12.00%	12.00%
Flexible Income	3.88%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	2.04%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	2.29%	2.00%	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	2.29%	2.00%	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2015 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

10 | GuideStone Funds Prospectus

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent the Fund owns Select Funds that buy investments in convertible securities, the Fund’s value will fluctuate due to factors affecting a convertible security’s market value, which tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low;

however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

To the extent the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets

GuideStone Funds Prospectus | 11

in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 15.12% 6/2009	Worst Quarter: (15.87)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	11.46%	2.84%	3.38%
GS4 Class after taxes on distributions(1)	10.72%	2.05%	2.57%
GS4 Class after taxes on distributions and sale of Fund shares(1)	7.58%	2.01%	2.46%
Composite Index (reflects no deduction for fees, expenses or taxes)	11.95%	3.56%	4.00%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	6.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.72%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	0.12%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

12 | GuideStone Funds Prospectus

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since December 2006
Matt L. Peden, CFA Vice President and Investment Officer	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 13

GuideStone Funds MyDestination 2025 Fund	GS4 GMWZX

Investment Objective

The MyDestination 2025 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2025 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.05%
Acquired Fund fees and expenses(1)	1.06%
Total annual operating expenses	1.21%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$123
3 Years	$384
5 Years	$665
10 Years	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

14 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	10 Years Before	Retirement 2025(5)	5 Years After	10 Years After	15 Years After
Fixed Income Select Funds(1)(2)	24.42%	24.00%	30.00%	37.50%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	5.25%	6.00%	12.00%	18.75%	36.37%	58.00%
Medium-Duration Bond	9.77%	9.60%	12.00%	15.00%	9.70%	0.00%
Extended-Duration Bond	2.44%	2.40%	1.50%	0.00%	0.00%	0.00%
Global Bond	6.96%	6.00%	4.50%	3.75%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	44.45%	44.05%	36.00%	30.40%	22.00%	15.00%
Defensive Market Strategies	17.00%	17.50%	18.00%	15.25%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity	11.98%	11.65%	7.96%	6.73%	5.02%	3.38%
Growth Equity	11.98%	11.65%	7.96%	6.73%	5.02%	3.38%
Small Cap Equity	3.49%	3.25%	2.08%	1.69%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	18.30%	17.70%	12.00%	10.10%	7.50%	5.00%
International Equity	14.46%	13.98%	9.48%	7.98%	5.93%	3.95%
Emerging Markets Equity	3.84%	3.72%	2.52%	2.12%	1.57%	1.05%

Real Return Select Funds(2)	9.83%	11.25%	20.00%	20.00%	20.00%	22.00%
Inflation Protected Bond	2.83%	4.00%	12.00%	12.00%	12.00%	12.00%
Flexible Income	1.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.00%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.00%	3.00%	2.00%	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	3.00%	3.00%	2.00%	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2025 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 15

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent the Fund owns Select Funds that buy investments in convertible securities, the Fund’s value will fluctuate due to factors affecting a convertible security’s market value, which tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

16 | GuideStone Funds Prospectus

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 18.37% 6/2009	Worst Quarter: (19.75)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	13.90%	2.13%	2.65%
GS4 Class after taxes on distributions(1)	13.28%	1.45%	1.93%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	9.19%	1.48%	1.90%
Composite Index (reflects no deduction for fees, expenses or taxes)	14.11%	2.90%	3.42%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	6.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.72%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	0.12%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since December 2006
Matt L. Peden, CFA Vice President and Investment Officer	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 17

GuideStone Funds MyDestination 2035 Fund	GS4 GMHZX

Investment Objective

The MyDestination 2035 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2035 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS4 Class
Management fee	0.10%
Other expenses	0.08%
Acquired Fund fees and expenses(1)	1.09%
Total annual operating expenses	1.27%
Fee waiver & expense reimbursement/recoupment(2)	0.02%	(3)
Total annual operating expenses (after fee waiver & expense reimbursement)	1.29%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(3)	Due to the repayment provision referenced in footnote 1, the Adviser was repaid a portion of expenses previously reimbursed by the Adviser.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$131
3 Years	$405
5 Years	$699
10 Years	$1,536

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

18 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	20 Years Before	10 Years Before	Retirement 2035(5)	5 Years After	10 Years After	15 Years After
Fixed Income Select Funds(1)(2)	12.51%	15.25%	24.00%	30.00%	37.50%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	6.00%	12.00%	18.75%	36.37%	58.00%
Medium-Duration Bond	2.63%	3.81%	9.60%	12.00%	15.00%	9.70%	0.00%
Extended-Duration Bond	2.63%	3.05%	2.40%	1.50%	0.00%	0.00%	0.00%
Global Bond	7.25%	8.39%	6.00%	4.50%	3.75%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	45.75%	45.45%	44.05%	36.00%	30.40%	22.00%	15.00%
Defensive Market Strategies	0.00%	1.50%	17.50%	18.00%	15.25%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity	19.55%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Growth Equity	19.55%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Small Cap Equity	6.65%	6.29%	3.25%	2.08%	1.69%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	30.50%	29.30%	17.70%	12.00%	10.10%	7.50%	5.00%
International Equity	24.09%	23.15%	13.98%	9.48%	7.98%	5.93%	3.95%
Emerging Markets Equity	6.41%	6.15%	3.72%	2.52%	2.12%	1.57%	1.05%

Real Return Select Funds(2)	6.67%	6.67%	11.25%	20.00%	20.00%	20.00%	22.00%
Inflation Protected Bond	0.00%	0.00%	4.00%	12.00%	12.00%	12.00%	12.00%
Flexible Income	0.00%	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.34%	3.00%	2.00%	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	3.33%	3.33%	3.00%	2.00%	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2035 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 19

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that invest in bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

20 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 19.35% 6/2009	Worst Quarter: (22.71)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	16.30%	0.95%	1.64%
GS4 Class after taxes on distributions(1)	15.89%	0.43%	1.07%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	10.87%	0.59%	1.15%

	One Year	Five Years	Since Inception (12/29/2006)
Composite Index (reflects no deduction for fees, expenses or taxes)	15.86%	1.67%	2.37%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	6.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.72%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	0.12%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since December 2006
Matt L. Peden, CFA Vice President and Investment Officer	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 21

GuideStone Funds MyDestination 2045 Fund	GS4 GMFZX

Investment Objective

The MyDestination 2045 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2045 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.11%
Acquired Fund fees and expenses(1)	1.12%
Total annual operating expenses	1.33%
Fee waiver & expense reimbursement(2)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.32%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$134
3 Years	$420
5 Years	$728
10 Years	$1,601

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

22 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	30 Years Before	20 Years Before	10 Years Before	Retirement 2045(5)	5 Years After	10 Years After	15 Years After
Fixed Income Select Funds(1)(2)	6.00%	6.50%	15.25%	24.00%	30.00%	37.50%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	0.00%	6.00%	12.00%	18.75%	36.37%	58.00%
Medium-Duration Bond	0.00%	0.00%	3.81%	9.60%	12.00%	15.00%	9.70%	0.00%
Extended-Duration Bond	1.00%	1.00%	3.05%	2.40%	1.50%	0.00%	0.00%	0.00%
Global Bond	5.00%	5.50%	8.39%	6.00%	4.50%	3.75%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	50.16%	50.10%	45.45%	44.05%	36.00%	30.40%	22.00%	15.00%
Defensive Market Strategies	0.00%	0.00%	1.50%	17.50%	18.00%	15.25%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity	21.16%	21.14%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Growth Equity	21.16%	21.14%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Small Cap Equity	7.84%	7.82%	6.29%	3.25%	2.08%	1.69%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	33.43%	33.40%	29.30%	17.70%	12.00%	10.10%	7.50%	5.00%
International Equity	26.41%	26.39%	23.15%	13.98%	9.48%	7.98%	5.93%	3.95%
Emerging Markets Equity	7.02%	7.01%	6.15%	3.72%	2.52%	2.12%	1.57%	1.05%

Real Return Select Funds(2)	6.67%	6.67%	6.67%	11.25%	20.00%	20.00%	20.00%	22.00%
Inflation Protected Bond	0.00%	0.00%	0.00%	4.00%	12.00%	12.00%	12.00%	12.00%
Flexible Income	0.00%	0.00%	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	3.33%	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.34%	3.34%	3.00%	2.00%	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	3.33%	3.33%	3.33%	3.00%	2.00%	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed- income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2045 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 23

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

24 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 19.43% 6/2009	Worst Quarter: (24.19)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	16.60%	0.48%	1.13%
GS4 Class after taxes on distributions(1)	16.27%	0.03%	0.59%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	11.08%	0.26%	0.75%

	One Year	Five Years	Since Inception (12/29/2006)
Composite Index (reflects no deduction for fees, expenses or taxes)	16.39%	1.23%	1.90%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	3.13%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	6.11%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	2.72%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	0.12%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since December 2006
Matt L. Peden, CFA Vice President and Investment Officer	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 25

GuideStone Funds MyDestination 2055 Fund	GS4 GMGZX

Investment Objective

The MyDestination 2055 Fund seeks the highest total return over time consistent with its asset mix. Total return includes capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the MyDestination 2055 Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	2.21%
Acquired Fund fees and expenses(1)	1.14%
Total annual operating expenses	3.45%
Fee waiver & expense reimbursement(2)	(2.11)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.34%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.20% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$136
3 Years	$863
5 Years	$1,612
10 Years	$3,589

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

26 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments predominately in the GuideStone Funds Select Funds (“Select Funds”), is managed to the specific retirement year included in its name by adjusting the percentage of fixed-income securities and the percentage of equity securities to become more conservative each year until reaching the year approximately 15 years after the retirement year.

•

The Fund’s strategy is to pursue the maximum amount of capital growth, consistent with a reasonable amount of risk, during a shareholder’s pre-retirement and early retirement years, and to adjust the Fund’s asset mix to increase the exposure to investments in fixed-income securities, with an emphasis on shorter duration bonds, until 15 years after the target retirement year.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets as of October 2013.

	October 2013	40 Years Before	30 Years Before	20 Years Before	10 Years Before	Retirement 2055(5)	5 Years After	10 Years After	15 Years After
Fixed Income Select Funds(1)(2)	5.00%	5.00%	6.50%	15.25%	24.00%	30.00%	37.50%	48.50%	58.00%
Money Market	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Low-Duration Bond	0.00%	0.00%	0.00%	0.00%	6.00%	12.00%	18.75%	36.37%	58.00%
Medium-Duration Bond	0.00%	0.00%	0.00%	3.81%	9.60%	12.00%	15.00%	9.70%	0.00%
Extended-Duration Bond	0.00%	0.00%	1.00%	3.05%	2.40%	1.50%	0.00%	0.00%	0.00%
Global Bond	5.00%	5.00%	5.50%	8.39%	6.00%	4.50%	3.75%	2.43%	0.00%

U.S. Equity Select Funds(2)(3)	51.00%	51.00%	50.10%	45.45%	44.05%	36.00%	30.40%	22.00%	15.00%
Defensive Market Strategies	0.00%	0.00%	0.00%	1.50%	17.50%	18.00%	15.25%	10.75%	7.50%
Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Value Equity	21.45%	21.45%	21.14%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Growth Equity	21.45%	21.45%	21.14%	18.83%	11.65%	7.96%	6.73%	5.02%	3.38%
Small Cap Equity	8.10%	8.10%	7.82%	6.29%	3.25%	2.08%	1.69%	1.21%	0.74%

Non-U.S. Equity Select Funds(2)	34.00%	34.00%	33.40%	29.30%	17.70%	12.00%	10.10%	7.50%	5.00%
International Equity	26.86%	26.86%	26.39%	23.15%	13.98%	9.48%	7.98%	5.93%	3.95%
Emerging Markets Equity	7.14%	7.14%	7.01%	6.15%	3.72%	2.52%	2.12%	1.57%	1.05%

Real Return Select Funds(2)	6.67%	6.67%	6.67%	6.67%	11.25%	20.00%	20.00%	20.00%	22.00%
Inflation Protected Bond	0.00%	0.00%	0.00%	0.00%	4.00%	12.00%	12.00%	12.00%	12.00%
Flexible Income	0.00%	0.00%	0.00%	0.00%	1.50%	5.00%	5.00%	5.00%	5.00%
Real Estate Securities	3.33%	3.33%	3.33%	3.33%	2.75%	1.00%	1.00%	1.00%	1.00%
Global Natural Resources Equity	3.34%	3.34%	3.34%	3.34%	3.00%	2.00%	2.00%	2.00%	4.00%

Credit Suisse Commodity Return Strategy(4)	3.33%	3.33%	3.33%	3.33%	3.00%	2.00%	2.00%	2.00%	0.00%
(1)	These target allocations may include investment grade and high yield fixed-income classes and may include foreign and domestic investments.
(2)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(3)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.
(4)	This fund is not a series of the Trust and is advised by an unaffiliated adviser.
(5)	The retirement year of 2055 assumes that an investor retired at age 65.

•

The Fund’s assets will be transferred to the Conservative Allocation Fund approximately 15 years after the retirement year through a merger with the Conservative Allocation Fund. If such a merger is not possible, the Fund’s Board of Trustees will consider other available options, including the continued operation of the Fund, merger with another Fund or termination of the Fund. The Conservative Allocation Fund seeks current income and modest capital appreciation.

•

The Adviser establishes the asset mix of the Fund and selects the underlying investments in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Select Funds or other investments, as well as its outlook for the economy and financial markets.

•

Target allocations represent the Fund’s current target for investments. Actual allocations may differ from the target due to market fluctuations and other factors. The target allocations generally are not expected to vary from those shown by more than plus or minus 15 percentage points. For example, a target allocation of 20% could vary between 5% and 35%. Although the Adviser will not generally vary beyond the 15 percentage point allocation range, the Adviser may at times determine in light of market and economic conditions that this range should be exceeded to protect the Fund or help achieve its objective. The Adviser may change the asset allocations and target ranges and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds or other investments and changes to the allocation targets.

GuideStone Funds Prospectus | 27

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds and other investments that it owns. There is no guarantee that the Fund’s investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Select Funds in which the Fund invests.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

28 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and four broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s target investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return year ended 12/31

Best Quarter: 10.20% 3/2012	Worst Quarter: (4.45)% 6/2012

Average Annual Total Returns as of 12/31/12

	One Year	Since Inception (01/01/2012)
GS4 Class before taxes	14.18%	14.18%
GS4 Class after taxes on distributions(1)	13.57%	13.57%
GS4 Class after taxes on distributions and sale of Fund shares(1)	9.37%	9.37%

	One Year	Since Inception (01/01/2012)
Composite Index (reflects no deduction for fees, expenses or taxes)	16.47%	16.47%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	0.43%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	4.22%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	16.42%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	16.83%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since January 2012
Matt L. Peden, CFA Vice President and Investment Officer	Since January 2012

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 29

GuideStone Funds Conservative Allocation Fund	GS4 GFIZX

Investment Objective

The Conservative Allocation Fund seeks current income and modest capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.06%
Acquired Fund fees and expenses(1)	0.78%
Total annual operating expenses	0.94%
Fee waiver & expense reimbursement(2)	(0.04)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.90%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$92
3 Years	$296
5 Years	$516
10 Years	$1,151

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

30 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	58%	45-75%
Money Market	2%	0-10%
Low-Duration Bond	56%	45-70%

U.S. Equity Select Funds(1)(2)	15%	5-25%
Defensive Market Strategies	8%	2-20%
Value Equity	3%	0-10%
Growth Equity	3%	0-10%
Small Cap Equity	1%	0-10%

Non-U.S. Equity Select Funds(1)	5%	2-15%
International Equity	4%	0-10%
Emerging Markets Equity Fund	1%	0-10%

Real Return Select Funds(1)	22%	10-35%
Inflation Protected Bond	12%	5-25%
Flexible Income	5%	2-15%
Real Estate Securities	1%	0-10%
Global Natural Resources Equity	4%	0-10%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(2)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•

Because the Fund owns Select Funds that invest in senior secured and unsecured floating rate loans (“Senior Loans”), the Fund will be exposed to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure,

GuideStone Funds Prospectus | 31

to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. In addition, the Fund’s exposure to Senior Loans may heighten the Fund’s collateral and liquidity risks. There is a risk that the value of the collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. Regarding liquidity risk, Senior Loans may not have an active trading market and are generally subject to restrictions on transfer, so they may not be sold at a time when it is desirable to do so or may only be sold at prices that are less than what is thought to be their fair value.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

32 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 8.00% 6/2009	Worst Quarter: (5.97)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	7.02%	3.40%	4.67%	4.07%
GS4 Class after taxes on distributions(1)	6.37%	2.27%	3.48%	2.82%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	4.66%	2.39%	3.49%	2.89%

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Composite Index (reflects no deduction for fees, expenses or taxes)	5.41%	3.19%	4.75%	4.21%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%	3.14%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	7.68%	4.27%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.74%	6.45%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since August 2001
Matt L. Peden, CFA Vice President and Investment Officer	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 33

GuideStone Funds Balanced Allocation Fund	GS4 GGIZX

Investment Objective

The Balanced Allocation Fund seeks moderate capital appreciation with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.03%
Acquired Fund fees and expenses(1)	0.97%
Total annual operating expenses	1.10%
Fee waiver & expense reimbursement(2)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.09%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$111
3 Years	$349
5 Years	$605
10 Years	$1,339

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

34 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines approximately equal percentages of fixed-income securities with equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	41%	25-55%
Money Market	2%	0-10%
Low-Duration Bond	11%	5-25%
Medium-Duration Bond	16%	5-30%
Extended-Duration Bond	4%	0-10%
Global Bond	8%	2-15%

U.S. Equity Select Funds(1)(2)	28%	15-45%
Defensive Market Strategies	8%	2-20%
Value Equity	9%	2-20%
Growth Equity	9%	2-20%
Small Cap Equity	2%	0-10%

Non-U.S. Equity Select Funds(1)	13%	5-25%
International Equity	10%	5-25%
Emerging Markets Equity Fund	3%	0-10%

Real Return Select Funds(1)	18%	10-30%
Inflation Protected Bond	6%	2-15%
Flexible Income	3%	0-10%
Real Estate Securities	3%	0-10%
Global Natural Resources Equity	6%	2-15%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(2)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk.

GuideStone Funds Prospectus | 35

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

36 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 13.63% 6/2009	Worst Quarter: (11.14)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	11.79%	3.61%	6.82%	5.33%
GS4 Class after taxes on distributions(1)	10.87%	2.29%	5.43%	3.88%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	8.02%	2.46%	5.34%	3.93%

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Composite Index (reflects no deduction for fees, expenses or taxes)	10.47%	3.84%	7.05%	5.63%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%	5.62%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	7.68%	4.27%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.74%	6.45%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since August 2001
Matt L. Peden, CFA Vice President and Investment Officer	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 37

GuideStone Funds Growth Allocation Fund	GS4 GCOZX

Investment Objective

The Growth Allocation Fund seeks capital appreciation with modest current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.03%
Acquired Fund fees and expenses(1)	1.04%
Total annual operating expenses	1.17%
Fee waiver & expense reimbursement(2)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.16%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$118
3 Years	$371
5 Years	$643
10 Years	$1,419

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

38 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	25%	15-35%
Money Market	2%	0-10%
Low-Duration Bond	6%	2-15%
Medium-Duration Bond	10%	5-25%
Extended-Duration Bond	2%	0-10%
Global Bond	5%	2-15%

U.S. Equity Select Funds(1)	40%	25-55%
Value Equity	18%	10-30%
Growth Equity	18%	10-30%
Small Cap Equity	4%	0-10%

Non-U.S. Equity Select Funds(1)	25%	10-40%
International Equity	20%	10-30%
Emerging Markets Equity Fund	5%	0-10%

Real Return Select Funds(1)	10%	5-25%
Real Estate Securities	4%	0-10%
Global Natural Resources Equity	6%	2-15%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

GuideStone Funds Prospectus | 39

•

Because the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in law.

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 16.02% 6/2009	Worst Quarter: (16.98)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	14.84%	1.78%	7.09%	4.75%
GS4 Class after taxes on distributions(1)	14.31%	0.80%	6.00%	3.66%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	9.97%	1.11%	5.83%	3.69%

40 | GuideStone Funds Prospectus

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Composite Index (reflects no deduction for fees, expenses or taxes)	13.60%	2.27%	7.63%	5.27%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%	5.62%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	7.68%	4.27%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.74%	6.45%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since August 2001
Matt L. Peden, CFA Vice President and Investment Officer	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 41

GuideStone Funds Aggressive Allocation Fund	GS4 GGBZX

Investment Objective

The Aggressive Allocation Fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses	0.03%
Acquired Fund fees and expenses	1.14%
Total annual operating expenses	1.27%
Fee waiver & expense reimbursement(1)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.26%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.12% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$128
3 Years	$402
5 Years	$696
10 Years	$1,533

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

42 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Fund	2%	0-10%
Money Market	2%	0-10%

U.S. Equity Select Funds(1)	58%	50-80%
Value Equity	26%	15-45%
Growth Equity	26%	15-45%
Small Cap Equity	6%	2-15%

Non-U.S. Equity Select Funds(1)	40%	25-55%
International Equity	32%	20-50%
Emerging Markets Equity Fund	8%	2-20%
(1)	The U.S. Equity Select Funds and Non-U.S. Equity Select Fund asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

GuideStone Funds Prospectus | 43

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 18.57% 6/2009	Worst Quarter: (22.77)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	17.19%	(0.26)%	7.20%	3.96%
GS4 Class after taxes on distributions(1)	16.75%	(1.02)%	6.33%	3.18%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	11.71%	(0.44)%	6.16%	3.26%

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
Composite Index (reflects no deduction for fees, expenses or taxes)	16.75%	0.54%	8.08%	4.74%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	7.68%	4.27%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deductions for fees, expenses or taxes)	16.83%	(2.89)%	9.74%	6.45%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since August 2001
Matt L. Peden, CFA Vice President and Investment Officer	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

44 | GuideStone Funds Prospectus

GuideStone Funds Conservative Allocation Fund I	GS2 GFIYX

Investment Objective

The Conservative Allocation Fund I seeks current income and modest capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conservative Allocation Fund I.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS2 Class
Management fee	0.10%
Other expenses	0.11%
Acquired Fund fees and expenses(1)	0.61%
Total annual operating expenses	0.82%
Fee waiver & expense reimbursement(2)	(0.06)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.76%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS2 Class
1 Year	$78
3 Years	$256
5 Years	$449
10 Years	$1,008

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

GuideStone Funds Prospectus | 45

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of fixed-income securities with a smaller percentage of equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	58%	45-75%
Money Market	2%	0-10%
Low-Duration Bond	56%	45-70%

U.S. Equity Select Funds(1)(2)	15%	5-25%
Defensive Market Strategies	8%	2-20%
Value Equity	3%	0-10%
Growth Equity	3%	0-10%
Small Cap Equity	1%	0-10%

Non-U.S. Equity Select Funds(1)	5%	2-15%
International Equity	4%	0-10%
Emerging Markets Equity Fund	1%	0-10%

Real Return Select Funds(1)	22%	10-35%
Inflation Protected Bond	12%	5-25%
Flexible Income	5%	2-15%
Real Estate Securities	1%	0-10%
Global Natural Resources Equity	4%	0-10%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(2)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerable more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of the inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

46 | GuideStone Funds Prospectus

•

Because the Fund owns Select Funds that invest in senior secured and unsecured floating rate loans (“Senior Loans”), the Fund will be exposed to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. In addition, the Fund’s exposure to Senior Loans may heighten the Fund’s collateral and liquidity risks. There is a risk that the value of the collateral securing a Senior Loan may decline after investment and that the collateral may not be sufficient to cover the amount owed. Regarding liquidity risk, Senior Loans may not have an active trading market and are generally subject to restrictions on transfer, so they may not be sold at a time when it is desirable to do so or may only be sold at prices that are less than what is thought to be their fair value.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by

(often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

GuideStone Funds Prospectus | 47

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS2 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Bank of America Merrill Lynch 1-3 Year Treasury Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS2 Class Annual Total Return years ended 12/31

Best Quarter: 8.06% 6/2009	Worst Quarter: (5.81)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (7/1/2003)
GS2 Class before taxes	7.07%	3.59%	4.56%
GS2 Class after taxes on distributions(1)	6.19%	2.44%	3.16%
GS2 Class after taxes on distributions and sale of Fund shares(1)(2)	4.69%	2.44%	3.18%

	One Year	Five Years	Since Inception (7/1/2003)
Composite Index (reflects no deduction for fees, expenses or taxes)	5.41%	3.19%	4.57%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	6.64%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.06%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since July 2003
Matt L. Peden, CFA Vice President and Investment Officer	Since July 2003

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

48 | GuideStone Funds Prospectus

GuideStone Funds Balanced Allocation Fund I	GS2 GGIYX

Investment Objective

The Balanced Allocation Fund I seeks moderate capital appreciation with current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Allocation Fund I.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS2 Class
Management fee	0.10%
Other expenses	0.04%
Acquired Fund fees and expenses(1)	0.79%
Total annual operating expenses	0.93%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS2 Class
1 Year	$95
3 Years	$296
5 Years	$515
10 Years	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

GuideStone Funds Prospectus | 49

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines approximately equal percentages of fixed-income securities with equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	41%	25-55%
Money Market	2%	0-10%
Low-Duration Bond	11%	5-25%
Medium-Duration Bond	16%	5-30%
Extended-Duration Bond	4%	0-10%
Global Bond	8%	2-15%

U.S. Equity Select Funds(1)(2)	28%	15-45%
Defensive Market Strategies	8%	2-20%
Value Equity	9%	2-20%
Growth Equity	9%	2-20%
Small Cap Equity	2%	0-10%

Non-U.S. Equity Select Funds(1)	13%	5-25%
International Equity	10%	5-25%
Emerging Markets Equity Fund	3%	0-10%

Real Return Select Funds(1)	18%	10-30%
Inflation Protected Bond	6%	2-15%
Flexible Income	3%	0-10%
Real Estate Securities	3%	0-10%
Global Natural Resources Equity	6%	2-15%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.
(2)	The U.S. Equity Select Funds asset class includes the Defensive Market Strategies Fund which may invest a portion of its assets in fixed-income and convertible securities.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•	Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of

50 | GuideStone Funds Prospectus

principal as well as lower income during periods of sustained deflation.

•

To the extent that the Fund owns Select Funds that invest in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying Select Funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•	Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

GuideStone Funds Prospectus | 51

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS2 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS2 Class Annual Total Return years ended 12/31

Best Quarter: 13.74% 6/2009	Worst Quarter: (11.08)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (7/1/2003)
GS2 Class before taxes	12.05%	3.80%	6.38%
GS2 Class after taxes on distributions(1)	10.69%	2.21%	4.67%
GS2 Class after taxes on distributions and sale of Fund shares(1)(2)	8.02%	2.39%	4.66%

	One Year	Five Years	Since Inception (7/1/2003)
Composite Index (reflects no deduction for fees, expenses or taxes)	10.47%	3.84%	6.55%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.02%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	6.64%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.06%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since July 2003
Matt L. Peden, CFA Vice President and Investment Officer	Since July 2003

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

52 | GuideStone Funds Prospectus

GuideStone Funds Growth Allocation Fund I	GS2 GCOYX

Investment Objective

The Growth Allocation Fund I seeks capital appreciation with modest current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Allocation Fund I.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS2 Class
Management fee	0.10%
Other expenses	0.05%
Acquired Fund fees and expenses(1)	0.86%
Total annual operating expenses	1.01%
(1)	The expense information in the table has been restated to reflect current Acquired Fund fees and expenses based on the Fund’s revised target allocations among the Select Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS2 Class
1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

GuideStone Funds Prospectus | 53

Principal Investment Strategies

•	The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of equity securities with a smaller percentage of fixed-income securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Funds(1)	25%	15-35%
Money Market	2%	0-10%
Low-Duration Bond	6%	2-15%
Medium-Duration Bond	10%	5-25%
Extended-Duration Bond	2%	0-10%
Global Bond	5%	2-15%

U.S. Equity Select Funds(1)	40%	25-55%
Value Equity	18%	10-30%
Growth Equity	18%	10-30%
Small Cap Equity	4%	0-10%

Non-U.S. Equity Select Funds(1)	25%	10-40%
International Equity	20%	10-30%
Emerging Markets Equity Fund	5%	0-10%

Real Return Select Funds(1)	10%	5-25%
Real Estate Securities	4%	0-10%
Global Natural Resources Equity	6%	2-15%
(1)	All asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy bonds and other fixed-income securities, the Fund’s value will fluctuate due to changes in interest rates. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer and general economic conditions. The yield earned by a Select Fund will also vary with changes in interest rates and other economic factors.

•

Because the Fund owns Select Funds that invest in fixed-income securities with longer durations, the Fund’s investments in those Select Funds may be more sensitive to changes in interest rates. Duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer the Select Fund’s dollar-weighted average duration, the more sensitive that Select Fund will be to interest rate changes as compared to funds with shorter dollar-weighted average durations.

•

To the extent that the Fund owns Select Funds that invest in high yield securities (“junk bonds”), the Fund will be subject to risks that the junk bonds may default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•	There is a risk that the issuer of a fixed-income investment owned by a Select Fund may fail to pay interest or even principal due in a timely manner or at all.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

54 | GuideStone Funds Prospectus

•

Because the Fund owns Select Funds that buy investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in law.

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns a Select Fund that invests in natural resources companies, the Fund will be exposed to certain risks associated with those industries. Natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS2 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Barclays U.S. Aggregate Bond Index, Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS2 Class Annual Total Return years ended 12/31

Best Quarter: 16.15% 6/2009	Worst Quarter: (16.82)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (7/1/2003)
GS2 Class before taxes	15.09%	1.96%	6.49%
GS2 Class after taxes on distributions(1)	14.31%	0.83%	5.19%
GS2 Class after taxes on distributions and sale of Fund shares(1)(2)	10.12%	1.14%	5.11%

GuideStone Funds Prospectus | 55

	One Year	Five Years	Since Inception (7/1/2003)
Composite Index (reflects no deduction for fees, expenses or taxes)	13.60%	2.27%	6.95%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.02%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	6.64%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.06%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since July 2003
Matt L. Peden, CFA Vice President and Investment Officer	Since July 2003

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

56 | GuideStone Funds Prospectus

GuideStone Funds Aggressive Allocation Fund I	GS2 GGBYX

Investment Objective

The Aggressive Allocation Fund I seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggressive Allocation Fund I.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS2 Class
Management fee	0.10%
Other expenses	0.06%
Acquired Fund fees and expenses	0.92%
Total annual operating expenses	1.08%
Fee waiver & expense reimbursement(1)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.07%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 0.15% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS2 Class
1 Year	$109
3 Years	$342
5 Years	$595
10 Years	$1,316

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

GuideStone Funds Prospectus | 57

Principal Investment Strategies

•

The Fund, through investments in the GuideStone Funds Select Funds (“Select Funds”), combines a greater percentage of U.S. equity securities with a smaller percentage of international equity securities.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the Select Funds.

	Target	Range
Fixed Income Select Fund	2%	0-10%
Money Market	2%	0-10%

U.S. Equity Select Funds(1)	58%	50-80%
Value Equity	26%	15-45%
Growth Equity	26%	15-45%
Small Cap Equity	6%	2-15%

Non-U.S. Equity Select Funds(1)	40%	25-55%
International Equity	32%	20-50%
Emerging Markets Equity Fund	8%	2-20%
(1)	The U.S. Equity Select Funds and Non-U.S. Equity Select Fund asset classes include a Fund or Funds which may invest a portion of its or their assets in derivatives.

•

Target allocations represent the Fund’s current target for investments in the Select Funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval.

•	The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying Select Funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the Select Funds that it owns. There is no guarantee that the Select Funds or the underlying investments made by the Select Funds will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns Select Funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions.

•

There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Because the Fund owns Select Funds that invest in small companies, the Fund is subject to risks presented by investments in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Because the Fund owns Select Funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by a Select Fund in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments.

•

Because the Fund indirectly pays a portion of the expenses incurred by the Select Funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the individual Select Funds directly.

58 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS2 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS2 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. (The Composite Index corresponds to the Fund’s percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds.) The Russell 3000® Index and MSCI ACWI (All Country World Index) Ex-U.S. Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS2 Class Annual Total Return years ended 12/31

Best Quarter: 18.57% 6/2009	Worst Quarter: (22.79)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (7/1/2003)
GS2 Class before taxes	17.31%	(0.11)%	6.39%
GS2 Class after taxes on distributions(1)	17.02%	(0.76)%	5.51%
GS2 Class after taxes on distributions and sale of Fund shares(1)(2)	11.62%	(0.29)%	5.38%

	One Year	Five Years	Since Inception (7/1/2003)
Composite Index (reflects no deduction for fees, expenses or taxes)	16.75%	0.54%	7.22%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.42%	2.05%	6.64%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.06%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since July 2003
Matt L. Peden, CFA Vice President and Investment Officer	Since July 2003

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 59

GuideStone Funds Money Market Fund	GS2 GMYXX GS4 GMZXX

Investment Objective

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.16%	0.16%
Other expenses	0.04%	0.28%
Total annual operating expenses	0.20%	0.44%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$20	$45
3 Years	$64	$141
5 Years	$113	$246
10 Years	$255	$555

60 | GuideStone Funds Prospectus

Principal Investment Strategies

•	The Fund invests in a broad range of high quality, short-term money market instruments denominated exclusively in U.S. dollars.

•	The Fund invests primarily in:

•	Short-term obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations.

•	Mortgage-backed and asset-backed securities.

•	The Fund may enter into repurchase agreements relating to the above instruments.

•	The Fund expects, but does not guarantee, a constant net asset value (“NAV”) of $1.00 per share by valuing its portfolio securities at amortized cost.

•

The Fund invests primarily in high quality commercial paper and other obligations generally rated as follows: (i) if rated by two or more nationally recognized statistical rating organization (“NRSRO”), the obligation is rated in the highest short-term rating category of any two NRSROs; (ii) if only one NRSRO has rated the obligation, it is rated in that NRSRO’s highest rating category; and (iii) if an obligation is not rated by an NRSRO, the Fund’s Sub-Adviser must determine if it is of equivalent quality to an obligation rated in the highest rating category of an NRSRO.

•	The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar weighted average life portfolio maturity of 120 days or less.

•	The Fund’s investments in securities are limited to obligations that mature in 397 days or less from the date of purchase.

•

The Fund may invest only in securities that comply with the quality, maturity, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, which regulates mutual funds.

•

The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•

Although the Fund seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the

Federal Deposit Insurance Corporation (“FDIC”) or any government agency.

•	A sharp rise in interest rates could cause the value of the Fund’s investments and its share price to drop.

•	The Fund’s return will drop if short-term interest rates drop.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•

The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity and may have an adverse effect on the Fund’s ability to maintain a $1.00 per share price.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

The Fund’s ability to concentrate its investments in domestic banks may increase risks. Banks, and other financial institutions, may be affected by negative economic conditions, since they rely on the availability and cost of funds, as well as the ability of borrowers to repay their loans.

•

Obligations of foreign banks and other foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers, including foreign banks, may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

GuideStone Funds Prospectus | 61

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 1.27% 9/2007	Worst Quarter: 0.00% 9/2012

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	0.01%	0.61%	1.74%	1.75%
GS2 Class before taxes	0.10%	0.75%	1.91%	1.90%
Citigroup 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.45%	1.69%	1.73%

Management

Investment Adviser

GuideStone Capital Management

Sub-Adviser

BlackRock Advisors, LLC

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

62 | GuideStone Funds Prospectus

GuideStone Funds Low-Duration Bond Fund	GS2 GLDYX GS4 GLDZX

Investment Objective

The Low-Duration Bond Fund seeks current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Low-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.34%	0.34%
Other expenses	0.08%	0.32%
Total annual operating expenses	0.42%	0.66%
Fee waiver & expense reimbursement(1)	(0.05)%	(0.08)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.37%	0.58%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.36% for the GS2 Class and 0.57% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$38	$59
3 Years	$130	$203
5 Years	$230	$360
10 Years	$525	$815

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 228% of the average value of its portfolio.

GuideStone Funds Prospectus | 63

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any, and typically more) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations.

•	Mortgage-backed and asset-backed securities.

•

The average quality rating for the Fund’s portfolio will be greater than or equal to the “Aa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “Ba” or higher by Moody’s or the equivalent by S&P or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “Ba” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•	The average dollar-weighted duration of the Fund normally varies between one and three years.

•

The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•

The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage-backed securities (for investment purposes and as a substitute for cash bonds). The Fund may also invest and reinvest in other types of long or short derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated

64 | GuideStone Funds Prospectus

investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Obligations of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•

Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 4.57% 6/2009	Worst Quarter: (2.20)% 9/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	4.15%	3.70%	3.35%	3.63%
GS4 Class after taxes on distributions(1)	3.55%	2.75%	2.29%	2.45%
GS4 Class after taxes on distributions and sale of Fund shares(1)	2.70%	2.61%	2.24%	2.40%
GS2 Class before taxes	4.35%	3.89%	3.52%	3.76%
Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)	0.43%	2.32%	2.72%	3.14%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

GuideStone Funds Prospectus | 65

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

BlackRock Financial Management, Inc.

Scott MacLellan Managing Director and Portfolio Manager	Since July 2008
Thomas F. Musmanno, CFA Managing Director and Portfolio Manager	Since June 2008

Pacific Investment Management Company LLC

Chris Dialynas Managing Director	Since November 2003

Payden & Rygel

Brian Matthews Managing Principal	Since September 2012
Mary Beth Syal, CFA Managing Principal	Since March 2008

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

66 | GuideStone Funds Prospectus

GuideStone Funds Medium-Duration Bond Fund	GS2 GMDYX GS4 GMDZX

Investment Objective

The Medium-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Medium-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.42%	0.42%
Other expenses	0.09%	0.33%
Acquired Fund fees and expenses	0.02%	0.02%
Total annual operating expenses	0.53%	0.77%
Fee waiver & expense reimbursement(1)	(0.03)%	(0.12)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.50%	0.65%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.48% for the GS2 Class and 0.63% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$51	$66
3 Years	$167	$234
5 Years	$293	$416
10 Years	$662	$943

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 570% of the average value of its portfolio.

GuideStone Funds Prospectus | 67

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any, and typically more) in investment grade fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations.

•	Mortgage-backed and asset-backed securities.

•

The average quality rating for the Fund’s portfolio will be greater than or equal to the “A” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund invests primarily in investment grade debt securities but may invest up to 15% of its assets in high yield securities (“junk bonds”) rated “B” or higher by Moody’s or the equivalent by S&P® or Fitch (or if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•

The average dollar-weighted duration of the Fund normally varies between three and seven years. Duration measures the expected life of a fixed-income security, and its sensitivity to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•

The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers. Unhedged non-U.S. dollar currency exposure is limited to 10% of the Fund’s total market value.

•	The Fund may invest to a lesser extent in preferred stock.

•

The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes). The Fund may also invest and reinvest in other types of long or short derivative instruments, such as futures contracts, forward options, options and swap agreements as a substitute for taking a position in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

68 | GuideStone Funds Prospectus

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•

Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 7.46% 6/2009	Worst Quarter: (4.15)% 9/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	7.68%	6.97%	5.99%	6.21%
GS4 Class after taxes on distributions(1)	6.50%	5.06%	4.20%	4.27%
GS4 Class after taxes on distributions and sale of Fund shares(1)	4.97%	4.83%	4.08%	4.16%
GS2 Class before taxes	7.93%	7.10%	6.13%	6.29%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%	5.62%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

GuideStone Funds Prospectus | 69

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

Goldman Sachs Asset Management, L.P.

Jonathan Beinner Managing Director	Since August 2001
Michael Swell Managing Director	Since March 2009

Pacific Investment Management Company LLC

Chris Dialynas Managing Director	Since August 2001

Western Asset Management Company and

Western Asset Management Company Limited

Stephen A. Walsh Chief Investment Officer	Since August 2001
Carl L. Eichstaedt Portfolio Manager	Since August 2001
Mark S. Lindbloom Portfolio Manager	Since December 2005
Julien A. Scholnick Portfolio Manager	Since May 2012

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

70 | GuideStone Funds Prospectus

GuideStone Funds Extended-Duration Bond Fund	GS2 GEDYX GS4 GEDZX

Investment Objective

The Extended-Duration Bond Fund seeks maximum total return consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Extended-Duration Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.48%	0.48%
Other expenses	0.08%	0.32%
Total annual operating expenses	0.56%	0.80%
Fee waiver & expense reimbursement(1)	(0.00)%	(0.05)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.56%	0.75%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.63% for the GS2 Class and 0.75% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of a shareholder service fee attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$ 57	$ 77
3 Years	$179	$250
5 Years	$313	$439
10 Years	$701	$985

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

GuideStone Funds Prospectus | 71

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any, and typically more) in fixed-income securities. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	The Fund invests primarily in:

•	Obligations issued or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations.

•	Mortgage-backed and asset-backed securities.

•	Taxable and tax-exempt municipal bonds.

•

The average quality rating for the Fund’s portfolio will be greater than or equal to the “Baa” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund does not currently expect to invest more than 20% of its assets in fixed-income securities rated lower than investment grade. The Fund will not invest in fixed-income securities that have a quality rating less than “B” as rated by Moody’s or the equivalent by S&P® or Fitch (or, if unrated, determined by a Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below a “B” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•

The average dollar-weighted duration of the Fund normally will be greater than or equal to seven years. Duration measures the expected life of a fixed-income security, and its sensitivity to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•

The Fund may hold up to 30% of its assets in obligations denominated in currencies other than the U.S. dollar, and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•

The Fund may use various types of derivative instruments including, but not limited to, futures contracts, options, forward contracts, and swap agreements. The Fund may invest in derivative instruments as a substitute for taking a position in an underlying asset; to increase returns; to manage market, foreign currency and/or duration or interest rate risk; or as part of a hedging strategy.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers practice different investment styles and make investment decisions for the Fund based on an analysis of differing factors, such as interest rates, yield curve positioning, yield spreads, duration, sectors, credit ratings or fundamental issuer selection. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise, and vice versa. An investor in this Fund should be able to accept some short-term fluctuations in value. Longer-term bonds are generally more volatile, as are lower-rated bonds. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•	The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors,

72 | GuideStone Funds Prospectus

such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

•

A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-duration securities may be more sensitive to interest rate changes, and may be subject to greater interest rate risk.

•

Bonds rated below investment grade, such as high yield securities (“junk bonds”), involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and two broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Barclays U.S. Long-Term Credit Bond Index and Barclays U.S. Long-Term Government Bond Index are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 16.15% 6/2009	Worst Quarter: (9.85)% 9/2008

GuideStone Funds Prospectus | 73

Average Annual Total Return as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	15.06%	10.83%	9.18%	9.20%
GS4 Class after taxes on distributions(1)	13.15%	8.69%	7.08%	6.98%
GS4 Class after taxes on distributions and sale of Fund shares(1)	10.05%	8.10%	6.75%	6.68%
GS2 Class before taxes	15.41%	11.06%	9.37%	9.35%
Composite Index (reflects no deduction for fees, expenses or taxes)	8.28%	10.20%	8.04%	8.39%
Barclays U.S. Long-Term Credit Bond Index (reflects no deduction for fees, expenses or taxes)	12.79%	10.42%	8.23%	8.37%
Barclays U.S. Long-Term Government Bond Index (reflects no deduction for fees, expenses or taxes)	3.79%	9.59%	7.64%	8.15%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since August 2001

Schroder Investment Management North America Inc.

William H. Williams Principal, Portfolio Manager, Chief Executive Officer and Chief Investment Officer	Since August 2001
Edward H. Jewett Principal and Portfolio Manager	Since August 2001
Richard A. Rezek, Jr., CFA Principal and Portfolio Manager	Since December 2002
Andrew B.J. Chorlton, CFA Principal and Portfolio Manager	Since July 2007
Neil Sutherland, CFA Principal and Portfolio Manager	Since November 2008
Julio C. Bonilla, CFA Vice President and Portfolio Manager	Since March 2010

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

74 | GuideStone Funds Prospectus

GuideStone Funds Inflation Protected Bond Fund	GS4 GIPZX

Investment Objective

The Inflation Protected Bond Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed debt securities.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Inflation Protected Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.32%
Other expenses	0.34%
Acquired Fund fees and expenses	0.01%
Total annual operating expenses	0.67%
Fee waiver & expense reimbursement(1)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.66%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.67% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS2 Class
1 Year	$67
3 Years	$213
5 Years	$372
10 Years	$834

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

GuideStone Funds Prospectus | 75

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any) in inflation-indexed debt securities issued by U.S. and foreign governments and their agencies and instrumentalities.

•	The Fund may concentrate its assets in securities of a relatively small number of issuers of inflation-indexed bonds, primarily U.S. and foreign governments.

•

The Fund will not invest in fixed-income securities that have a quality rating less than “Baa” as rated by Moody’s Investor Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s® (“S&P®”) or Fitch, Inc. (“Fitch”) (or, if unrated, determined by the Sub-Adviser to be of the same quality). If an investment held by the Fund is downgraded below an “Baa” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous to the Fund.

•

Although the Fund may invest in debt securities of varying maturities, the average dollar-weighted duration of the Fund is expected to be between four and 10 years. Duration measures the expected life of a fixed-income security, and its sensitivity to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•

The Fund may invest up to 10% of its assets in obligations denominated in currencies other than the U.S. dollar. Unhedged non-U.S. dollar currency exposure is limited to 5% of the Fund’s total market value.

•

The Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps, swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

•	The Fund may invest up to 20% of its assets in fixed-income securities that are not inflation-indexed.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. It is possible to lose money by investing in the Fund.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in loss of anticipated payments or principal being invested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Obligations of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•

Derivatives are subject to the risk or changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Because the interest and/or principal payments on an inflation-indexed bond are adjusted periodically for changes in inflation, the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the Fund may have no income to distribute.

76 | GuideStone Funds Prospectus

•

Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect on decreasing the overall level of the Fund’s liquidity.

•	Investing in a limited number of issuers may expose the Fund to a greater risk of losses than if its assets were more diversified.

•	The performance of the Fund will depend on how successfully the Sub-Adviser pursues its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total return of the GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 4.49% 9/2011	Worst Quarter: (1.03)% 12/2010

Average Annual Total Returns as of 12/31/12

	One Year	Since Inception (6/25/2009)
GS4 Class before taxes	6.06%	8.24%
GS4 Class after taxes on distributions(1)	4.44%	6.68%
GS4 Class after taxes on distributions and sale of Fund shares(1)	4.16%	6.20%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) (reflects no deduction for fees, expenses or taxes)	6.98%	9.27%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

GuideStone Capital Management

Sub-Adviser and Portfolio Managers

BlackRock Financial Management, Inc.

Martin Hegarty Managing Director and Portfolio Manager	Since July 2010
Brian Weinstein Managing Director and Portfolio Manager	Since June 2009

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 77

GuideStone Funds Global Bond Fund	GS4 GGBFX

Investment Objective

The Global Bond Fund seeks to maximize total return through capital gains and current income while preserving principal value.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Bond Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.47%
Other expenses	0.39%
Acquired Fund fees and expenses	0.02%
Total annual operating expenses	0.88%
Fee waiver & expense reimbursement(1)	(0.03)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.85%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.02% (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$87
3 Years	$278
5 Years	$485
10 Years	$1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.

78 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any, and typically more) in a diversified portfolio of fixed-income instruments of varying maturities and quality across different industries and sectors of the fixed-income market.

•	The Fund invests in globally diversified fixed-income securities and rotates portfolio allocations among global sectors, including:

•	High yield and investment grade corporate securities located in the United States.

•	High yield and investment grade corporate securities located in non-U.S. developed and emerging markets.

•	Obligations issued by or guaranteed by:

•	The U.S. government, its agencies and instrumentalities, banks and corporations; and

•	Foreign governments, banks and corporations.

•	Mortgage-backed and asset-backed securities.

•

The Fund may invest a substantial portion of total assets in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. In addition, the Fund may hedge its exposure to foreign currency.

•

The average credit quality for the Fund’s portfolio will be greater than or equal to the “Ba” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund may invest up to 70% of its assets in high yield securities (“junk bonds”) and emerging market securities rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch).

•

The average dollar weighted duration of the Fund normally varies between three and 10 years. Duration measures the expected life of a fixed-income security, and its sensitivity to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. Similarly, the longer the Fund’s dollar-weighted average duration, the more sensitive the Fund will be to interest rate changes than a fund with a shorter dollar-weighted average duration.

•

The Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging);

interest rate swaps, floors and caps (investment purposes); credit default swaps and currency swaps (investment purposes and hedging). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•

The Sub-Advisers seek to accomplish the objectives of the Fund by implementing a long-term, value-oriented approach utilizing diversified strategies across all sectors of the global fixed-income market.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund’s portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long-term while maintaining diversification and risk controls. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. Bond prices typically drop as interest rates rise, and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. Longer-term bonds are generally more volatile, as are lower-rated bonds. An investor in the Fund should be able to accept significant short-term fluctuations in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions.

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

GuideStone Funds Prospectus | 79

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates. When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments. This may increase the Fund’s sensitivity to interest rates and its potential for price declines.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

Obligations of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments that are not hedged to the U.S. dollar.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a composite index and three broad-based market indices during the same periods. The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Barclays Global Aggregate Bond Index – Unhedged, Barclays U.S. Corporate High Yield – 2% Issuer Capped Index and JPMorgan Emerging Markets Bond Index Plus are provided to show how the Fund’s performance compares with the returns of an index of securities that are closer to those in which the Fund invests.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 18.41% 6/2009	Worst Quarter: (9.56)% 12/2008

80 | GuideStone Funds Prospectus

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	12.52%	7.47%	7.35%
GS4 Class after taxes on distributions(1)	10.44%	5.00%	4.90%
GS4 Class after taxes on distributions and sale of Fund shares(1)	8.07%	4.86%	4.78%
Composite Index (reflects no deduction for fees, expenses or taxes)	10.47%	8.09%	7.89%
Barclays Global Aggregate Bond Index – Unhedged (reflects no deduction for fees, expenses or taxes)	4.32%	5.44%	6.10%
Barclays U.S. Corporate High Yield – 2% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	15.78%	10.45%	9.00%
JPMorgan Emerging Markets Bond Index Plus (reflects no deduction for fees, expenses or taxes)	18.04%	10.39%	9.67%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”).

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

Loomis, Sayles & Company, L.P.

Daniel J. Fuss, CFA, CIC Executive Vice President and Vice Chairman	Since June 2008
Matthew J. Eagan, CFA Vice President	Since June 2008
Elaine Stokes Vice President	Since June 2008

Western Asset Management Company and Western Asset Management Company Limited

Stephen A. Walsh Chief Investment Officer	Since December 2006
S. Kenneth Leech Chief Investment Officer Emeritus	Since December 2006
Ian R. Edmonds Portfolio Manager	Since December 2006
Michael C. Buchanan Portfolio Manager	Since September 2009
Keith J. Gardner Portfolio Manager	Since December 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 81

GuideStone Funds Flexible Income Fund	GS4 GFLZX

Investment Objective

The Flexible Income Fund seeks a high level of current income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Flexible Income Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.75%
Other expenses(1)	0.69%
Total annual operating expenses	1.44%
Fee waiver & expense reimbursement(2)	(0.24)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.20%
(1)	Other expenses and acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 1.20% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver and expense reimbursement” may also include the waiver of a shareholder service fee attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$122
3 Years	$432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund had not commenced operations prior to the date of this Prospectus.

82 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund invests mainly in a diversified portfolio of below investment grade fixed-income securities with varying maturities across a broad number of issuers, borrowers and/or industries. Fixed-income securities can include floating rate loans, government notes and bonds, mortgage-backed and asset-backed securities, convertible debt securities, fixed and floating rate corporate debt securities and below investment grade debt securities.

•	The Fund invests primarily in:

•	Senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions.

•	High yield (below investment grade) and investment grade corporate securities located in the United States.

•

The average credit quality for the Fund’s portfolio will be greater than or equal to the “B” category as rated by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by Standard and Poor’s (“S&P®”) or Fitch, Inc. (“Fitch”). The Fund will invest its assets in high yield securities (“junk bonds”) and other instruments rated below investment grade (“Baa” category by Moody’s or the equivalent by S&P® or Fitch) but may invest up to 10% of its net assets in investment grade securities, including obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations.

•

The Fund does not focus on below investment grade fixed-income securities or other instruments with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.

•

The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.

Principal Investment Risks

•

The Fund’s value will fluctuate in response to interest rates and other economic factors. The prices of fixed-income securities typically drop as interest rates rise and vice versa. The yield earned by the Fund will also vary with changes in interest rates and other economic factors. Lower-rated securities are generally more volatile. An investor in the Fund should be able to accept significant short-term fluctuations in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions.

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than securities rated investment grade. Issuers of these securities may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be negatively affected by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all. Mortgage-backed and asset-backed securities are also subject to the risk of prepayment which may result in a loss of anticipated payments or principal being reinvested at lower rates.

•

Senior secured and unsecured floating rate loans are generally acquired as a participation interest in, or assignment of, loans originated by U.S. banks and other financial institutions (“Senior Loans”) and are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. If the Fund acquires a participation interest in a Senior Loan, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Senior Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

•

The Fund is subject to collateral risk. Senior Loans are generally secured by collateral and subject to restrictive covenants in favor of the lenders or security holders, including the Fund, that invest in them. In most loan agreements, there is no formal requirement to pledge additional collateral. Therefore, there is a risk that the value of the collateral securing a Senior Loan may decline after the Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if

GuideStone Funds Prospectus | 83

the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund. Unsecured loans are not secured by specific collateral and as a result are subject to greater risk that the value of the assets of the borrower may be insufficient to cover repayment and interest.

•

The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity. Senior Loans are often unrated and unassigned, may not have an active trading market and are generally subject to restrictions on transfer, and the Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Senior Loans may also be difficult to value.

•

The Fund may invest in U.S. dollar-denominated securities issued by foreign issuers and trading on U.S. exchanges. These securities are subject to many of the risks inherit in investing in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of the security. In additions, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	The performance of the Fund will depend on how successfully the Sub-Adviser pursues its investment strategies.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Fund’s website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

Shenkman Capital Management, Inc.

Mark R. Shenkman President and Chief Investment Officer	Since July 2013
David H. Lerner Senior Vice President and Portfolio Manager	Since September 2013
Jonathan Savas Senior Vice President and Portfolio Manager	Since July 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

84 | GuideStone Funds Prospectus

GuideStone Funds Defensive Market Strategies Fund	GS2 GDMYX GS4 GDMZX

Investment Objective

The Defensive Market Strategies Fund seeks to provide long-term capital appreciation with reduced volatility compared to the equity market.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Defensive Market Strategies Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.87%	0.87%
Other expenses	0.26%	0.50%
Total annual operating expenses	1.13%	1.37%
Fee waiver & expense reimbursement(1)	(0.05)%	(0.04)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.08%	1.33%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.99% for the GS2 Class and 1.25% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of a shareholder service fee attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current expenses.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$110	$135
3 Years	$354	$430
5 Years	$617	$746
10 Years	$1,370	$1,643

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 304% of the average value of its portfolio.

GuideStone Funds Prospectus | 85

Principal Investment Strategies

•

To pursue its investment objective, the Fund utilizes principal investment strategies, managed by the Fund’s Sub-Advisers under the ultimate supervision of the Adviser. The principal strategies, when combined, are intended to result in the Fund obtaining investment returns consistent with the equity market, but with lower volatility when compared to the equity market. The Adviser determines the allocation of assets among the principal strategies and seeks to ensure an allocation that will allow the Fund to maintain its reduced volatility as compared to the broader market. Each Sub-Adviser is in turn responsible for investing the assets allocated to the principal strategy, or the portion of the principal strategy, for which it is responsible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

•	The principal strategies, and the range of assets that will be allocated to each, is as follows:

Principal Strategy	Range of Assets
Long Only Equity	30	%-80%
Convertible Bond	0	%-50%
Long-Short Equity	0	%-35%

•

The Adviser monitors portfolio activity and reallocates assets among the Sub-Advisers as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s principal investment objective. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another in an attempt to achieve the Fund’s investment objective.

•

The Long Only Equity Strategy is divided into two main components: a “value yield” component that focuses primarily on dividend paying stocks and a “U.S. defensive equity” component that focuses primarily on U.S. stocks with lower volatility compared to the broader equity market. Pursuant to the Long Only Equity Strategy, the Fund primarily invests in common stocks of U.S. companies but may also invest in common stocks of foreign companies either on a foreign exchange or through depositary receipts. The Fund may invest in common stocks of foreign companies in countries having economies and markets generally considered to be developed and, to a lesser extent, companies located in emerging markets. The Fund may also invest in preferred stocks and real estate investment trusts (“REITs”) and other real estate related companies.

•

The Convertible Bond Strategy involves investments in convertible securities. While the Fund has broad discretion to invest in all types of convertible securities of U.S. issuers, the Fund focuses primarily on investments in convertible bonds. These convertible securities will tend to have valuations more closely aligned with a company’s bonds than common stock. The Fund may also invest in convertible securities of non-U.S. issuers. The Fund may invest in obligations issued by the U.S. government, its agencies and instrumentalities, banks and corporations and foreign governments, banks and corporations. The Fund may invest in both investment grade securities and high yield securities (“junk bonds”) subject to a maximum of 35% of its total assets in junk bonds (“Baa” category as rated by Moody’s Investors Service, Inc. or the equivalent by Standard and Poor’s® or Fitch, Inc.).

•

The Long-Short Equity Strategy involves a long component and a short component. The long component primarily involves investments in equity securities with a focus on growth. The short component involves making short sales of stocks. The Fund may establish short positions in stocks of companies with a market value of up to 30% of its assets pursuant to this strategy. When the Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•

The Fund may hold up to 20% of its assets in obligations denominated in currencies other than the U.S. dollar and may invest beyond this limit when considering U.S. dollar-denominated securities of foreign issuers.

•

The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options and forward contracts as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

86 | GuideStone Funds Prospectus

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•

The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate assets effectively among the Sub-Advisers overseeing the Fund’s principal strategies. There can be no assurance that the actual allocations will achieve the Fund’s investment objective. Similarly, there is no guarantee that the principal strategies will work effectively together to achieve the Fund’s investment objective or that a principal strategy will be effective in achieving its individual objectives.

•

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to general market declines or because of factors related to the issuing company or its industry.

•

Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•

The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•

Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•

Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities.

•

REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. The value of REITs may be more sensitive to high or rising interest rates and may decline in value as a result, or become less attractive investments.

•

The value of fixed-income securities held by the Fund will fluctuate in response to interest rates and other economic factors. When interest rates rise, the prices of fixed-income securities fall and vice versa. Other factors may affect fixed-income securities, such as financial conditions of a particular issuer including its credit standing and general economic conditions.

•

In addition to the interest rate and credit risks applicable to fixed-income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.”

•

The Fund is subject to the risk that REITs and other real estate related companies share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates

GuideStone Funds Prospectus | 87

may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

High yield securities (“junk bonds”) involve greater risks of default and are more volatile than bonds rated investment grade. Issuers of these bonds may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund might not be able to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the Fund’s liquidity.

•

Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investment held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying security selections.

•

The Fund expects to have a high portfolio turnover rate due to short-term trading. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return year ended 12/31

Best Quarter: 6.12% 12/2011	Worst Quarter: (0.48)% 6/2012

Average Annual Total Returns as of 12/31/12

	One Year	Since Inception (9/1/2011)
GS4 Class before taxes	8.57%	8.28%
GS4 Class after taxes on distributions(1)	7.36%	7.33%
GS4 Class after taxes on distributions and sale of Fund shares(1)	5.99%	6.67%
GS2 Class before taxes	8.93%	8.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	15.08%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

88 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

American Century Investment Management, Inc.

Phillip N. Davidson, CFA Sr. Vice President, Chief Investment Officer – U.S. Value Equity and Sr. Portfolio Manager	Since September 2011
Michael Liss, CFA, CPA Vice President and Sr. Portfolio Manager	Since September 2011
Kevin Toney, CFA Vice President and Sr. Portfolio Manager	Since September 2011

AQR Capital Management, LLC

Jacques A. Friedman Principal	Since September 2011
Lars Nielsen Principal	Since September 2011

Shenkman Capital Management, Inc.

Mark R. Shenkman President and Chief Investment Officer	Since September 2011
Raymond F. Condon Sr. Vice President and Portfolio Manager	Since September 2011

Turner Investments, L.P.

Christopher E. Baggini, CFA Sr. Portfolio Manager/Global Equity Analyst and Principal	Since September 2011
David J. Honold, Jr., CFA Portfolio Manager/Global Security Equity and Principal	Since September 2011
Joshua B. Kohn, CFA Portfolio Manager/Global Equity Analyst and Principal	Since January 2012
Jason D. Schrotberger, CFA Sr. Portfolio Manager/Global Equity Analyst and Principal	Since September 2011
Vijay Shankaran, M.D., Ph.D. Sr. Portfolio Manager/Global Equity Analyst and Principal	Since September 2011
Donald W. Smith, CFA Portfolio Manager/Global Equity Analyst and Principal	Since September 2011
Frank L. Sustersic, CFA Sr. Portfolio Manager/Global Equity Analyst and Principal	Since September 2011

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 89

GuideStone Funds Real Assets Fund	GS4 GRAZX

Investment Objective

The Real Assets Fund seeks long-term capital appreciation and income consistent with protection from inflation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Real Assets Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.10%
Other expenses(1)	2.81%
Acquired Fund fees and expenses(1)	0.96%
Total annual operating expenses	3.87%
Fee waiver & expense reimbursement(2)	(2.79)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.08%
(1)	Other expenses and acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.12% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver and expense reimbursement” may also include the waiver of a shareholder service fee attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$110
3 Years	$924

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

90 | GuideStone Funds Prospectus

Principal Investment Strategies

•

To pursue its investment objective, the Fund allocates assets among certain Select Funds and other investments (“underlying funds”), which include other open-end management investment companies that invest in various asset classes in order to pursue an overall real return investment strategy under the ultimate supervision of the Adviser. In the Fund’s pursuit of “real return” the Fund will invest in “real asset classes” which are defined broadly by the Fund to include any financial or physical assets that historically provide a rate of return at or above the rate of inflation over the long term. The Adviser monitors portfolio activity and reallocates assets among the underlying funds as necessary in an attempt to ensure the Fund’s portfolio, when viewed as a whole, is consistent with the Fund’s investment objective.

•	The Adviser uses the following target and potential ranges in allocating the Fund’s assets among the underlying funds.

Underlying Funds	Target	Range
GuideStone Funds Inflation Protected Bond Fund	33.0%	20-50%
GuideStone Funds Global Natural Resources Equity Fund*	17.5%	10-30%
Credit Suisse Commodity Return Strategy Fund**	17.5%	10-25%
GuideStone Funds Flexible Income Fund*	17.0%	10-30%
GuideStone Funds Real Estate Securities Fund	15.0%	5-25%
*	Shares of these funds are not available for individual investment.
**	This fund is not a series of the Trust and is advised by an unaffiliated adviser.

•

Target allocations represent the Fund’s current target for investments among the underlying funds. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations from time to time and may add or eliminate new or existing Select Funds or other investments without shareholder approval. The Fund will rebalance its assets from time to time to adjust for changes in the values of the underlying funds.

Principal Investment Risks

•

The Fund’s value will go up and down in response to changes in the share prices of the underlying funds. There is no guarantee that the underlying funds or their investments will increase in value. Therefore, it is possible to lose money by investing in the Fund.

•

Because the Fund owns an underlying fund that invests in high yield securities (“junk bonds”), the Fund is subject to risks that the junk bonds may default and are more volatile than securities rated investment grade. Issuers of these securities may be more sensitive to economic downturns and may be unable to make timely interest or principal payments. The Fund’s value could be hurt by price declines due to actual or perceived changes in an issuer’s ability to make such payments.

•

Because the Fund owns an underlying fund that invests in inflation-indexed bonds, the Fund is subject to risks related to the periodic adjustment of interest and/or principal payments on these securities due to changes in inflation, and the income distributed by the Fund may fluctuate considerably more than the income distributions of a typical bond fund. Income fluctuations associated with changes in interest rates may be low; however, income fluctuations associated with changes in inflation may be high. In periods of extreme deflation, the underlying fund may have no income to distribute. Although some issuers of inflation-indexed securities guarantee to pay at least the original principal value of any inflation-indexed bond it issues, other issuers may not offer the same guarantee. As a result, some inflation-indexed securities held by the Fund may suffer a loss of principal as well as lower income during periods of sustained deflation. The principal value of an investment in the Fund is not protected or otherwise guaranteed by virtue of the Fund’s investments in an underlying fund that invests in inflation-indexed bonds.

•

Floating rate loans generally are subject to restrictions on transfer, and an underlying fund in which the Fund invests may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than their fair market value. An underlying fund may find it difficult to establish a fair value for floating rate loans held by it. There is a risk that the value of the collateral securing a loan may decline after the underlying fund invests and that the collateral may not be sufficient to cover the amount owed to it. In the event the borrower defaults, the underlying fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to it. If the underlying fund acquires a participation interest in a loan, it may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions.

•	Because the Fund owns underlying funds that buy stocks and other equity securities, the Fund’s value will fluctuate due to business developments concerning a

GuideStone Funds Prospectus | 91

particular issuer, industry or country, as well as general market and economic conditions.

•

To the extent the underlying funds invest more heavily in particular sectors, the Fund’s performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The instruments or industries that constitute a sector may all react in the same way to economic, political or regulatory events. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Because the Fund is focused on inflation and not broad market performance, the underlying funds in which the Fund invests may hold a limited number of securities and may at times be substantially over- and under-weighted in certain economic sectors. As such, the Fund’s performance is likely to be disproportionately affected by the factors influencing those sectors. To the extent the underlying funds emphasize the real estate sector, energy sector, materials sector or a combination of those sectors, your investment in the Fund will be linked to the performance of one or multiple sectors, and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

•

Because the Fund owns an underlying fund that invests in natural resources industries, the Fund is subject to an increased risk of loss. Natural resources may be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

•

Because the Fund owns an underlying fund that invests in commodities, it is subject to commodities risk. Exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities in commodities. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the underlying fund focuses its investments in a particular commodity in the commodities market, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of significant fluctuations in the value of the Fund’s shares.

•

Because the Fund owns an underlying fund that buys investments in real estate investment trusts (REITs) and other investments in real estate, the Fund’s value will fluctuate due to factors affecting the real estate market, including, among others, overbuilding, change in rental fees, limited diversification and change in laws.

•

Investment by an underlying fund in medium-sized stocks involves greater risk than investing in larger company stocks. The risks associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

Investment by an underlying fund in small-cap companies may involve greater risk and may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience and market diversification.

•

Because the Fund owns underlying funds that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investment by an underlying investment in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by an underlying fund in which the Fund invests.

92 | GuideStone Funds Prospectus

•

To the extent that the Fund owns an underlying fund that invests in derivatives, it is exposed to derivative risk. Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risk of loss due to changes in interest rates. The use of certain derivatives by the underlying funds may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•

Although the Fund is intended to provide a measure of protection against inflation, it is possible that it will not do so to the extent intended. The Fund’s investments may be adversely affected to a greater extent than other investments during deflationary periods.

•

Because the Fund indirectly pays a portion of the expenses incurred by the underlying funds in which it invests, in addition to paying its own expenses, the overall cost of investing in the Fund may be higher than investing in the underlying funds directly, to the extent permitted.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Fund’s website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

Management

Investment Adviser and Portfolio Managers

GuideStone Capital Management

Ronald C. Dugan, CFA, CPA President	Since August 2010
Rodric E. Cummins, CFA Senior Vice President and Chief Investment Officer	Since July 2013
Matt L. Peden, CFA Vice President and Investment Officer	Since July 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 93

GuideStone Funds Equity Index Fund	GS2 GEQYX GS4 GEQZX

Investment Objective

The Equity Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Index Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.16%	0.16%
Other expenses	0.09%	0.34%
Total annual operating expenses	0.25%	0.50%
Fee waiver & expense reimbursement(1)	(0.01)%	(0.11)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.24%	0.39%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.23% for the GS2 Class and 0.38% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$25	$40
3 Years	$79	$149
5 Years	$140	$269
10 Years	$317	$618

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

94 | GuideStone Funds Prospectus

Principal Investment Strategies

•

Under normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the equity securities (primarily common stocks) of the companies that make up the S&P 500® Index, in weightings that approximate the relative composition of the securities contained in the S&P 500® Index.

•	The Fund may invest to a lesser extent in derivative instruments, including exchange listed options, futures and swap agreements, that are based on:

•	The S&P 500® Index;

•	Companies included in the S&P 500® Index; or

•	Stock indices other than but similar to the S&P 500® Index.

•

The companies chosen for inclusion in the S&P 500® Index tend to be industry leaders within the U.S. economy as determined by Standard & Poor’s® (“S&P®”). However, companies are not selected for inclusion by S&P® because they are expected to have superior stock price performance relative to the market in general or other stocks in particular.

•

The Fund is passively managed, which means it tries to duplicate the investment composition and performance of the S&P 500® Index using computer programs and statistical procedures. As a result, the Sub-Adviser(s) does not use traditional methods of fund investment management for the Fund, such as selecting securities on the basis of economic, financial and market analysis. Rather, the Sub-Adviser(s) buys and sells securities in response to changes in the S&P 500® Index. Because the Fund has fees and transaction expenses (while the S&P 500® Index has none), returns are likely to be below those of the S&P 500® Index.

•

The correlation between the Fund’s performance and the S&P 500® Index is expected to be greater than 98%. However, it could be lower in certain market environments and due to certain stocks that may be excluded from the Fund’s portfolio because of social investment policies and restrictions (100% would indicate perfect correlation).

•

The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•

There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•

The Fund’s return may not match the return of the S&P® Index for a number of reasons, including operating and brokerage expenses incurred by the Fund, reserves of cash held by the Fund to meet redemptions, and/or lack of precise correlation with the S&P® Index.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more traditional methods of investment management, such as selecting securities based on economic, financial and market analysis.

•	The Fund must pay various expenses, while the S&P 500® Index’s total return does not reflect any expenses.

GuideStone Funds Prospectus | 95

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 15.70% 6/2009	Worst Quarter: (22.33)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	15.76%	1.47%	6.77%	3.35%
GS4 Class after taxes on distributions(1)	15.25%	0.72%	6.17%	2.76%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	10.74%	1.11%	5.84%	2.74%
GS2 Class before taxes	15.92%	1.62%	6.94%	3.44%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%	3.67%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management

Sub-Adviser and Portfolio Managers

Northern Trust Investments, Inc.

Brent D. Reeder Senior Vice President	Since August 2001
Lucia A. Johnston Vice President	Since August 2001

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

96 | GuideStone Funds Prospectus

GuideStone Funds Real Estate Securities Fund	GS4 GREZX

Investment Objective

The Real Estate Securities Fund seeks to provide long-term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Securities Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	0.70%
Other expenses	0.37%
Total annual operating expenses	1.07%
Fee waiver & expense reimbursement(1)	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.06%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 1.29% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$108
3 Years	$339
5 Years	$589
10 Years	$1,305

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

GuideStone Funds Prospectus | 97

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund defines a real estate related company as one that derives at least 50% of its revenue from, or has at least 50% of the value of its assets in, real estate, including the ownership, construction, management or sale of real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.

•

The Sub-Adviser generally looks for real estate securities that have the potential to provide superior returns to the Fund and focuses on companies with the potential for stock price appreciation and a record of paying dividends.

•

The Fund may invest in equity securities of REITs and other real estate related companies located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of REITs and other real estate related companies located in emerging markets.

•	The Fund is non-diversified and will invest primarily in equity REITs, including, but not limited to, mortgage and hybrid REITs, but, in changing market conditions, may invest in other types of REITs.

•

The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Sub-Adviser uses different investment techniques to identify securities it believes would be the most profitable to the Fund over the long term. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.

Principal Investment Risks

•	There is no guarantee that the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or real estate market, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price does not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•

The Fund concentrates its assets in the real estate industry, so an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

•

The Fund may at times be more concentrated in particular sub-sectors of the real estate industry, such as apartments, retail, hotels, offices, industrial, health care and others. As such, its performance would be especially sensitive to developments that significantly affect those businesses.

•

In addition, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit they extend. Equity and mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

•

The Fund is subject to interest rate risk, which is the risk that REITs and other real estate related company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate related companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing from property purchases and improvements is more costly and difficult to obtain.

•

Some of the REITs and other real estate related company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

•

Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make

98 | GuideStone Funds Prospectus

currency investment decisions independent of their underlying stock selections.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic stability.

•

The Fund is “non-diversified,” meaning it may invest in securities of relatively few issuers and the performance of one or a small number of issuers may affect overall Fund performance more than if the Fund invested in a larger number of issuers.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance information for an unregistered predecessor fund with substantially similar investment objectives, policies and strategies of the Fund can be found in the section entitled “Related Performance Information” beginning on page 166. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 32.06% 9/2009	Worst Quarter: (39.93)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Since Inception (12/29/2006)
GS4 Class before taxes	17.09%	5.07%	1.25%
GS4 Class after taxes on distributions(1)	16.52%	4.43%	0.13%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	11.10%	3.94%	0.43%
Dow Jones U.S. Select Real Estate Securities IndexSM (reflects no deduction for fees, expenses or taxes)	17.09%	4.92%	0.81%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans, or individual retirement accounts (“IRAs”). The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any loss on a sale of Fund shares at the end of the measurement period.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management

Sub-Adviser and Portfolio Managers

Heitman Real Estate Securities, LLC,

Heitman International Real Estate Securities HK Limited and

Heitman International Real Estate Securities GmbH

Timothy Pire, CFA Managing Director and Portfolio Manager – North America	Since September 2013
Mark Abramsom Managing Director and Portfolio Manager – Europe	Since September 2013
John White Managing Director and Portfolio Manager – Asia-Pacific	Since September 2013

GuideStone Funds Prospectus | 99

RREEF America, L.L.C.,

Deutsche Investments Australia Limited and

Deutsche Alternative Asset Management (Global) Limited

Daniel Ekins Managing Director	Since September 2013
John Hammond Managing Director	Since September 2013
Joseph D. Fisher, CFA Director	Since August 2013
Chris Robinson Director	Since September 2013
David W. Zonavetch, CPA Director	Since August 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

100 | GuideStone Funds Prospectus

GuideStone Funds Value Equity Fund	GS2 GVEYX GS4 GVEZX

Investment Objective

The Value Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.64%	0.64%
Other expenses	0.04%	0.28%
Total annual operating expenses	0.68%	0.92%
Fee waiver & expense reimbursement(1)	(0.02)%	(0.01)%
Total annual operating expenses (after fee waiver & expense reimbursement)	0.66%	0.91%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 0.74% for the GS2 Class and 0.94% for GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver & expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$67	$93
3 Years	$216	$292
5 Years	$377	$508
10 Years	$845	$1,130

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

GuideStone Funds Prospectus | 101

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses on large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to be value stocks. Value stocks are generally those that are trading at prices that the Sub-Advisers believe are below what the stocks are worth or that may be out of favor with investors.

•	These stocks typically have lower price-to-earnings ratios, lower asset valuations and/or higher dividend yields relative to the U.S. market as a whole.

•	The Fund may invest to a lesser extent in American Depositary Receipts, which represent ownership of underlying foreign securities that are denominated in U.S. dollars.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses different investment styles to identify securities it believes are undervalued or are generally out of favor with investors. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An undervalued stock may not increase in price as anticipated by a Sub-Adviser if other investors fail to recognize the company’s value or the factors that the Sub-Adviser believed would increase the price does not occur. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•	There is a risk that value-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, value stocks have tended to lag the overall stock market during rising markets and to outperform it during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of value stocks and the stock market).

•

Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

102 | GuideStone Funds Prospectus

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 18.04% 6/2003	Worst Quarter: (21.00)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	17.20%	0.46%	7.04%	4.05%
GS4 Class after taxes on distributions(1)	16.96%	0.23%	6.39%	3.42%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	11.47%	0.34%	6.08%	3.37%
GS2 Class before taxes	17.47%	0.65%	7.23%	4.32%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%	4.61%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since June 2006
Gina Marie N. Moore Principal	Since June 2006
Martha E. Ortiz Principal	Since June 2006
R. Brian Wenzinger Principal	Since January 2007
Christopher J.W. Whitehead Principal	Since December 2009

Barrow, Hanley, Mewhinney & Strauss, LLC

Ray Nixon, Jr. Executive Director	Since August 2001
Jeff G. Fahrenbruch, CFA Associate Portfolio Manager	Since October 2012
David W. Ganucheau, CFA Associate Portfolio Manager	Since October 2012

Northern Trust Investments, Inc.

Brent D. Reeder Senior Vice President	Since August 2001
Lucia A. Johnston Vice President	Since August 2001

TCW Investment Management Company

Diane Jaffee, CFA Senior Portfolio Manager and Group Managing Director	Since June 2006

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 103

GuideStone Funds Growth Equity Fund	GS2 GGEYX GS4 GGEZX

Investment Objective

The Growth Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.87%	0.87%
Other expenses	0.03%	0.27%
Total annual operating expenses	0.90%	1.14%
Fee waiver & expense reimbursement(1)	(0.02)%	(0.08)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	0.88%	1.06%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses, before expense payments by broker-dealers, to 0.88% for the GS2 Class and 1.06% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver and expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver of reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$90	$108
3 Years	$285	$354
5 Years	$497	$620
10 Years	$1,106	$1,379

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

104 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities, which can include stock, stock futures, rights, warrants or securities convertible into stock. The Fund is diversified and focuses its investments in large- and medium-sized U.S. companies whose stocks are considered by the Fund’s Sub-Advisers to have above-average potential for growth in revenue and earnings.

•

The Fund may invest to a lesser extent in American Depositary Receipts, which represent ownership of underlying foreign securities that are denominated in U.S. dollars, regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets and foreign equity securities (including non-U.S. dollar denominated securities).

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. Each Sub-Adviser uses both fundamental research and quantitative analysis to select securities it believes have above-average growth prospects but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth or unanticipated positive earnings. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•

Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by factors influencing that sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.

•

There is a risk that growth-oriented investments may not perform as well as the rest of the U.S. stock market as a whole. In the past, growth stocks have tended to outperform the overall stock market during rising markets and to lag during periods of flat or declining markets (although no guarantee may be made with respect to the future performance of growth stocks and the stock market).

•

Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

GuideStone Funds Prospectus | 105

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 18.20% 3/2012	Worst Quarter: (25.93)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	17.21%	1.61%	6.92%	2.85%
GS4 Class after taxes on distributions(1)	15.94%	1.38%	6.79%	2.75%
GS4 Class after taxes on distributions and sale of Fund shares(1)	12.88%	1.37%	6.11%	2.47%
GS2 Class before taxes	17.39%	1.75%	7.04%	2.98%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%	3.41%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

Brown Advisory, LLC

Kenneth M. Stuzin, CFA Partner	Since June 2013

Columbus Circle Investors

Anthony Rizza, CFA Sr. Managing Director and Portfolio Manager	Since August 2008
Tom Bisighini Managing Director and Portfolio Manager	Since February 2009

Marsico Capital Management, LLC

Thomas F. Marsico Chief Executive Officer and Chief Investment Officer	Since October 2003
Coralie Witter, CFA Portfolio Manager and Senior Analyst	Since April 2011

Rainier Investment Management, Inc.

James Margard Principal, Chief Investment Officer and Director of Equity Management	Since August 2008
Mark Dawson, CFA Principal and Sr. Equity Portfolio Manager	Since August 2008
Mike Emery, CFA Principal and Sr. Equity Portfolio Manager	Since August 2008

Sands Capital Management, LLC

Frank M. Sands, Jr. Chief Executive Officer and Chief Investment Officer	Since October 2003
Thomas M. Ricketts, CFA Sr. Research Analyst, Sr. Portfolio Manager and Executive Managing Director	Since January 2009
T. Perry Williams, CFA Sr. Research Analyst, Sr. Portfolio Manager and Executive Managing Director	Since January 2009

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

106 | GuideStone Funds Prospectus

GuideStone Funds Small Cap Equity Fund	GS2 GSCYX GS4 GSCZX

Investment Objective

The Small Cap Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.96%	0.96%
Other expenses	0.09%	0.33%
Total annual operating expenses	1.05%	1.29%
Fee waiver & expense reimbursement(1)	(0.02)%	(0.10)%
Total annual operating expenses (after fee waiver & expense reimbursement)(2)	1.03%	1.19%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total Fund operating expenses, before expense payments by broker-dealers, to 1.12% for the GS2 Class and 1.21% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. The “Total annual operating expenses (after fee waiver and expense reimbursement)” may not equal the limits for total annual operating expenses for each Class due to indirect fees and expenses associated with investments in the GS4 Class of the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

(2)	The expense information in the table has been restated to reflect current expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$105	$121
3 Years	$332	$399
5 Years	$577	$698
10 Years	$1,281	$1,548

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

GuideStone Funds Prospectus | 107

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. companies that, at the time of purchase, are in the small capitalization segment of the U.S. equity market, generally consistent with the capitalization range of companies comprising the Russell 2000® Index. The market capitalization range of the Russell 2000® Index changes with market conditions and due to modifications in its member composition. As of May 31, 2013, the market capitalization in the Russell 2000® Index ranged from $129 million to $3.3 billion. The Fund’s portfolio is not limited to the stocks listed in the Russell 2000® Index and, as such, is diversified among a large number of companies across different industries and economic sectors. Because the Fund may continue to hold a security whose market capitalization increases or decreases over time, a portion of the Fund’s holdings may have market capitalizations outside the range of the Russell 2000® Index at any given time.

•

The Fund is generally diversified with respect to stocks possessing attractive fundamental values and strong growth prospects. Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends.

•

In addition to its investments in small capitalization stocks, the Fund invests in Russell 2000® Index derivatives. The Russell 2000® Index derivatives are backed by an actively managed, diversified portfolio of fixed-income investments, comprising no more than 15% of the Fund’s net assets.

•

The Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts (to hedge against fluctuations in foreign currencies); currency futures and options thereon (to hedge against fluctuations in foreign currencies); interest rate swaps, floors and caps (investment purposes); credit default swaps (investment purposes); futures and options on stock indices (investment purposes); futures and options on U.S. Treasury securities (investment purposes); and currency swaps (investment purpose and to hedge against fluctuations in foreign currencies). The Fund may also use other types of derivative instruments, such as futures and options contracts, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase returns, to manage market, foreign currency and/or duration or interest rate risk, or as part of a hedging strategy.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, using fundamental research and quantitative analysis, select securities that they believe have favorable investment characteristics but may make investment decisions for the Fund based on an analysis of differing factors, such as revenue and earnings growth, relative valuation, business catalysts or quality of management. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the stock market or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund invests primarily in small companies. An investment in a smaller company may be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

108 | GuideStone Funds Prospectus

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor in this Fund should be able to accept significant short-term fluctuations in value.

•	The Fund expects to have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	There is a risk that the issuer of a fixed-income investment owned by the Fund may fail to pay interest or even principal due in a timely manner or at all.

•	As nominal interest rates rise, the value of fixed-income securities held by the Fund is likely to decrease.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 22.83% 6/2003	Worst Quarter: (25.60)% 12/2008

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	15.02%	3.61%	9.13%	5.71%
GS4 Class after taxes on distributions(1)	14.12%	3.38%	8.23%	4.95%
GS4 Class after taxes on distributions and sale of Fund shares(1)	10.96%	3.06%	7.80%	4.76%
GS2 Class before taxes	15.25%	3.77%	9.28%	5.87%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	16.35%	3.56%	9.72%	6.54%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

GuideStone Funds Prospectus | 109

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

AJO, LP

Theodore R. Aronson Principal	Since August 2001
Gina Marie N. Moore Principal	Since August 2001
Martha E. Ortiz Principal	Since August 2001
R. Brian Wenzinger Principal	Since January 2007
Christopher J.W. Whitehead Principal	Since December 2009

Columbus Circle Investors

Clifford G. Fox, CFA Sr. Managing Director and Portfolio Manager	Since March 2009
Katerina Wasserman Sr. Vice President and Portfolio Manager	Since October 2009

RBC Global Asset Management (U.S.) Inc.

Lance F. James Managing Director and Senior Portfolio Manager	Since June 2013

TimesSquare Capital Management, LLC

Grant Babyak Chief Executive Officer and Portfolio Manager	Since August 2002
Kenneth Duca, CFA Director and Portfolio Manager/Analyst	Since December 2007

Western Asset Management Company and

Western Asset Management Company Limited

Stephen A. Walsh Chief Investment Officer	Since June 2007
Carl L. Eichstaedt Portfolio Manager	Since June 2007
Mark S. Lindbloom Portfolio Manager	Since June 2007

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

110 | GuideStone Funds Prospectus

GuideStone Funds International Equity Fund	GS2 GIEYX GS4 GIEZX

Investment Objective

The International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	0.95%	0.95%
Other expenses	0.37%	0.62%
Acquired Fund fees and expenses	0.01%	0.01%
Total annual operating expenses	1.33%	1.58%
Fee waiver & expense reimbursement(1)	(0.16)%	(0.17)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.17%	1.41%
(1)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 0.96% for the GS2 Class and 1.20% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2014. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$119	$144
3 Years	$406	$482
5 Years	$713	$844
10 Years	$1,588	$1,864

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

GuideStone Funds Prospectus | 111

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets and typically more) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located, or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•

The Fund primarily invests in common stocks of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in common stocks of foreign companies located in emerging markets.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

•

The Fund may invest to a lesser extent in American Depositary Receipts and Global Depositary Receipts and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•

The Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. When the Fund takes a short position, it sells at the current market price a stock it has borrowed in anticipation of a decline in the market price of the stock. The Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Fund’s gains or losses.

•

The Fund may use forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies. The Fund may also use other types of derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•

Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•

The Fund may invest in securities issued by foreign companies through American Depositary Receipts (“ADRs”) and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign

112 | GuideStone Funds Prospectus

countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund.

•

The Fund is subject to leverage risk. Leveraging occurs when the Fund increases its assets available for investment using borrowings or similar transactions. Due to the fact that short sales involve borrowing securities and selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage, including short sales and other forms of leveraging such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts and engaging in forward commitment transactions, may magnify the Fund’s gains or losses. Leverage also creates interest expense that may lower the Fund’s overall returns.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk, the risk of loss due to changes in interest rates and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	At times, the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and the annual total returns of the Fund’s GS4 Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s GS4 Class returns, both before and after taxes, averaged over certain periods of time, compare to the performance of a broad-based market index during the same periods.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Annual Total Return years ended 12/31

Best Quarter: 25.80% 6/2009	Worst Quarter: (21.89)% 9/2011

Average Annual Total Returns as of 12/31/12

	One Year	Five Years	Ten Years	Since Inception (8/27/2001)
GS4 Class before taxes	17.05%	(3.67)%	8.17%	5.53%
GS4 Class after taxes on distributions(1)	16.80%	(4.20)%	7.36%	4.80%
GS4 Class after taxes on distributions and sale of Fund shares(1)(2)	11.42%	(3.25)%	7.19%	4.79%
GS2 Class before taxes	17.43%	(3.46)%	8.39%	5.73%
MSCI ACWI (All Country World Index) Ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	16.83%	(2.89)%	9.74%	6.45%
(1)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the GS4 Class. After-tax returns for the GS2 Class will vary.

(2)	Returns may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

GuideStone Funds Prospectus | 113

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Clifford S. Asness, Ph.D. Managing and Founding Principal	Since March 2008
John M. Liew, Ph.D. Managing and Founding Principal	Since March 2008

Baillie Gifford Overseas Limited

James Anderson Head of Long Term Global Growth and Portfolio Manager	Since June 2011
Sarah Whitley Head of Japanese Equity and Portfolio Manager	Since June 2011
Kavé Sigaroudinia Portfolio Manager	Since June 2011
Tom Coutts Head of European Equities and Portfolio Manager	Since June 2011
Tom Record, CFA Portfolio Manager	Since June 2011
Lawrence Burns Portfolio Manager	Since October 2012
Nick Thomas, CFA Director, Institutional Clients Department and Portfolio Manager	Since June 2011
David Salter Director, Institutional Clients Department and Portfolio Manager	Since June 2011

Barrow, Hanley, Mewhinney & Strauss, LLC

David A. Hodges, CFA Managing Director and Portfolio Manager	Since April 2012
Randolph S. Wrighton, Jr., CFA Director and Assistant Portfolio Manager	Since April 2012

MFS Institutional Advisors, Inc.

Marcus L. Smith Investment Officer	Since June 2011

Mondrian Investment Partners Ltd.

Elizabeth Desmond, CFA Chief Investment Officer – International Equities	Since August 2001
Russell J. Mackie Senior Portfolio Manager	Since August 2001
Bilgin Soylu, Ph.D. Portfolio Manager	Since August 2001

Philadelphia International Advisors, L.P.

Andrew B. Williams, CFA President and Lead Portfolio Manager	Since August 2001
Robert Benthem de Grave Analyst and Partner	Since August 2001
Frederick Herman, CFA Analyst and Partner	Since August 2001
Stephen Dolce, CFA Analyst and Partner	Since July 2010
Wei Huang, CFA Analyst and Partner	Since July 2012

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

114 | GuideStone Funds Prospectus

GuideStone Funds Emerging Markets Equity Fund	GS2 GEMYX GS4 GEMZX

Investment Objective

The Emerging Markets Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	GS2 Class	GS4 Class
Management fee	1.27%	1.27%
Other expenses(1)	0.29%	0.53%
Total annual operating expenses	1.56%	1.80%
Fee waiver & expense reimbursement(2)	(0.31)%	(0.30)%
Total annual operating expenses (after fee waiver & expense reimbursement)	1.25%	1.50%
(1)	Other expenses are based on estimated amounts for the current fiscal year.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses, before expense payments by broker-dealers, to 1.25% for the GS2 Class and 1.50% for the GS4 Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2015. The “Fee waiver and expense reimbursement” may also include the waiver of shareholder service fees attributable to the Fund’s cash balances invested in the Money Market Fund. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation during the year in which the repayment is made and the expense limitation in place during the year in which the waivers were originally incurred. This contractual waiver and reimbursement can only be terminated by the GuideStone Funds’ Board of Trustees.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	GS2 Class	GS4 Class
1 Year	$127	$153
3 Years	$462	$537

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

GuideStone Funds Prospectus | 115

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any, and typically more) in equity securities that are economically tied to emerging markets. Equity securities may include stock, stock futures, rights, warrants or securities convertible into stock, of foreign companies, and the Fund may invest in companies with any market capitalization. The Fund considers emerging markets to include any non-Canadian and non-American market that is not included in the MSCI EAFE Index. As of the date of this prospectus, the markets in the following countries are excluded from the term “emerging markets”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund’s investments in emerging markets may include investments in frontier markets, which are a sub-set of emerging markets that are investable but that may have lower market capitalization and liquidity and may be more politically unstable than more developed emerging markets. An issuer is considered to be from the country where it is located based on where it is headquartered or incorporated, where the majority of its assets are located and/or where it generates the majority of its operating income. The Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

•	Common stocks of foreign companies are predominantly traded on foreign stock exchanges.

•

The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities in currencies other than that of the country of incorporation.

•

The Fund may use forward exchange contracts, options and futures on stock indices and swap agreements to gain exposure to foreign markets and currencies. The Fund may also use derivative instruments, such as futures, options, forward contracts and swap agreements as a substitute for investing directly in an underlying asset, to increase return, to manage foreign currency risk, to hedge against losses or as an alternative to selling a security short.

•	The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that the international stock markets or the stocks that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. An investor in the Fund should be able to accept significant short-term fluctuations in value.

•

Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•

Investing in frontier markets involves greater risk than investing in traditional emerging markets because frontier countries generally have smaller economies, greater political instability and less developed capital markets, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.

•

The Fund may invest in securities issued by foreign companies through ADRs, GDRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not

116 | GuideStone Funds Prospectus

limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•

Medium-sized company stocks have historically been subject to greater investment risk than large-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

Small-sized companies have historically been more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience, markets and product diversification.

•

Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•

The Fund’s investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

•

Derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments, correlation risk and the risks associated with fluctuations in foreign currencies in the case of forward currency exchange contracts. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

•	The Fund may have a high portfolio turnover rate. High turnover could produce higher transaction costs and taxable distributions and lower the Fund’s after-tax performance.

•	The performance of the Fund will depend on how successfully its Sub-Advisers pursue its investment strategies.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Funds’ website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

AQR Capital Management, LLC

Jacques A. Friedman, M.S. Principal	Since October 2013
Oktay Kurbanov, M.B.A. Principal	Since October 2013
Lars Nielsen, M.Sc. Principal	Since October 2013

Genesis Asset Managers, LLP

Karen Yerburgh Managing Partner and Portfolio Manager	Since October 2013
Karen Royden Partner and Portfolio Manager	Since October 2013
Andrew Elder Partner and Portfolio Manager	Since October 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 117

GuideStone Funds Global Natural Resources Equity Fund	GS4 GNRZX

Investment Objective

The Global Natural Resources Equity Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global Natural Resources Equity Fund.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

GS4 Class
Management fee	1.05%
Other expenses(1)	0.35%
Total annual operating expenses	1.40%
(1)	Other expenses and acquired Fund fees and expenses are based on estimated amounts for the current fiscal year.

Expense Example

This example is meant to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

GS4 Class
1 Year	$143
3 Years	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover rate for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

118 | GuideStone Funds Prospectus

Principal Investment Strategies

•

The Fund invests mainly (at least 80% of its net assets, plus borrowings for investment purposes, if any,) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of companies considered to be principally engaged in natural resources industries and natural resources related sectors or that supply goods, technology and services to such companies. The Fund may invest in securities of issuers from a number of different countries, including the United States. The Fund’s portfolio is diversified among a number of companies across different industries and capitalization ranges.

•

Companies in natural resources industries include companies to be principally engaged in the discovery, development, production or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/ drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

•

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company’s assets, gross income, cash flow or net profits is committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if the company has the potential for capital appreciation primarily as a result of particular products, technology, patents or other market advantages in natural resources industries.

•

The Fund may invest in equity securities of issuers located throughout the world and in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets.

•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.
•

The Fund may invest in a company principally engaged in precious metal-related activities, which is one that derives at least 50% of its revenues from the exploration, mining or processing of or dealing in precious metals.

•	The Fund may invest up to 5% of its net assets in securities issued by other investment companies, including exchange-traded funds (ETFs).

•

Depending on market conditions, the Fund may at times, but will not necessarily, hold up to 20% of its assets in cash and cash equivalents, which could limit the ability of the Fund to meet its investment objectives.

•

The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of its portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the board of trustees based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio, while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that they manage in accordance with their investment strategies and processes.

Principal Investment Risks

•	There is no guarantee that securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.

•

The Fund’s value will go up and down in response to changes in the market value of its investments. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. An investor should be able to accept significant short-term fluctuations in value.

•

Investment in companies in natural resources industries may be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments (such as political events affecting access to natural resources), environmental incidents, energy conservation, depletion of natural resources, the success of exploration projects, commodity prices and tax and other government regulations.

•	Concentrating investments in the natural resources sector increases the risk of loss because the securities of many or all of the companies in the sector may decline in value

GuideStone Funds Prospectus | 119

due to developments adversely affecting the sector, including market, economic, political or regulatory developments. The Fund’s performance may also suffer if the sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector may change collectively regardless of the merits of individual companies.

•

The Fund may be susceptible to financial, economic, political and/or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold may dramatically affect the profitability of companies in the gold industry.

•

The Fund’s investments in companies engaged in precious metal-related activities may be significantly affected by developments in the precious metals industries and may be linked to the prices of gold and silver, or other precious metals. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political or other conditions affecting one or more of the major sources of gold and silver could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries. Moreover, companies engaged in precious metal-related activities also face risks related to their operations that may affect overall profitability. These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines. In addition, the business of mining precious metals is subject to numerous risks that could adversely impact such companies. These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions and seismic activity.

•

Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

•	Investing in emerging markets involves greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

•	Changes in currency exchange rates relative to the U.S. dollar may negatively affect the values of foreign investments held by the Fund. Sub-Advisers may make currency investment decisions independent of their underlying stock selections.

•

Medium-sized company stocks have historically been subject to greater investment risk than larger-company stocks. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large-company stocks.

•

An investment in small- and micro-cap companies may involve greater risk and be more volatile and less liquid than an investment in a larger company. Small companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Small companies may have limited financial resources, management experience and market diversification.

•

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear it share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

•	To the extent that the Fund holds assets in cash and cash equivalents and not in the investments described, the ability of the Fund to meet its objective may be limited.

•

Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund.

Performance

The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the Fund’s website at www.GuideStoneFunds.org or by calling 1-888-98-GUIDE (1-888-984-8433).

120 | GuideStone Funds Prospectus

Management

Investment Adviser

GuideStone Capital Management

Sub-Advisers and Portfolio Managers

RS Investment Management Co. LLC

MacKenzie B. Davis, CFA Investment Analyst	Since July 2013
Kenneth L. Settles, Jr., CFA Investment Analyst	Since July 2013

Van Eck Associates Corporation

Joseph Foster Portfolio Manager	Since July 2013
Charl P. de M. Malan Senior Analyst	Since July 2013
Imaru Casanova Senior Analyst	Since July 2013

Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Summary of Other Important Fund Information” on page 122.

GuideStone Funds Prospectus | 121

Summary of Other Important Fund Information

Purchase and Sale of Fund Shares

You may purchase or redeem shares of a Fund each day the New York Stock Exchange is open at the Fund’s net asset value as determined after your request has been received in good order. You may conduct transactions by mail (GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 or, for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722) or by telephone at 1-888-98-GUIDE (1-888-984-8433). Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The following minimums apply to initial and subsequent purchases, other than through an employee benefit or program of organizations and persons that GuideStone Financial Resources is authorized to serve (a “Plan”). Additionally, if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply. The Funds reserve the right to waive or change investment minimums at any time without notice:

Minimum Initial Investment:

• Institutional Investors (GS2 Class): $100,000 per Fund account
• Individual Investors (GS4 Class): $1,000 per Fund

Minimum Subsequent Purchases (GS4 Class only):

• Automatic Investment Plans	$100
• Exchanges from another Fund	$250
• IRAs	$100
• Personal Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

If you purchase or redeem shares through a Plan, please contact your employer, plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433). If you purchase or redeem Fund shares through a financial intermediary, please contact the financial intermediary directly.

Tax Information

A Fund’s distributions are taxable as ordinary income or capital gains, except when your investment in a Fund is made through a 403(b), 401(k), IRA or other tax-deferred arrangements, from which withdrawals may be taxed when withdrawn from a tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

122 | GuideStone Funds Prospectus

Additional Information Regarding the Funds

What is a mutual fund?

A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

GuideStone Funds (the “Trust”) is a family of mutual funds that offers a selection of funds to investors, each with its own investment objective, strategies and risks. There is a separate Fund Summary for each Fund and other detailed information in the preceding pages. Please read each Fund Summary carefully before you invest. It is important that investors closely review and understand the risks of investing in the Funds.

The Trust’s Funds are divided into three groups:

Date Target Funds — Each Date Target Fund (see pages 4 to 29) invests primarily in a diversified mix of the Select Funds that changes over time to meet a specified investment strategy. The Funds’ investment adviser believes that blending asset classes, investment styles and money managers may reduce risk over the long term. Each Date Target Fund invests in the GS4 Class of the Select Funds and the Credit Suisse Commodity Return Strategy Fund (which is not a series of the Trust and is advised by an unaffiliated adviser).

•	MyDestination 2005 Fund

•	MyDestination 2015 Fund

•	MyDestination 2025 Fund

•	MyDestination 2035 Fund

•	MyDestination 2045 Fund

•	MyDestination 2055 Fund

Asset Allocation Funds — Each Asset Allocation Fund (see pages 30 to 59) invests in a different mix of the Select Funds to meet a specified investment strategy. The Funds’ investment adviser believes that blending investment styles and money managers may reduce risk over the long term. The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund invest in the GS4 Class of the Select Funds. The Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I and Aggressive Allocation Fund I invest in the GS2 Class of the Select Funds and certain of these Funds also invests in the GS4 Class of the Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Real Estate Securities Fund and Global Natural Resources Equity Fund.

•	Conservative Allocation Fund

•	Balanced Allocation Fund

•	Growth Allocation Fund

•	Aggressive Allocation Fund

•	Conservative Allocation Fund I

•	Balanced Allocation Fund I

•	Growth Allocation Fund I

•	Aggressive Allocation Fund I

Select Funds — Each Select Fund (see pages 60 to 121) invests directly in different types of fixed-income obligations, stocks or other investments to meet its investment objective.

•Money Market Fund

•Low-Duration Bond Fund

•Medium-Duration Bond Fund

•Extended-Duration Bond Fund

•Inflation Protected Bond Fund

•Global Bond Fund

•Flexible Income Fund*

•Defensive Market Strategies Fund

•Real Assets Fund

•Equity Index Fund

•Real Estate Securities Fund

•Value Equity Fund

•Growth Equity Fund

•Small Cap Equity Fund

•International Equity Fund

•Emerging Markets Equity Fund

•Global Natural Resources Equity Fund*

*	Shares of the Flexible Income Fund and Global Natural Resources Equity Fund are not available for individual investment.

GuideStone Funds Prospectus | 123

Who is the Adviser?

GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Select Funds, the Adviser retains the services of other investment management firms to do so. In addition, the Adviser allocates the Date Target Funds’ and Asset Allocation Funds’ investments among the Select Funds.

Each Select Fund uses various investment management firms (each, a “Sub-Adviser” and together, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of each Select Fund among them and makes recommendations to the Trust’s Board of Trustees (“Board of Trustees”) regarding changes to the Sub-Advisers selected. The Select Funds may change Sub-Advisers without shareholder approval.

The Funds do not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Funds may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without shareholder approval.

The Funds are not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the FDIC or any government agency. As with all mutual funds, your investment in the Funds involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that any of the Funds will be able to meet its investment objective.

Date Target Funds glide path: The following graph illustrates how the Date Target Funds’ asset allocations are expected to vary over time. Generally, the Date Target Funds’ allocations will gradually shift from an emphasis on equity securities to an emphasis on fixed-income securities.

124 | GuideStone Funds Prospectus

Additional Investment & Risk Information

The following is a list of other investment strategies employed by the Funds and certain additional risks that may apply to your investments in the Funds. These are in addition to the principal investment strategies and risks listed in each Fund Summary. Further information about investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).

Temporary defensive positions: Each Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the Trust’s Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, a Fund may not meet its investment objective.

Securities lending: The Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized and bank guaranteed loans) to reduce related risks. If the borrower of the security fails financially, there could be delays in recovering the loaned securities.

Depositary receipts: Depositary receipts, such as ADRs and GDRs, may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Mortgage-backed and asset-backed obligations: The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund and Flexible Income Fund may invest in collateralized debt instruments issued or underwritten by U.S. organizations and organizations located in developed markets. The Low-Duration Bond, Medium-Duration Bond, Extended-Duration Bond and Global Bond Funds’ use of these securities has risks in addition to the risks of conventional debt securities. These obligations may be unsecured, or an issuer may have limited ability to enforce its interest in the underlying assets, which means there may be no collateral for a Fund to seize if the borrower defaults. Because principal is paid back over the life of the security, rather than at maturity, these securities are subject to the risk of prepayment. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates. In certain situations, prepayment may result in a loss of anticipated interest and/or principal payments, as well as any premium a Fund may have paid. Conversely, when interest rates rise, a Fund’s average maturity may lengthen due to a drop in prepayments. This may increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Municipal securities: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which a Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds tends may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. To the extent that the Fund invests in “private activity bonds,” a part of its

GuideStone Funds Prospectus | 125

dividends will be a tax preference item for purposes of the federal alternative minimum tax. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of the Fund’s municipal securities investments.

Lower-rated debt securities: Lower-rated debt securities (commonly known as “junk bonds”) typically offer investors higher yields than other fixed income securities. The higher yields are usually justified by the weaker credit profiles of these issuers as compared to investment grade issuers. Lower-rated debt securities include debt obligations of all types issued by U.S. and non-U.S. corporate and governmental entities, including bonds, debentures and notes, loan interests and preferred stocks that have priority over any other class of stock of the entity as to the distribution of assets or the payment of dividends. A lower-rated debt security itself may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security.

Floating rate loans: The Flexible Income Fund may invest a significant portion of its assets in senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions (“Senior Loans”) to corporate customers. Senior Loans hold a senior position in the capital structure of the borrower and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. Senior Loans typically have rates of interest which are re-determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium.

Most loans are lower-rated investments. In the event a loan is not rated, it is likely to be the equivalent in quality to a lower-rated investment. The amount of public information available with respect to loans may be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of borrowers, the Sub-Adviser will consider, and may rely in part, on analyses performed by others.

Inflation-linked debt securities: Inflation-linked debt securities are debt securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-linked debt securities will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Real estate investment trust (“REIT”): A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income and gains distributed to shareholders, provided they comply with certain requirements of the Internal Revenue Code. REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Duration: Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. A Select Fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen a Select Fund’s duration. As the value of a security changes over time, so will its duration.

What are derivatives?

Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset, or index. These investments include options, futures contracts, and similar investments. Futures and options are popular types of derivatives, because they are easily bought and sold and have market values that are regularly calculated and published.

Derivatives: The Select Funds may use long or short positions in derivatives such as, but not limited to, swaps, equity futures contracts and U.S. Treasury futures contracts, as well as options in order to maintain market exposure, to reduce market exposure, to maintain liquidity or to commit cash pending investment.

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The Low-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and options on mortgage backed securities (for investment purposes and as a substitute for cash bonds).

The Medium-Duration Bond Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures contracts thereon (to hedge against fluctuation in foreign currencies or to gain exposure to foreign currencies); interest rate futures and options, yield curve options and options on stock indices (for investment purposes); credit default swaps, currency swaps, interest rate swaps, interest rate floors and caps and swaptions (for investment purposes and to hedge against fluctuations in foreign currencies and interest rates); and U.S. Treasury futures and options (for investment purposes).

The Inflation Protected Bond Fund may use various types of derivative instruments including, but not limited to, U.S. and non-dollar futures, options, swaps, swaptions (for investment purposes and to hedge against fluctuations in interest rates); forward currency exchange contracts (to hedge against fluctuations in foreign currencies); and currency futures, swaps and options (for investment purposes and to hedge against fluctuations in foreign currencies).

The Global Bond Fund may use various types of derivative instruments including, but not limited to, futures contracts and options on futures (including U.S. Treasury futures contracts and options on futures) to alter the duration of the Fund and increase potential returns; forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); and credit default swaps and currency swaps (investment purposes and hedging).

The Defensive Market Strategies Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts and options and futures on stock indices to gain exposure to foreign markets and currencies.

The Small Cap Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts (currency hedging); currency futures and options thereon (currency hedging); interest rate swaps, floors and caps (investment purposes); credit default swaps (investment purposes); futures and options on stock indices (investment purposes); futures and options on U.S. Treasury securities (investment purposes); and currency swaps (investment purpose and currency hedging).

The International Equity Fund and Emerging Markets Equity Fund may use various types of derivative instruments including, but not limited to, forward currency exchange contracts, options and futures on stock indices and equity swap agreements to gain exposure to foreign markets and currencies.

Each Date Target Fund and Asset Allocation Fund may invest up to 10% of its assets directly in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Flexible Income Fund, Real Assets Fund and Global Natural Resources Equity Fund may invest their assets in exchange-listed equity futures contracts and exchange-listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed-income markets on cash balances.

The Funds’ use of derivatives may reduce their return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. A small investment in derivatives could have a potentially significant impact on a Fund’s performance. Derivatives are also subject to counterparty risk, which is the risk that the counterparty to the derivative instruments may fail to make required payments or otherwise comply with the derivative instruments’ terms. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close

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a derivatives position could expose the Fund to losses. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. There is the risk that changes in the value of a derivative may not correlate well with an underlying asset, rate or index. Derivatives may also involve additional expenses, which would reduce any benefit or increase any loss of a Fund using the derivative.

Some derivatives the Funds use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contracts or other economic variable. A Fund is required to segregate permissible liquid assets to cover its obligations relating to its purchase of certain derivative instruments.

Short sales: The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 7% of the Fund’s assets. The Defensive Market Strategies Fund may establish short positions in stocks of companies with a market value up to 30% of its assets. When the Defensive Market Strategies Fund takes a short position, it sells at the current market price a stock that it has borrowed, in anticipation of a decline in the market price of the stock. The other Equity Funds and the Real Assets Fund may sell short exchange-listed equity futures contracts to reduce market exposure. The Date Target Funds, Asset Allocation Funds, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund and Small Cap Equity Fund may sell short U.S. Treasury securities and exchange-listed U.S. Treasury futures contracts to reduce market exposure. Short sales involve costs and risks. The Funds must pay the lender interest on securities they borrow, and the Funds will lose money if the price of the security increases between the time of the short sale and the date when the Funds replace the borrowed securities.

The Defensive Market Strategies Fund intends to reinvest the proceeds from its short sales by taking additional long positions in stocks. This investment technique is known as “leverage,” which increases risk and may magnify the Defensive Market Strategies Fund’s gains or losses.

Fund of funds: In managing the Date Target Funds, Asset Allocation Funds and Real Assets Fund, the Adviser will have the authority to select and substitute Select Funds in which to invest. The Real Assets Fund may also invest in other investments, including other open-end investment management companies. The Adviser’s selection of the Select Funds may have a positive or negative effect on its revenues and/or profits. In addition to the fees directly associated with the Date Target Funds, Asset Allocation Funds and Real Assets Fund, these Funds will indirectly bear the fees of the Select Funds, which include investment advisory fees paid to the Adviser, and other investments in the case of the Real Assets Fund.

An investor may invest directly in the Select Funds. Therefore, an investor may be able to realize lower aggregate expenses by investing directly in the Select Funds instead of in the Date Target Funds, Asset Allocation Funds and Real Assets Fund. However, an investor who chooses to invest directly in the Select Funds would not receive the asset allocation and rebalancing services provided by the Adviser.

Portfolio turnover: Portfolio turnover measures how frequently securities held by a mutual fund are bought and sold. Portfolio turnover rates for the Funds may be somewhat higher than the rates of other similar mutual funds that have a single manager. Each of the Funds’ Sub-Advisers makes decisions to buy or sell securities independently from other Sub-Advisers based on the Sub-Adviser’s adherence to its stated investment strategies, as directed by the Adviser, and compliance with the relevant Fund’s investment objective, policies and limitations. When a Fund replaces a Sub-Adviser, the new Sub-Adviser may restructure the portfolio account. In addition, portfolio turnover may be attributable to a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. Higher portfolio turnover rates (100% or more) may result in higher levels of realized gains or losses and/or may increase expenses. Tax effects and trading costs associated with portfolio turnover may result in lower investment returns. Additional information on the Funds’ portfolio turnover can be found in the section entitled “Financial Highlights.”

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Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to broad-based and/or composite indices to assess risk and performance. The following summary provides additional information regarding these indices to which each Fund’s performance is compared. Each index is unmanaged and not available for direct investment.

MyDestination 2005 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 30.00% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 16.50% of the Barclays U.S. Aggregate Bond Index, 15.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 13.25% of the S&P 500® Index, 2.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 6.75% of the Russell 1000® Value Index, 6.75% of the Russell 1000® Growth Index, 1.61% of the Russell 2000® Index and 8.14% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

MyDestination 2015 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 9.25% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 12.50% of the Barclays U.S. Aggregate Bond Index, 1.75% of the Barclays U.S. Long-Term Credit Bond Index, 1.75% of the Barclays U.S. Long-Term Government Bond Index, 13.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 2.00% of the Barclays Global Aggregate Bond Index — Unhedged, 1.00% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.00% of the JP Morgan Emerging Markets Bond Index Plus, 20.00% of the S&P 500® Index, 5.25% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 9.35% of the Russell 1000® Value Index, 9.35% of the Russell 1000® Growth Index, 2.42% of the Russell 2000® Index and 11.38% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

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•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

MyDestination 2025 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 2.50% of the Bank of America Merrill Lynch 1-3 Year Treasury Index, 8.75% of the Barclays U.S. Aggregate Bond Index, 3.13% of the Barclays U.S. Long-Term Credit Bond Index, 3.13% of the Barclays U.S. Long-Term Government Bond Index, 3.00% of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 3.25% of the Barclays Global Aggregate Bond Index — Unhedged, 1.62% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.62% of the JP Morgan Emerging Markets Bond Index Plus, 17.50% of the S&P 500® Index, 6.50% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 13.88% of the Russell 1000® Value Index, 13.88% of the Russell 1000® Growth Index, 4.09% of the Russell 2000® Index and 17.15% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

MyDestination 2035 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 2.75% of the Barclays U.S. Aggregate Bond Index, 1.37% of the Barclays U.S. Long-Term Credit Bond Index, 1.38% of the Barclays U.S. Long-Term Government Bond Index, 3.50% of the Barclays Global Aggregate Bond Index — Unhedged, 1.75% of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index, 1.75% of the JP Morgan Emerging Markets Bond Index Plus, 7.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 22.34% of the Russell 1000® Value Index, 22.34% of the Russell 1000® Growth Index, 7.64% of the Russell 2000® Index and 28.18% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

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•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

MyDestination 2045 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 0.50% of the Barclays U.S. Long-Term Credit Bond Index, 0.50% of the Barclays U.S. Long-Term Government Bond Index, 2.50% of the Barclays Global Aggregate Bond Index – Unhedged, 1.25% of the Barclays U.S. Corporate High Yield – 2% Issuer Capped Index, 1.25% of the JP Morgan Emerging Markets Bond Index Plus, 9.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.30% of the Russell 1000® Value Index, 23.30% of the Russell 1000® Growth Index, 8.65% of the Russell 2000® Index and 29.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

MyDestination 2055 Fund: The Fund’s performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests, and its construction corresponds to the percentage allocations to the underlying asset classes as represented by the Fund’s investment in the Select Funds. As the percentage allocations to the underlying investments change over time according to the MyDestination Funds® glide path, the percentage allocations to the Composite Index will change. The Composite Index is derived by applying the Fund’s target allocations over time to the results of the following indices. As of December 2012, the Composite Index consisted of 2.50% of the Barclays Global Aggregate Bond Index – Unhedged, 1.25% of the Barclays U.S. Corporate High Yield – 2% Issuer Capped Index, 1.25% of the JP Morgan Emerging Markets Bond Index Plus, 10.00% of the Dow Jones U.S. Select Real Estate Securities IndexSM, 23.24% of the Russell 1000® Value Index, 23.24% of the Russell 1000® Growth Index, 8.77% of the Russell 2000® Index and 29.75% of the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

Conservative Allocation Fund and Conservative Allocation Fund I: The Funds’ performance is compared to a Composite Index, the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Funds’ performance compares with the returns of an index of securities similar to those in which the Funds invest. The Composite Index is comprised of the Bank of America Merrill Lynch 1-3 Year Treasury Index, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60.00%, 15.00%, 18.88% and 6.12%, respectively.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

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The Barclays U.S. Tips Index measures the performance of the U.S. Treasury Inflation Protected (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

Balanced Allocation Fund and Balanced Allocation Fund I: The Funds’ performance is compared to a Composite Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Funds’ performance compares with the returns of an index of securities similar to those in which the Funds invest. The Composite Index is comprised of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 50%, 36% and 14%, respectively.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

Growth Allocation Fund and Growth Allocation Fund I: The Funds’ performance is compared to a Composite Index, the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Funds’ performance compares with the returns of an index of securities similar to those in which the Funds invest. The Composite Index is comprised of the Barclays U.S. Aggregate Bond Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 25.00%, 48.75% and 26.25%, respectively.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

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Aggressive Allocation Fund and Aggressive Allocation Fund I: The Funds’ performance is compared to a Composite Index, the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index.

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The Composite Index shows how the Funds’ performance compares with the returns of an index of securities similar to those in which the Funds invest. The Composite Index is comprised of the Russell 3000® Index and the MSCI ACWI (All Country World Index) Ex-U.S. Index, weighted 60% and 40%, respectively.

•	The Russell 3000® Index is composed of 3,000 large companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

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The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

Money Market Fund: The Fund’s performance is compared to the Citigroup 3-Month Treasury Bill Index.

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The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills, consisting of an average of the last three 3-month U.S. Treasury bill issues.

Low-Duration Bond Fund: The Fund’s performance is compared to the Bank of America Merrill Lynch 1-3 Year Treasury Index.

•	The Bank of America Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury notes and bonds with maturities greater than or equal to one year and less than three years.

Medium-Duration Bond Fund: The Fund’s performance is compared to the Barclays U.S. Aggregate Bond Index.

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The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Extended-Duration Bond Fund: The Fund’s performance is compared to a Composite Index, the Barclays U.S. Long-Term Credit Bond Index and the Barclays U.S. Long-Term Government Bond Index.

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The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays U.S. Long-Term Government Bond Index and the Barclays U.S. Long-Term Credit Bond Index, each weighted 50%.

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The Barclays U.S. Long-Term Credit Bond Index is composed of a subset of the Barclays U.S. Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

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Barclays U.S. Long-Term Government Bond Index is composed of securities in the long (more than 10 years) range of the Barclays U.S. Government Index and is composed of a subset of the Barclays Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Inflation Protected Bond Fund: The Fund’s performance is compared to the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index.

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The Barclays U.S. Treasury Inflation Protected Securities Index measures the performance of the U.S. Treasury Inflation Protected Securities (“TIPS”) market and includes TIPS with one or more years remaining until maturity with total outstanding issue size of $500 million or more.

Global Bond Fund: The Fund’s performance is compared to a Composite Index, the Barclays Global Aggregate Bond Index — Unhedged, the Barclays U.S. Corporate High Yield – 2% Issuer Capped Index and the JPMorgan Emerging Markets Bond Index Plus.

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The Composite Index is provided to show how the Fund’s performance compares with the returns of an index of securities similar to those in which the Fund invests. The Composite Index is comprised of the Barclays Global Aggregate Bond Index — Unhedged, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the JPMorgan Emerging Markets Bond Index Plus, weighted 50%, 25% and 25%, respectively.

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•	The Barclays Global Aggregate Bond Index — Unhedged is a broad-based measure of the global investment-grade fixed-rate debt markets.

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The Barclays U.S. Corporate High Yield – 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High Yield Index that measures the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

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The JPMorgan Emerging Markets Bond Index Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.

Flexible Income Fund: The Fund’s performance is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, an index description will be presented.

Defensive Market Strategies Fund: The Fund’s performance is compared to the S&P 500® Index.

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The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Real Assets Fund: The Fund’s performance is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, an index description will be presented.

Equity Index Fund: The Fund’s performance is compared to the S&P 500® Index.

•

The S&P 500® Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500® Index includes 500 of the largest stocks (in terms of market value) in the United States.

Real Estate Securities Fund: The Fund’s performance is compared to the Dow Jones U.S. Select Real Estate Securities IndexSM.

•

The Dow Jones U.S. Select Real Estate Securities IndexSM is an unmanaged, broad-based, market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies, not including special purpose or healthcare REITs. It is comprised of major companies engaged in the equity ownership and operation of commercial real estate.

Value Equity Fund: The Fund’s performance is compared to the Russell 1000® Value Index.

•

The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Growth Equity Fund: The Fund’s performance is compared to the Russell 1000® Growth Index.

•

The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Small Cap Equity Fund: The Fund’s performance is compared to the Russell 2000® Index.

•

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.

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International Equity Fund: The Fund’s performance is compared to the MSCI ACWI (All Country World Index) Ex-U.S. Index.

•

The MSCI ACWI (All Country World Index) Ex-U.S. Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (ex-U.S.) and emerging markets.

Emerging Markets Equity Fund: The Fund’s performance is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, an index description will be presented.

Global Natural Resources Equity Fund: The Fund’s performance is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, an index description will be presented.

As cited herein, Russell Investment Group is the source and owner of trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

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Management of the Funds

Adviser

What is a manager of managers?

The Adviser does not make the day-to-day investment decisions for the Select Funds. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of each Select Fund among them.

GuideStone Capital Management, an affiliate of GuideStone Financial Resources, is located at 2401 Cedar Springs Road, Dallas, TX 75201-1498 and serves as the Adviser to the Fund, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. Ronald C. Dugan, Jr., CFA, Rodric E. Cummins, CFA and Matt L. Peden, CFA serve as portfolio managers for the Date Target Funds and Asset Allocation Funds. Mr. Dugan, President, joined the Adviser in 2010 as Vice President and Investment Officer. Previously, Mr. Dugan was Managing Director, Equities at Russell Investments. Mr. Cummins, Senior Vice President and Chief Investment Officer, and Mr. Peden, Vice President and Investment Officer, have worked for the Adviser for more than five years. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

The Adviser allocates each Date Target Fund’s and each Asset Allocation Fund’s investments among all or some of the Select Funds. In addition, the Adviser allocates the Real Assets Fund’s investments among some of the Select Funds and other investments. With respect to the Select Funds, the Adviser is a “manager of managers,” continually monitoring the performance and operations of the Sub-Advisers and the allocation of the assets of each Select Fund among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the relevant Fund’s investment objective, policies and limitations. The Adviser recommends to the Board of Trustees the hiring of new Sub-Advisers. Any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the applicable Select Fund will be notified of such change within 90 days. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between Sub-Advisers and unaffiliated underlying funds. Changes in a Fund’s sub-advisory arrangement(s) may result in increased transaction costs due to restructuring of the Fund’s portfolio, which may negatively affect the Fund’s performance. A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees is available in the Semi-Annual Report dated June 30, 2012 and the Annual Report dated December 31, 2012, and will be available for the Flexible Income Fund, Real Assets Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund in the Annual Report dated December 31, 2013.

GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. During the fiscal year ended December 31, 2012, each Fund paid monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets, and during the fiscal year ending December 31, 2013, the Flexible Income Fund, Real Assets Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund will pay monthly aggregate management fees to the Adviser at the following annual percentage rate of the Fund’s average daily net assets:

Fund	Management Fee
MyDestination 2005 Fund	0.10%(1)
MyDestination 2015 Fund	0.10%(1)
MyDestination 2025 Fund	0.10%(1)
MyDestination 2035 Fund	0.10%(1)
MyDestination 2045 Fund	0.10%(1)
MyDestination 2055 Fund	0.10%(1)
Conservative Allocation Fund	0.10%(1)
Balanced Allocation Fund	0.10%(1)

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Fund	Management Fee
Growth Allocation Fund	0.10%(1)
Aggressive Allocation Fund	0.10%(1)
Conservative Allocation Fund I	0.10%(1)
Balanced Allocation Fund I	0.10%(1)
Growth Allocation Fund I	0.10%(1)
Aggressive Allocation Fund I	0.10%(1)
Money Market Fund	0.16%
Low-Duration Bond Fund	0.34%
Medium-Duration Bond Fund	0.42%
Extended-Duration Bond Fund	0.47%
Inflation Protected Bond Fund	0.32%
Global Bond Fund	0.47%
Flexible Income Fund	0.75%(2)
Defensive Market Strategies Fund	0.86%
Real Assets Fund	0.10%(1)(2)
Equity Index Fund	0.16%
Real Estate Securities Fund	0.70%
Value Equity Fund	0.64%
Growth Equity Fund	0.85%
Small Cap Equity Fund	0.92%
International Equity Fund	0.95%
Emerging Markets Equity Fund	1.27%(3)
Global Natural Resources Equity Fund	1.05%(2)

(1)

In addition, the Date Target Funds, the Asset Allocation Funds and Real Assets Fund indirectly bear their proportionate share of the management fee and other expenses of the underlying Select Funds, and other investments, in the case of the Real Assets Fund.

(2)	Inception date was July 1, 2013.
(3)	Inception date was October 31, 2013.

The Adviser has agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses as disclosed in the Fees and Expenses table in the Summary section for each Fund, and as reflected in the table below for the following Funds:

Fund	Contractual Expense Limitation
	GS2 Class	GS4 Class
MyDestination 2015 Fund	—	0.20%
MyDestination 2025 Fund	—	0.20%
Balanced Allocation Fund I	0.15%	—
Growth Allocation Fund I	0.15%	—
Money Market Fund	0.20%	0.39%
Global Natural Resources Equity Fund(1)	—	1.50%
(1)	Inception date was July 1, 2013.

This contractual waiver and reimbursement applies to direct Fund operating expenses only and does not include interest, taxes, brokerage commissions, extraordinary expenses, acquired Fund fees and expenses and expenses incurred in connection with the short sales of securities. Should it be needed, the contractual waiver and expense reimbursement will remain in place until April 30, 2014 for each of the Funds, with the exception of the Flexible Income Fund, Real Assets Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund, which will remain in place until April 30, 2015. Pursuant to this arrangement, the Adviser may be reimbursed for expenses previously waived or reimbursed within three years of such waiver or reimbursement. The amount of the reimbursement may not exceed the expense limitation in place during the year in which the waiver or reimbursement was originally incurred.

For the Money Market Fund, the Sub-Adviser has voluntarily agreed to waive a fixed dollar amount of its sub-advisory fee, which agreement may be terminated upon a 30 day written notice. This waiver, as currently in effect, would reduce the total annual operating expenses of the GS2 Class to 18% and would reduce the total annual operating expenses of the GS4 Class to 42%. In addition, GuideStone Financial Resources has voluntarily agreed to waive its shareholder servicing fees to the

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extent necessary to prevent a negative yield for the GS4 Class, which agreement may be modified or terminated at any time by GuideStone Financial Resources. This waiver, as currently in effect, would reduce the total annual operating expenses of the GS4 Class to 27%.

GuideStone Financial Resources will, at all times, directly or indirectly control the vote of at least 60% of each Fund’s shares. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires shareholder approval.

Pursuant to a claim for exemption filed with the National Futures Association by the Adviser on behalf of each Fund, the Adviser is not deemed to be a commodity pool operator, and each Fund is not deemed to be a commodity pool, under the Commodity Exchange Act (“CEA”) and is not subject to registration or regulation as such under the CEA.

Sub-Advisers

What is a Sub-Adviser?

Each Sub-Adviser makes the day-to-day investment decisions for the Select Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.

Below is a list of each Select Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Select Funds’ assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Funds can be found in the SAI.

Money Market Fund:

BlackRock Advisors, LLC (“BA”), 100 Bellevue Parkway, Wilmington, Delaware 19809:  Founded in 1994, BA is an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $3.8 trillion in assets under management as of December 31, 2012.

Low-Duration Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $3.8 trillion in assets under management as of December 31, 2012. The Low-Duration Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Scott MacLellan and Thomas F. Musmanno, CFA. BFM’s resources include over 90 portfolio managers and approximately 50 research analysts dedicated to fundamental fixed-income. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Low-Duration Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Low-Duration Bond Fund. Messrs. MacLellan and Musmanno are senior members of the firm. Mr. MacLellan, Director, is a portfolio manager on the Short Duration team within the BlackRock Multi-Sector Fixed Income Portfolio Management Group. Mr. Musmanno, Managing Director, is a member of the Multi-Sector and Mortgages Group within BlackRock Fundamental Fixed Income. He is a portfolio manager on the Short Duration Portfolio Team.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2012 of approximately $2.0 trillion. Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas implements the investment programs of the Low-Duration Fund’s portfolio account as set forth in the prospectus and stated guidelines. Mr. Dialynas makes investment decisions on behalf of the portfolio in accordance with the investment objectives, policies and

138 | GuideStone Funds Prospectus

restrictions, based on available research and statistical data, and supervises the acquisition and disposition of investments. In effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts regarding domestic and world economies and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund.

Payden & Rygel, 333 South Grand Avenue, Los Angeles, California 90071:  Payden & Rygel is one of the largest global independent investment managers in the United States, with over $80 billion in assets under management as of December 31, 2012. Founded in 1983, the firm is a leader in the active management of fixed-income and equity portfolios for a diversified client base. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The Investment Policy Committee (“IPC”), comprised of managing principals averaging 19-year tenure with the firm, oversees the investment process. The firm manages an assigned portion of the Low-Duration Bond Fund utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The team consists of Brian Matthews, Managing Principal, and Mary Beth Syal, CFA, Managing Principal. The team, under the direction of the firm’s IPC, has 100% discretion over the day-to-day management of the Low-Duration Bond Fund portfolio account. Mr. Matthews, member of the Executive Committee and of the IPC, and Ms. Syal, member of the Executive Committee and of the IPC and Director of the Short Strategies Group, develop a portfolio structure that reflects both the macro mandates of the IPC and the securities that are available in the market. Together with the IPC, Mr. Matthews and Ms. Syal have discretion over major decisions such as duration or portfolio sector weights. The Short Strategies Group, under the direction of Ms. Syal, implements the policy approved by the IPC within the context of individual client guidelines. Ms. Syal, supported by sector specialists, has the authority to pick individual securities within the authorized allocations for the Low-Duration Bond Fund. Ms. Syal reviews all portfolio holdings on a regular basis. Mr. Matthews’ other primary role focuses on client related issues when structuring portfolios. As such, he is the main contact with the client. He is responsible for identifying and communicating clients’ objectives, constraints, risk tolerances and time horizons to the strategy group. Because the firm believes client issues are as important as market issues, the interchange between portfolio managers and portfolio strategists is critical. Each member of the team has been employed with Payden & Rygel for more than 20 years.

Medium-Duration Bond Fund:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282:  GSAM serves as sub-adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), founded in 1988, served as the sub-adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of December 31, 2012, GSAM, along with other units of the Investment Management Division, had approximately $742.4 billion in assets under management. The Fixed Income Portfolio Management Team is responsible for managing GSAM’s portion of the Medium-Duration Bond Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the Medium-Duration Bond Fund’s portfolio account resides with portfolio managers, Jonathan Beinner, Managing Director, and Michael Swell, Managing Director. Mr. Beinner joined GSAM in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002. Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined GSAM in 2007 as Managing Director and the Head of Structured Products.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92260:  PIMCO, an institutional money management firm, was founded in 1971 to provide specialty management of fixed-income portfolios. PIMCO was one of the first investment managers to specialize in fixed-income and has successfully managed a total return strategy on behalf of clients since the 1970s. PIMCO had assets under management as of December 31, 2012 of approximately $2.0 trillion. Chris Dialynas is a Managing Director, portfolio manager and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas implements the investment programs of the Medium-Duration Bond Fund’s portfolio account as set forth in the prospectus and stated guidelines. Mr. Dialynas makes investment decisions on behalf of the portfolio in accordance with the investment objectives, policies and restrictions, based on available research and statistical data, and supervises the acquisition and disposition of investments. In effort to achieve the investment objectives of each portfolio, PIMCO makes forecasts regarding domestic and world economies and decisions with regard to asset allocation which are utilized by each portfolio manager. Mr. Dialynas is responsible for the day-to-day management of an assigned portion of the Medium-Duration Bond Fund.

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Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively:  WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Medium-Duration Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2012, WAMCO managed $361.0 billion in assets, and WAMCL managed $41.4 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Western’s Investment Strategy Group sets policy for an assigned portion of the Medium-Duration Bond Fund, with that policy implemented by the portfolio team. Stephen A. Walsh, Chief Investment Officer, is responsible for the strategic oversight of the Medium-Duration Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Medium-Duration Bond Fund invests. Mr. Walsh is involved in the management of all Western’s portfolios, but he is not solely responsible for particular portfolios. With respect to the Medium-Duration Bond Fund and other client accounts with a similar objective, Carl L. Eichstaedt, Mark S. Lindbloom and Julien A. Scholnick provide specialized expertise and global oversight. Messrs. Eichstaedt, Lindbloom and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of the Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Walsh, Eichstaedt, Lindbloom and Scholnick have been Portfolio Managers for Western for more than five years.

Extended-Duration Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Established in 1926, Loomis manages approximately $186 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2012. Daniel J. Fuss, CFA, CIC, serves as portfolio manager to an assigned portion of the Extended-Duration Bond Fund. With over 53 years in the investment industry, Mr. Fuss has been with Loomis since 1976 and holds the positions of Executive Vice President and Vice Chairman.

Schroder Investment Management North America Inc. (“SIMNA”), 875 Third Avenue, 22nd Floor, New York, New York 10022:  SIMNA is a registered investment adviser under the Investment Advisers Act of 1940 and is an affiliate of Schroders plc, a London Stock Exchange-listed global asset management company. As of June 30, 2013, Schroders plc and its affiliates (“Schroders”) had approximately $357.5 billion under management, with clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Investment decisions for SIMNA’s portion of the Extended-Duration Bond Fund are made by a portfolio management team. The team consists of William H. Williams, Edward H. Jewett, Richard A. Rezek, Jr., CFA, Andrew B.J. Chorlton, CFA, Neil G. Sutherland, CFA and Julio C. Bonilla, CFA. Messrs. Williams and Jewett have been portfolio managers of the Extended-Duration Bond Fund since inception. All portfolio managers are jointly and primarily responsible for the day-to-day management of the portfolio account. The portfolio management team transitioned to SIMNA in 2013 as result of Schroders’ acquisition of STW Fixed Income Management LLC (“STW”). Prior to the acquisition, Mr. Williams was the 100% owner of STW and served as its Principal, Portfolio Manager, Chief Executive Officer and Chief Investment Officer. Messrs. Jewett, Rezek and Chorlton, each an STW Principal and Portfolio Manager, have been with STW for more than five years. Mr. Sutherland, an STW Principal and Portfolio Manager, has been with STW since November 2008, and prior to that was Senior Fixed Income Manager at AXA Investment Managers. Mr. Bonilla, an STW Vice President and Portfolio Manager, has been with STW since March 2010, and prior to that, was Senior Portfolio Manager at Wells Capital Management.

Inflation Protected Bond Fund:

BlackRock Financial Management, Inc. (“BFM”), 55 East 52nd Street, New York, New York 10055:  Founded in 1994, BFM is an indirect wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), a premier provider of global investment management and risk management products with $3.8 trillion in assets under management as of December 31, 2012. The

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Inflation Protected Bond Fund portfolio account is managed by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Martin Hegarty and Brian Weinstein. The fixed-income team, using an approach that leverages the individual expertise of the team members, will manage an assigned portion of the Inflation Protected Bond Fund utilizing BFM’s risk management analytics to regularly evaluate the composition of the Inflation Protected Bond Fund. Mr. Hegarty, Managing Director, is the co-head of BlackRock’s inflation-linked bond portfolios. Prior to joining BlackRock in 2010, Mr. Hegarty was a Director at Bank of America Merrill Lynch, acting as a market-maker and primary risk-taker in Treasury inflation-protected securities within the Global Rates and Currencies Group. Prior to joining Bank of America Merrill Lynch in 2003, he was an Associate at Merrill Lynch in the Global Rates and Currencies Unit in London, acting as a market-maker in European, Scandinavian and U.K. inflation-linked bonds. Mr. Weinstein, Managing Director, is the co-head of BlackRock’s inflation-linked bond portfolios and is also the lead portfolio manager for institutional multi-sector portfolios within BlackRock Fundamental Fixed Income. Mr. Weinstein has led the inflation-linked bond business since 2004 and assumed his multi-sector portfolios role in 2010.

Global Bond Fund:

Loomis, Sayles & Company, L.P., (“Loomis”), One Financial Center, 34th Floor, Boston, Massachusetts 02111:  Established in 1926, Loomis manages approximately $186 billion in fixed-income and equity assets for institutional, high net worth and mutual fund clients as of December 31, 2012. Daniel J. Fuss, CFA, CIC, Matthew J. Eagan, CFA and Elaine Stokes have primary responsibility for the day-to-day management of Loomis’ portion of the Global Bond Fund. Mr. Fuss, Executive Vice President and Vice Chairman, serves as a portfolio manager, has over 53 years in the investment industry and has been with Loomis since 1976. Mr. Eagan serves as associate portfolio manager, has been with Loomis since 1997 and has over 22 years of investment industry experience. Ms. Stokes serves as associate portfolio manager, has been with Loomis since 1988 and has over 24 years of investment industry experience. Mr. Eagan and Ms. Stokes each hold the position of Vice President. The associate portfolio managers are actively involved in formulating overall strategy for Loomis’ portion of the Global Bond Fund but are not the primary decision makers.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”)(together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively:  WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Global Bond Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2012, WAMCO managed $361.0 billion in assets, and WAMCL managed $41.4 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all the firm’s sector specialists. Stephen A. Walsh, Chief Investment Officer, is responsible for the strategic oversight of the Global Bond Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Global Bond Fund invests. With respect to the Global Bond Fund and other client accounts with a similar objective, S. Kenneth Leech, CIO Emeritus, Ian R. Edmonds, Portfolio Manager, Michael C. Buchanan, Portfolio Manager, and Keith J. Gardner, Portfolio Manager, provide specialized expertise and global oversight. Messrs. Leech, Edmonds, Buchanan and Gardner are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Walsh, Leech, Edmonds, Gardner and Buchanan have been with Western for more than five years.

Flexible Income Fund:

Shenkman Capital Management, Inc. (“Shenkman”) is located at 461 Fifth Avenue, 22nd Floor, New York, New York 10017:  Shenkman is an independently owned, registered investment adviser founded in 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of June 30, 2013, the firm had assets under management of approximately $23.6 billion. Shenkman employs a team approach to portfolio management. Mark R. Shenkman is the Chief Investment Officer of the firm and has

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responsibility for setting strategy and direction with respect to the firm’s investment operations. Portfolio management responsibilities for the Flexible Income Fund are shared by David H. Lerner, Senior Vice President and Portfolio Manager, and Jonathan Savas, Senior Vice President and Portfolio Manager. Mr. Shenkman founded the firm in 1985. Prior to joining Shenkman in 2013, Mr. Lerner was a Managing Director and Portfolio Manager with Credit Suisse, where he had served since 2000. Mr. Savas has been a portfolio manager at Shenkman for more than five years.

Defensive Market Strategies Fund:

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111:  American Century has been a privately-controlled investment manager since 1958. As of December 31, 2012, the firm had assets under management of approximately $124.6 billion. American Century uses a team approach to manage the firm’s assigned portion of the Defensive Market Strategies Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are Phillip N. Davidson, CFA, Chief Investment Officer – U.S. Value Equity, Senior Vice President and Senior Portfolio Manager; Michael Liss, CFA, CPA, Vice President and Senior Portfolio Manager; and Kevin Toney, CFA, Vice President and Senior Portfolio Manager. Each member of the team has more than five years of experience with American Century.

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2013, AQR managed approximately $90.2 billion across a series of investment products for some of the largest institutional investors from the United States, Europe, Asia and Australia. AQR’s Global Stock Selection Team manages the firm’s assigned portion of the Defensive Market Strategies Fund. The team is led by Jacques A. Friedman and Lars Nielsen, both Principals, who have primary responsibility and oversight of the portfolio account. Mr. Friedman has been at AQR since the firm’s inception in 1998, and Mr. Nielsen has been at AQR since 2000.

Shenkman Capital Management, Inc. (“Shenkman”), 461 Fifth Avenue, 22nd Floor, New York, New York 10017:  Shenkman is an independently owned, registered investment adviser founded in July 1985. Since inception, the firm has been dedicated to providing investment management services to institutional and individual investors. Shenkman is a pioneer firm in the high yield market and seeks to be the world leading specialist in credit analysis of leveraged companies. As of December 31, 2012, the firm had assets under management of approximately $23.1 billion. The primary day-to-day management of the Defensive Market Strategies Fund assigned to Shenkman is conducted by Mark R. Shenkman, President and Chief Investment Officer, and Raymond F. Condon, Senior Vice President and Portfolio Manager. Mr. Shenkman founded Shenkman in 1985, and Mr. Condon has served as a portfolio manager at Shenkman since he joined the firm in 2003.

Turner Investments, L.P. (“Turner”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312:  Turner is a professional investment management firm founded in March 1990 and registered under the Investment Advisers Act of 1940, as amended. As of March 31, 2013, the firm had assets under management of approximately $10.7 billion. Turner uses a separate team of portfolio managers to manage each of the firm’s investment strategies within the assigned portion of the Defensive Market Strategies Fund. Jason D. Schrotberger, CFA, Senior Portfolio Manager/Global Equity Analyst and Principal, leads the team that manages the global consumer strategy. David Honold, CFA, Portfolio Manager/Global Equity Analyst and Principal, leads the team that manages the global financial services strategy. Vijay Shankaran, M.D., Ph.D., Senior Portfolio Manager/Global Equity Analyst and Principal, leads the team that manages the global medical sciences strategy. Frank Sustersic, CFA, Senior Portfolio Manager/Global Equity Analyst and Principal, leads the team that manages the select opportunities strategy. Donald W. Smith, CFA, Portfolio Manager/Global Equity Analyst and Principal, and Joshua B. Kohn, CFA, Portfolio Manager/Global Equity Analyst and Principal, co-lead the team that manages the global resources and infrastructure strategy. Messrs. Schrotberger, Honold, Sustersic and Smith and Dr. Shankaran have at least five years of experience with Turner, and each has 10 years or more of investment experience. Mr. Kohn joined Turner in 2010, and prior to that, he was employed at GCore Capital Management and was Vice President and Energy Equity Analyst at George Weiss Associates, LLC. Mr. Kohn has 12 years of investment experience. Christopher Baggini, CFA, Senior

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Portfolio Manager/Global Equity Analyst and Principal, leads the team that manages the titan strategy. In 2010, Mr. Baggini joined the firm, and prior to joining Turner, he was employed with Aberdeen Asset Management from 2007 to 2010. Mr. Baggini has 27 years of investment experience.

Equity Index Fund:

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  Founded in 1988, NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2012, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.8 trillion and assets under investment management of $758.9 billion. NTI uses a quantitative management approach to manage an assigned portion of the Equity Index Fund. The team consists of Brent D. Reeder and Lucia A. Johnston . Mr. Reeder holds the position of Senior Vice President, and Mr. Jaeger and Ms. Johnston each hold the position of Vice President. Each member of the team has been with the firm over five years. Each member of the team is jointly responsible for the day-to-day management of the Equity Index Fund portfolio account.

Real Estate Securities Fund:

Heitman Real Estate Securities, LLC (“HRES”), Heitman International Real Estate Securities HK Limited (“HIRES HK”) and Heitman International Real Estate Securities GmbH (“HIRES GmbH”) (together, “Heitman”) are located at 191 North Wacker Drive, Suite 2500, Chicago, IL 60606, at 15/F LHT Tower, 31 Queen’s Road, Central, Hong Kong and at Maximillianstrasse 35A, 80539, Munich, Germany, respectively.  HRES, HIRES HK and HIRES GmbH are affiliated companies under common control jointly managing an assigned portion of the Real Estate Securities Fund, with HRES primarily responsible for the portfolio account and HIRES HK and HIRES GmbH responsible for providing advice regarding management of foreign real estate securities investments. Heitman was founded in 1966 in Chicago and as of June 30, 2013, had approximately $27.1 billion in assets under management. Heitman’s real estate securities team consists of over 20 investment professionals situated in offices around the globe. The team is led by three portfolio managers: Tim Pire, CFA, Managing Director and Portfolio Manager — North America; Mark Abramsom, Managing Director and Portfolio Manager – Europe; and John White, Managing Director and Portfolio Manager — Asia-Pacific. These three portfolio managers work to carry out the firm’s highly specialized investment process and are responsible for defining the global investment themes and risk management. Messrs. Pire, Abramsom and White have been working together since 2006. Messrs. Pire and Abramsom have been with the firm for more than five years, and Mr. White joined Heitman in 2010. Prior to 2010, Mr. White served for five years as a Portfolio Manager at Challenger Financial Services Group, which had a relationship with Heitman providing real estate securities coverage in Asia-Pacific.

RREEF America L.L.C. (“RREEF”), Deutsche Investments Australia Limited (“DIAL”) and Deutsche Alternative Asset Management (Global) Limited (“DeAAM Global”) (together, “RREEF”) are located at Deutsche Asset & Wealth Management, 222 South Riverside Plaza, Floor 24, Chicago, Illinois 60606, at Deutsche Bank Place, Level 16, CNR Hunter and Phillip Streets, Sydney, NSW 2000, Australia, and at Winchester House, 1 Great Winchester Street, London, EC2N 2DB, United Kingdom, respectively.  Founded in 1975, RREEF had approximately $47.7 billion in total assets under management as of June 30, 2013. The Global Real Estate Securities strategy is managed on a team basis under the leadership of John F. Robertson, CFA, Global Head of RREEF Real Estate Securities, and John Vojticek, Chief Investment Officer and Global Portfolio Manager. The team is led by regional portfolio managers: Joseph D. Fisher, CFA, Director, and David W. Zonavetch, CPA, Director, who are co-lead portfolio managers for the Americas Real Estate Securities business; Daniel Ekins, Managing Director, and Chris Robinson, Director, who are co-lead portfolio managers for the Asia Pacific Real Estate Securities business; and John Hammond, Managing Director, lead portfolio manager for the European Real Estate Securities business. Messrs. Fisher, Zonavetch, Ekins, Robinson and Hammond have each been with the firm for over five years and are primarily responsible for the day-to-day operations, as well as final decisions on stock selection and property sector allocation (where appropriate), for an assigned portion of the Real Estate Securities Fund.

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Value Equity Fund:

AJO, LP (formerly, Aronson Johnson Ortiz, LP) (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $20.1 billion for 85 clients as of December 31, 2012. AJO’s portion of the Value Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J.W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Value Equity Fund.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $67.7 billion as of December 31, 2012 in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The equity team of portfolio managers and analysts assist in research and making recommendations; however, Ray Nixon, Jr., Executive Director, has final discretion and authority on the Value Equity Fund’s portfolio account. With 36 years of investment experience and 19 of those with BHMS, Mr. Nixon is the lead portfolio manager of BHMS’ assigned portion of the Value Equity Fund. Mr. Nixon is assisted by Jeff G. Fahrenbruch, CFA, Associate Portfolio Manager and David W. Ganucheau, CFA, Associate Portfolio Manager. Mr. Fahrenbruch has 16 years of industry experience and 11 of those with BHMS. Mr. Ganucheau has 17 years of industry experience and nine of those at BHMS.

Northern Trust Investments, Inc. (“NTI”), 50 South LaSalle Street, Chicago, Illinois 60603:  Founded in 1988, NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2012, Northern Trust Corporation, through its subsidiaries had assets under custody of $4.8 trillion and assets under investment management of $758.9 billion. NTI uses a quantitative management approach to manage an assigned portion of the Value Equity Fund. The team consists of Brent D. Reeder and Lucia A. Johnston. Mr. Reeder holds the position of Senior Vice President, and Mr. Jaeger and Ms. Johnston each hold the position of Vice President. Each member of the team has been with the firm over five years. Each member of the team is jointly responsible for the day-to-day management of the Value Equity Fund’s portfolio account.

TCW Investment Management Company (“TCW”), 1251 Avenue of the Americas, Suite 4700, New York, New York 10020:  Established in 1971, TCW’s primary business is the provision of investment management services. TCW specializes in the management of taxable and tax-exempt pools of capital for corporate and public employee defined benefit and defined contribution plans, financial institutions, endowments and foundations, as well as foreign investors. In addition, TCW manages a full line of no-load mutual funds under the brand names TCW Funds and Metropolitan West Funds. As of December 31, 2012, TCW had total assets under management, including commitments, of $138.4 billion. Diane Jaffee, CFA, Senior Portfolio Manager and Group Managing Director, conducts the day-to-day management of an assigned portion of the Value Equity Fund and has sole discretion over all buy/sell decisions. Ms. Jaffee has 30 years of experience and has been managing assets in TCW’s New York office for 12 of her 17 years with the firm.

Growth Equity Fund:

Brown Advisory, LLC (“Brown”), 901 South Bond Street, Suite 400, Baltimore, MD 21231:  Brown is a registered investment advisory firm that provides services to high net worth individuals and families, endowments, foundations, other charitable organizations, public/government-related clients, pension and profit-sharing plans, insurance companies, corporations, individual retirement plans, trusts, estates and other taxable individual plans. As of March 31, 2013, Brown had approximately $16.9 billion in assets under management. The investment team is led by Kenneth M. Stuzin, CFA, Partner, and he is supported by a group of analysts that are organized by sectors. As portfolio manager, Mr. Stuzin has ultimate responsibility for an assigned portion of the Growth Equity Fund. Mr. Stuzin joined Brown in 1996.

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Columbus Circle Investors (“CCI”), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902:  Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As of December 31, 2012, CCI had assets under management of approximately $15.0 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and companies whose fundamentals are exceeding investor expectations. Anthony Rizza, CFA, Senior Managing Director and Portfolio Manager and Tom Bisighini, Managing Director and Portfolio Manager, are responsible for the day-to-day management of an assigned portion of the Growth Equity Fund, with Mr. Rizza having ultimate responsibility for the portfolio account. Mr. Rizza has been with CCI since 1991 and has 23 years of experience, and Mr. Bisighini has been with CCI since 2004 and has 26 years of experience.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, Colorado 80202:  Marsico is an independent, registered investment adviser. Marsico was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. As of December 31, 2012, Marsico had approximately $26.8 billion in assets under management. Thomas F. Marsico, Chief Executive Officer and Chief Investment Officer, and Coralie Witter, CFA, Portfolio Manager and Senior Analyst, co-manage an assigned portion of the Growth Equity Fund. Mr. Marsico has over 30 years of experience as a securities analyst and a portfolio manager. Ms. Witter joined Marsico in 2004 and has over 15 years of experience in the financial services industry, most of which involved equity research.

Rainier Investment Management, Inc. (“Rainier”), 601 Union Street, Suite 2801, Seattle, Washington 98101:  Although incorporated in 1989, Rainier’s origin extends back to 1973 through predecessor organizations. As of December 31, 2012, Rainier had assets under management of approximately $12.6 billion. The firm provides investment management services almost exclusively to institutional investors, including public sector, deferred compensation and 401(k) plans and sub-advisory clients. Rainier uses a team approach to manage an assigned portion of the Growth Equity Fund, with all members of Rainier’s U.S. Equity Portfolio Management Team providing investment insight and analysis. Mark Dawson, CFA serves as the lead portfolio strategist for the assigned portion of the Fund, coordinating the efforts of the team on portfolio construction, risk profile and performance evaluation. James Margard, CFA and Mike Emery, CFA are also primarily responsible for day-to-day management. Mr. Margard holds the positions of Principal, Chief Investment Officer and Director of Equity Management. Messrs. Dawson and Emery each hold the positions of Principal and Senior Equity Portfolio Manager. Each member of the team has more than five years of experience with Rainier.

Sands Capital Management, LLC (“Sands”), 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209:  Sands has been managing assets since being founded in 1992. Sands has approximately $18.8 billion in assets under management as of December 31, 2012. The firm manages assets utilizing growth equity strategies. The investment team is led by Frank M. Sands, Jr., CFA, as Chief Investment Officer (“CIO”) who has been with Sands since 2000. Mr. Sands became the Chief Executive Officer and CIO of Sands effective September 5, 2008 and is responsible for the ultimate decisions made on an assigned portion of the Growth Equity Fund. The investment team also includes Thomas M. Ricketts, CFA and T. Perry Williams, CFA, both serving as a Senior Research Analyst, Senior Portfolio Manager and Executive Managing Director. Mr. Ricketts joined Sands in 1994, and Mr. Williams joined Sands in 2004.

Small Cap Equity Fund:

AJO, LP (formerly, Aronson Johnson Ortiz, LP) (“AJO”), 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102:  AJO is a value-oriented, quantitative U.S. equity manager, founded in 1984. AJO currently manages $20.1 billion for 85 clients as of December 31, 2012. AJO’s portion of the Small Cap Equity Fund is managed by a team of portfolio managers. The team is led by Theodore R. Aronson, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J.W. Whitehead, each of whom is a Principal and has been employed by AJO for the past five years. Each member of the team is jointly and primarily responsible for the day-to-day operations of an assigned portion of the Small Cap Equity Fund.

Columbus Circle Investors (“CCI”), Metro Center, One Station Place, Stamford, Connecticut 06902:  Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions. As

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of December 31, 2012, CCI had assets under management of approximately $15.0 billion. CCI utilizes a growth-oriented investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and companies whose fundamentals are exceeding investor expectations. Clifford G. Fox, CFA, Senior Managing Director and Portfolio Manager and Katerina Wasserman, Senior Vice President and Portfolio Manager, are responsible for the day-to-day management of an assigned portion of the Small Cap Equity Fund, with Mr. Fox having ultimate responsibility for the portfolio account. Mr. Fox has been with CCI since 1992 and has 29 years of experience, and Ms. Wasserman has been with CCI since 2000 and has 12 years of experience.

RBC Global Asset Management (U.S.) Inc. (“RBC”), 100 S Fifth Street, Suite 2300, Minneapolis, MN 55402:  RBC is a registered investment adviser founded in 1983. RBC offers equity, fixed income and cash management solutions via separate accounts mutual funds and other pooled vehicles to a broad range of institutional clients. As of March 31, 2013, RBC had assets under management of approximately $42.2 billion. The investment team is led by Lance F. James, Senior Portfolio Manager. As portfolio manager, Mr. James has ultimate responsibility for an assigned portion of the Small Cap Equity Fund. Mr. James joined RBC in 2006.

TimesSquare Capital Management, LLC (“TSCM”), 1177 Avenue of the Americas, 39th Floor, New York, New York 10036:  TSCM is a registered investment adviser with a focus on institutional clients. The firm, which was formed in November 2004 to succeed the growth equity investment advisory business of the firm’s predecessor, TimesSquare Capital Management, Inc., had assets under management of $14.7 billion as of December 31, 2012. TSCM integrates a highly experienced team of investment specialists and time-tested strategies, driven by internally generated research, into one dynamic organization. Grant Babyak, Chief Executive Officer and Portfolio Manager, and Kenneth Duca, CFA, Director and Portfolio Manager/Analyst, are jointly and primarily responsible for an assigned portion of the Small Cap Equity Fund. They have been with TSCM for 13 years and have over 24 and 22 years investment experience, respectively. Assisting Messrs. Babyak and Duca are Ian Anthony Rosenthal, Weidong Huang, Keith Ferguson, Michael Russell, Mark Grzymski, Seth Bienstock, Matthew D’Alto and James Russo. Messrs. Babyak and Duca are responsible for small cap growth investments. Mr. Rosenthal is a generalist on the small cap growth team. Dr. Huang is responsible for biotechnology, pharmaceuticals, medical devices and the health care services sectors. Mr. Russell is responsible for investments in the consumer products, media and marketing services sectors. Mr. Ferguson is responsible for the communications, data networking, data storage, lodging and transportation sectors. Mr. Grzymski is responsible for the industrials and materials and processing and machinery sectors. Mr. Bienstock is responsible for the financial services sector. Mr. D’Alto is responsible for the energy sector, and Mr. Russo is responsible for the semiconductors, software, internet and computer hardware sectors.

Western Asset Management Company (“WAMCO”) and Western Asset Management Company Limited (“WAMCL”) (together, “Western”) are located at 385 East Colorado Boulevard, Pasadena, California 91101 and at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom, respectively:  WAMCO and WAMCL are affiliated companies under common control jointly managing an assigned portion of the Small Cap Equity Fund, with WAMCO primarily responsible for the portfolio account and WAMCL responsible for providing advice regarding the management of foreign fixed-income investments. Individual members of the portfolio management team may be joint employees of WAMCO and WAMCL. Western has been managing fixed-income assets since 1971. As of December 31, 2012, WAMCO managed $361.0 billion in assets, and WAMCL managed $41.4 billion in assets. Western utilizes a team-based approach to portfolio management to ensure all portfolios, as allowed by guidelines, benefit from the expertise of all of the firm’s sector specialists. Stephen A. Walsh, Chief Investment Officer, is responsible for the strategic oversight of the Small Cap Equity Fund’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Small Cap Equity Fund invests. Mr. Walsh is involved in the management of all the Western’s portfolios, but he is not solely responsible for particular portfolios. With respect to the Small Cap Equity Fund and other client accounts with a similar objective, Carl L. Eichstaedt and Mark S. Lindbloom provide specialized expertise and global oversight. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. These individuals are also responsible for overseeing implementation of Western’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members. Messrs. Walsh, Eichstaedt and Lindbloom have been Portfolio Managers for Western for more than five years.

International Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to

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registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2013, AQR managed approximately $90.2 billion across a series of investment products for some of the largest institutional investors from the United States, Europe, Asia and Australia. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the International Equity Fund are Clifford S. Asness, Ph.D. and John M. Liew, Ph.D. Doctors Asness and Liew have been at AQR since the firm’s inception in 1998.

Baillie Gifford Overseas Limited (“Baillie Gifford”), Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom:  Baillie Gifford is an investment management firm wholly-owned by Baillie Gifford & Co. Founded in 1983, it is the firm through which Baillie Gifford & Co. provides investment management services for clients located outside of the United Kingdom. Baillie Gifford is registered as an adviser under the Investment Advisers Act of 1940, as amended, for U.S. clients. As of December 31, 2012, the firm had assets under management of approximately $138 billion. Baillie Gifford uses a team approach to manage an assigned portion of the International Equity Fund. The EAFE Plus Alpha Portfolio Construction Group is chaired by James Anderson, Head of Long Term Global Growth and Portfolio Manager, and includes: Sarah Whitley, Head of Japanese Equity and Portfolio Manager; Kavé Sigaroudinia, Portfolio Manager; Tom Coutts, Head of European Equities and Portfolio Manager; Tom Record, CFA, Portfolio Manager; Lawrence Burns, Portfolio Manager; Nick Thomas, CFA, Director, Institutional Clients Department and Portfolio Manager; and David Salter, Director, Institutional Clients Department. Mr. Burns joined the EAFE Plus Alpha Portfolio Construction Group in 2012 from the EAGE Alpha Research Team. He joined Baillie Gifford’s Investment Graduate Training Scheme in 2009 and spent time working in both the Emerging Markets and U.K. Equity Departments. Prior to this, Mr. Burns was a student at Cambridge University, graduating in 2009 with a bachelor of arts degree in geography.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201:  BHMS, a Delaware limited liability company, is an investment management firm founded in 1979, which provides investment advisory services to large institutional clients, mutual funds, employee benefit plans, endowments, foundations, insurance companies, limited liability companies and other institutions and individuals. Assets under management total $67.7 billion as of December 31, 2012 in global, international, large, mid and small cap value equities, as well as fixed-income securities. BHMS’ strategy is a team-oriented value approach utilizing fundamental research to construct portfolios. The BHMS International Value Equity strategy is led by David A. Hodges, CFA, Managing Director and Portfolio Manager. Mr. Hodges has final authority on all portfolio-related decisions and is supported by Randolph S. Wrighton, Jr., CFA, Director and Assistant Portfolio Manager, and a group of global sector analysts. Messrs. Hodges and Wrighton work together as a team and collaboratively with the analysts in researching and making recommendations. Mr. Hodges has 13 years of industry experience with 12 of those with BHMS, and Mr. Wrighton has 11 years of industry experience with eight of those with BHMS.

MFS Institutional Advisors, Inc. (“MFSI”), 111 Huntington Avenue, Boston, Massachusetts 02199:  MFSI is a U.S.-based investment advisor and subsidiary of Massachusetts Financial Services Company (“MFS”). MFS is America’s oldest mutual fund organization. MFS and the firm’s predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of December 31, 2012, net assets under management of the MFS organization were approximately $321 billion. Marcus L. Smith, Investment Officer of MFS and the portfolio manager for the International Concentrated strategy, has overall responsibility and final authority for portfolio construction of an assigned portion of the International Equity Fund managed by MFSI. Mr. Smith has been employed in the investment area of MFS since 1994.

Mondrian Investment Partners Ltd. (“Mondrian”), 10 Gresham, London, EC2V 7JD, United Kingdom:  Mondrian was founded and SEC registered in 1990 under the name Delaware International Advisers Limited. On September 24, 2004, a senior management team, together with private equity funds sponsored by Hellman & Friedman LLC, a leading private equity firm, completed the acquisition of Delaware International Advisers Limited from Delaware Management Holdings, Inc. Upon closing of the transaction, the firm changed the name to Mondrian. The London based firm is a value-oriented,

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global equity and fixed-income manager serving primarily institutional clients. The firm uses a team-based approach to investment analysis and portfolio construction to manage an assigned portion of the International Equity Fund. With $68 billion in assets under management as of December 31, 2012, Mondrian is amongst the largest active managers of international and global assets for U.S. institutional investors. Mondrian’s equity team consists of 43 dedicated investment professionals, with all fund managers having analyst responsibilities. Mondrian’s portfolios are managed on a team basis through the Equity Strategy Committee. Individual account assignments are assigned to a lead portfolio manager and a clearly identified back-up portfolio manager. The portfolio managers assigned to the International Equity Fund are Elizabeth Desmond, CFA, Chief Investment Officer — International Equities, Russell J. Mackie, Senior Portfolio Manager, and Bilgin Soylu, Ph.D., Portfolio Manager. Ms. Desmond has been with Mondrian for 21 years, is responsible for portfolio management and research and is a member of the Equity Strategy Committee. Mr. Mackie has been with Mondrian for 15 years, is responsible for European stock investments and is a member of the Equity Strategy Committee. Dr. Soylu has been with Mondrian for 12 years and is responsible for Asian and European stock investments. Each has 100% discretion over the International Equity Fund’s portfolio account.

Philadelphia International Advisors, L.P. (“PIA”), One Liberty Place, 1650 Market Street, Suite 1400, Philadelphia, Pennsylvania 19103:  Founded in 2002, PIA is a limited partnership with The Glenmede Trust Company as a limited partner. PIA is the investment manager to the international equity portfolios of The Glenmede Fund, Inc. As of December 31, 2012, PIA had approximately $3.8 billion in assets under management entirely in international equity products. PIA manages an assigned portion of the International Equity Fund using a team approach, which is led by Andrew B. Williams, CFA, President and Lead Portfolio Manager . The team consists of Mr. Williams, Robert Benthem de Grave, Frederick Herman, CFA, Stephen Dolce, CFA and Wei Huang, CFA. Messrs. Benthem de Grave, Herman, Dolce and Huang each hold the position of Analyst and Partner. All members of the team have been with PIA for more than five years. Mr. Williams is responsible for overall portfolio management and has final decision authority on all investments. Mr. Benthem de Grave is responsible for investments in the industrials sector and Europe. Mr. Herman is responsible for investments in the consumer discretionary sector and Japan. Mr. Dolce is responsible for investments in the energy and materials sectors as well as the United Kingdom. Mr. Huang is responsible for investments in the information technology and telecommunications sectors as well as emerging markets.

Emerging Markets Equity Fund:

AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830:  AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses in providing quantitative investment analysis, which relies on its proprietary models, utilizing a set of valuation, momentum, and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of September 30, 2013, AQR managed approximately $90.2 billion across a series of investment products for some of the largest institutional investors from the United States, Europe, Asia and Australia. The portfolio managers who are jointly and primarily responsible for the day-to-day management of assigned portions of the Emerging Markets Equity Fund are Jacques A. Friedman, M.S., Oktay Kurbanov, M.B.A and Lars Nielsen, M.Sc. Messrs. Friedman, Kurbanov and Nielsen are each a Principal of AQR. Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, and Mr. Nielsen has been at AQR since 2000.

Genesis Asset Managers, LLP (“Genesis”), La Marchant Street, St. Peter Port, Guernsey, GYI 4HY, Channel Islands:  Genesis is a Delaware limited liability partnership, and the firm’s predecessor entity was formed in 1989. Genesis specializes in the investment management of institutional funds in emerging markets. As of September 30, 2013, the Genesis Group had assets of $36.3 billion under management. A team of country, sector and industry specialists within the Genesis Group makes investment decisions for an assigned portion of the Emerging Markets Equity Fund. The Portfolio Coordination Team, responsible for optimizing client portfolios in terms of return and risk, consists of Karen Yerburgh, Managing Partner and Portfolio Manager, Karen Roydon, Partner and Portfolio Manager, and Andrew Elder, Partner and Portfolio Manager. Each member of the team has been with Genesis for more than five years. Ms. Yerburgh shares responsibility for investments in India and Indonesia. Ms. Roydon is responsible for investments in China, Malaysia and

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South Korea. She is also responsibile for the food, real estate and retailing sectors. Mr. Elder shares responsibility for investments in Brazil, Russia, South Africa and Turkey. He is also responsible for the airlines, beverages and paper sectors. Genesis manages all client portfolios on a team basis, and each member of the team is jointly and primarily responsible for the day-to-day management of the Emerging Markets Equity Fund portfolio account.

Global Natural Resources Equity Fund:

RS Investment Management Co. LLC (“RS Investments”), 388 Market Street, Suite 1700, San Francisco, California 94111:  RS Investments is a Delaware limited liability company that provides investment advisory services predominately to institutional investors, pooled investment vehicles and high net worth individuals. RS Investments, through predecessor firms, was founded in 1986, and Guardian Investor Services LLC owns a majority of the firm. As of March 31, 2013, the firm had assets under management of approximately $25.9 billion. The portion of the Global Natural Resources Equity Fund assigned to RS Investments is team managed. MacKenzie B. Davis, CFA and Kenneth L. Settles, Jr., CFA are jointly responsible for the day-to-day management of the portfolio account. Messrs. Davis and Settles each hold the title of Investment Analyst and have been members of the team for more than five years.

Van Eck Associates Corporation (“Van Eck”), 335 Madison Avenue, 19th Floor, New York, NY 10017:  Van Eck is an independently owned, registered investment adviser founded in 1955. The firm acts as an investment adviser or sub-adviser to mutual funds, exchange-traded funds, pension plans and other investment accounts. As of March 31, 2013, the firm had assets under management of approximately $35.0 billion. Joseph Foster, Portfolio Manager, Charl P. de Malan, Senior Analyst, and Imaru Casanova, Senior Analyst, are responsible for the day-to-day management of an assigned portion of the Global Natural Resources Equity Fund, with Mr. Foster having ultimate responsibility for the portfolio account. Messrs. Foster and Malan have been with the firm for more than 10 years. Prior to joining Van Eck in 2011, Ms. Casanova served as Managing Director at McNicoll Lewis & Vlak for a year, and before that, she held the position of Equity Research Analyst at Barnard Jacobs Mellet USA for three years.

All Funds — Cash Overlay Program:

Parametric Portfolio Associates LLC (“Parametric”), 3600 Minnesota Drive, Suite 325, Minneapolis, Minnesota 55435:  The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby a division of Parametric, The Clifton Group, (“The Clifton Group”) is responsible for monitoring and investing cash balances of each Fund, except the Money Market Fund. The Adviser and the Sub-Adviser(s) for each Fund determine the amount of each Fund’s cash balances. Under the agreement, The Clifton Group may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as futures contracts, within the Date Target Funds and Asset Allocation Funds in order to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Regarding the domestic equity Select Funds, The Clifton Group may also from time to time invest in long and/or short positions in derivative instruments, such as futures contracts, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. For the International Equity Fund and Emerging Markets Equity Fund, The Clifton Group may from time to time invest in long and/or short derivative instruments, such as exchange listed equity futures contracts (e.g., MSCI EAFE Index and MSCI Emerging Markets Index, respectively), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs. Furthermore, The Clifton Group may use short positions in derivative instruments, such as futures contracts, within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Real Assets Fund and Global Natural Resources Equity Fund for the purpose of reducing market exposure in anticipation of liquidity needs. The agreement also allows The Clifton Group to short U.S. Treasury securities within the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund to reduce market exposure. The Clifton Group was founded in 1972 and, as of September 30, 2013, Parametric had total firm assets under management of $107.9 billion.

GuideStone Funds Prospectus | 149

Service Providers

The following chart provides information on the Funds’ primary service providers.

150 | GuideStone Funds Prospectus

Shareholder Information

Eligible Investors

Shares of the Funds are not offered to the general public. The Funds reserve the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Funds.

GS2 Class shares of the Funds are sold only to (a) accounts administered by GuideStone Financial Resources for cooperating Southern Baptist foundations and other Southern Baptist organizations in states where no affiliated Southern Baptist foundation is situated; (b) accounts for the Prior Plans and the Standard Plans in accordance with their respective Eligibility Schedules; (c) other accounts for organizations GuideStone Financial Resources is authorized to serve; and (d) Outside Service Plans of organizations with total retirement plan assets invested in the Funds in excess of $50 million upon selection of this class by a fiduciary for the plan other than GuideStone Financial Resources. In addition, Plans and accounts eligible for the GS2 Class shares of the Funds shall also be eligible for the GS4 Class shares of the Inflation Protected Bond Fund, Global Bond Fund, Real Estate Securities Fund and the Real Assets Fund.

Corporations, charitable and other institutional investors, which are not employee benefit plans and have total investable assets of $100,000 or more, may invest in the GS2 Class shares of the Funds and the GS4 Class shares of the Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Real Assets Fund, Real Estate Securities Fund and Global Natural Resources Equity Fund.

GS4 Class shares of the Funds are sold only to accounts, including personal investment accounts and individual retirement accounts (“IRAs”), for (a) individuals who participate or are eligible to participate in the Plans and other individuals who are eligible to utilize products and services provided or made available by GuideStone Financial Resources; (b) spouses of such individuals; (c) Prior Plans and Standard Plans in accordance with their respective Eligibility Schedules shown below; (d) Outside Service Plans upon selection of this Class by a fiduciary for the plan other than GuideStone Financial Resources; and (e) custodial accounts for ministers and employees of tax-exempt organizations and public schools (“TSAs”) as described in section 403(b)(7) of the Code provided or made available by GuideStone Financial Resources.

Transfer of Shares: Shareholders of record of the GS2 Class shares of a Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the GS2 Class shares of a Fund and (b) which is, or will become upon such transfer, a shareholder of record of the GS2 Class shares of the Fund on the books of the transfer agent of the Funds. Shareholders of record of the GS4 Class shares may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the GS2 Class or the GS4 Class shares of a Fund and (b) which is, or will become upon such transfer, a shareholder of record of the GS4 Class shares of the Fund on the books of the transfer agent of the Funds. A person eligible to purchase the GS2 Class shares of a Fund may become and remain a GS4 Class shareholder of a Fund as a result of a transfer of the GS4 Class shares and may thereafter be eligible to purchase additional GS4 Class shares of the Fund through reinvested dividends or otherwise.

Prior Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds

Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

Standard Plan Eligibility Schedule

Eligibility Schedule Assets	Date Target Funds	Asset Allocation Funds	Select Funds

Less than $80 million	GS4	GS4	GS4
$80 — $250 million	GS4	GS2	GS4
Over $250 million	GS4	GS2	GS2
No Participant Directed Accounts	GS4	GS2	GS2

GuideStone Funds Prospectus | 151

“Plans” refers to employee benefit plans and programs of organizations and persons that GuideStone Financial Resources is authorized to serve. “Plans” do not include TSAs.

“Outside Service Plans” refers to Plans for which a service provider other than GuideStone Financial Resources provides plan recordkeeping services for participants.

“Prior Plans” refers to Plans other than Outside Service Plans that GuideStone Financial Resources was authorized to serve prior to June 1, 2004.

“Standard Plans” refers to Plans other than Prior Plans or Outside Service Plans.

“Eligibility Schedule Assets” refers to assets taken into account for purposes of the applicable Eligibility Schedule and includes both assets of the Plan and other retirement plan assets of the organization sponsoring the Plan invested in the Trust and/or serviced by GuideStone Financial Resources as recordkeeper (but shall not include assets of any third-party organization serving as Plan sponsor). Eligibility Schedule Assets shall also include such plan assets of organizations related to the organization sponsoring the Plan that share a central administrative unit with the organization sponsoring the Plan. Eligibility Schedule Assets shall be computed periodically as follows.

Periodic Re-Evaluation.  For any Plan with an initial purchase date after June 1, 2004, Eligibility Schedule Assets will be re-evaluated within thirty (30) days of the second anniversary following the initial purchase date. Subsequent re-evaluations will occur in alternate years within thirty (30) days of the anniversary of the initial purchase date in such years. For any Plan with an initial purchase date on or before June 1, 2004, Eligibility Schedule Assets will be re-evaluated as of November 1, 2004 and thereafter in alternate years within thirty (30) days of November 1 in such years. For purposes of re-evaluation, average monthly Eligibility Schedule Assets over the 12-month period immediately prior to the re-evaluation date will be calculated and applied to the respective Eligibility Schedules. If the re-evaluation indicates that a Plan is ineligible under the applicable Eligibility Schedule for the class of shares of a Fund in which it is currently invested, then the Plan’s shares will automatically be exchanged for shares of the appropriate class of that Fund pursuant to the Eligibility Schedule as soon as administratively possible following the re-evaluation date but in no event later than ninety (90) days following the re-evaluation date.

Initial Purchases.  Any assets that fall within the description of Eligibility Schedule Assets and that are held as of the initial purchase of shares for a Plan or received within ninety (90) days thereafter pursuant to a written commitment will be deemed to constitute Eligibility Schedule Assets for purposes of determining eligibility according to the applicable Eligibility Schedule.

Open an IRA, personal investment account: GS4 Class shares of the Funds are available to eligible investors for purchase through IRAs, Roth IRAs and personal investment accounts. GuideStone Trust Services, an affiliate of GuideStone Financial Resources and of the Adviser, will serve as non-bank custodian of the IRAs. Eligible investors may also establish a GS4 Class account in the name of a trust established solely by one or more eligible investors and/or a GS4 Class account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call GuideStone Funds at 1-888-98-GUIDE (1-888-984-8433).

Participants in the Plans: If you participate in a Plan offered by your employer, contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433). The policies and procedures of your Plan, including minimum investments, may be different than those described herein. Your Plan may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law. If you are eligible to participate in one of the Plans, you may be eligible to invest directly in the GS4 Class shares of the Funds.

Customer Identification

The Funds (or a shareholder service provider acting on the Funds’ behalf) seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

152 | GuideStone Funds Prospectus

Minimum Investments

GS2 Class Accounts: If an investment in GS2 Class shares of a Fund, other than through a Plan is made, the minimum initial investment in that Fund Account must be $100,000. There are no minimums for subsequent investments in this Account or for initial purchases of additional shares in other Fund Accounts. If you invest in GS2 Class shares through a Plan, the minimum investment requirement will be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433).

GS4 Class Accounts: If an investment in GS4 Class shares of a Fund, other than through a Plan is made, the minimum initial investment must be $1,000 in each of the Fund Accounts holding GS4 Class shares. The $1,000 minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of GS4 Class shares of the same Fund (if you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply):

Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
IRAs	$100
Personal Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100

Minimum Account Size

Each Fund reserves the right to close any account if the balance falls below $1,000 due to redemptions, not market fluctuation. The $1,000 minimum applies separately to each Fund that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple Funds below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the Trust’s Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. If you invest through a Plan, your minimum account size may be lower, if any, and you should contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433).

GuideStone Funds Prospectus | 153

Transactions with the Funds

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for proper instructions.

Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.
Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

By Telephone

1-888-98-GUIDE (1-888-984-8433)

Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433). When you call, we may request personal identification and record your call.

If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund in the Trust must meet the minimum amount.

You may make investments by telephone ($100 per established Fund in the Trust) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

By Wire

The Bank of New York Mellon

ABA#: 011001234

DDA#: 0000734306

FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.

Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

Please call 1-888-98-GUIDE (1-888-984-8433) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:

GuideStone Funds

(Designate the Fund)

c/o BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581-1722

Call 1-888-98-GUIDE (1-888-984-8433) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern time for same day processing.

154 | GuideStone Funds Prospectus

Method	Open an Account	Add to an Account

Online

www.GuideStoneFunds.org

Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:

GuideStone Funds

P.O. Box 9834

Providence, RI 02940-9886

You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.

Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical). Your initial investment in the new Fund must meet the minimum amount.

Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433).

	Not applicable.	Automatic Investment Plan: You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented asset allocation advice using GuideStone Advisors’ Guided Planning Services®, minimum subsequent purchase requirements do not apply.

GuideStone Funds Prospectus | 155

The following transaction procedures do not apply to Plan accounts. If you own shares of the Funds through one of the Plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for proper instructions.

Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722

Send a letter of instruction that includes:

• The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”

Send a letter of instruction that includes:

• Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the new Fund into which the amount is being invested.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.

By Telephone

1-888-98-GUIDE (1-888-984-8433) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433). When you call, we may request personal identification and record your call.

You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 limit). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-98-GUIDE (1-888-984-8433) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-98-GUIDE (1-888-984-8433). A $10 fee may be charged for wire transfers.	Not applicable.

156 | GuideStone Funds Prospectus

Method	Redeem Shares	Exchange Shares

Online

www.GuideStoneFunds.org

Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.

You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. If you have previously authorized ACH or wire redemptions, you may still redeem shares during the waiting period.

You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433).

Systematic Withdrawal Plan:

You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

Not Applicable.

GuideStone Funds Prospectus | 157

More Shareholder Information

How Share Price is Calculated

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) determines the NAV per share of each class of each Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time), on each day that the NYSE is open. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr.’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a Class of shares of a Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that Class, deducting the pro rata portion of the Fund’s liabilities attributable to that Class and the liabilities directly attributable to that Class, and then dividing that value by the total number of shares of the Class outstanding. Since NAV for each Fund is calculated separately by Class, and since each Class has its own expenses, the per share NAV of each Fund will vary by Class.

What is the Net Asset Value or “NAV”?

NAV =	Assets – Liabilities Outstanding Shares

Because each Date Target Fund and each Asset Allocation Fund invests in shares of various Select Funds, the price of a Date Target Fund’s and an Asset Allocation Fund’s shares is based upon the NAV of those shares of underlying Select Funds. In turn, the NAV per share of each Select Fund is based upon the values of the obligations, stocks and other investments held by the Select Fund. Therefore, the price of a Date Target Fund’s and an Asset Allocation Fund’s share will fluctuate in relation to its asset allocation among the Select Funds and the value of the portfolio investments of the underlying Select Funds.

Because the Real Assets Fund invests in shares of various Select Funds and other investments, which may include other non-affiliated registered investment companies, the price of the Real Assets Fund’s shares is based upon the NAV of those shares of the underlying investments. In turn, the NAV per share of the Real Assets Fund is based upon the values of the obligations, stocks and other investments held by the underlying investments. Therefore, the price of the Real Assets Fund’s share will fluctuate in relation to its asset allocation among the underlying investments and the value of the portfolio investments of the underlying investments.

Each Fund, except the Money Market Fund, values its assets based on market quotations or official closing prices when such values are readily available. These prices normally are supplied by a pricing service. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When a Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. A Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. Each Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.

BNY Mellon prices at amortized cost all instruments held by the Money Market Fund and those fixed-income securities held by other Funds that have maturities of sixty (60) days or less. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund may include portfolio securities that are primarily listed on foreign exchanges

158 | GuideStone Funds Prospectus

that trade on weekends or other days when the Funds do not price their shares. The NAV for shares of the Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund, Defensive Market Strategies Fund, International Equity Fund, Emerging Markets Equity Fund and Global Natural Resources Equity Fund (as well as the Date Target Funds, Asset Allocation Funds and Real Assets Fund which invest in these Funds) may change on days when an investor will not be able to purchase or redeem shares.

Investments by the Select Funds in other open-end management investment companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Purchase of Shares

Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares will be executed at the NAV per share next determined after an order has been received in good order. Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the Money Market Fund.

The Funds reserve the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Funds also reserve the right to waive or change investment minimums at any time, without notice. The Funds also reserve the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Funds’ management, they are deemed to be in the best interest of the Funds. The Funds will not accept any third party or foreign checks.

Redemption of Shares

You may redeem some or all of your shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. A redemption is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

Redemption proceeds will ordinarily be sent on the next business day, but the Funds may take up to seven days to make payment. The Funds may stop selling their shares and postpone redemption payments at times when the NYSE is closed or has restricted trading or the SEC has determined an emergency condition exists. The Money Market Fund may also suspend redemptions to facilitate orderly liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.

Checkwriting Option

If you own GS4 Class shares of the Money Market Fund in a personal investment account, you may draw money from your Money Market Fund account by writing a check of $250 or more. You must complete an authorization form, available upon request by calling 1-888-98-GUIDE (1-888-984-8433). Before writing a check from your personal investment account, you should verify the balance in your Money Market Fund account to ensure there are adequate funds to cover the amount of the check. You may not write a check to close your account. Charges will be imposed for stop payment orders and returned checks. An appropriate amount of shares will be redeemed from your Money Market Fund account to pay for these charges.

Checkwriting privileges are not available for GS2 Class accounts, IRAs, Plan accounts, TSAs or other tax-deferred accounts. Checkwriting privileges would result in significant, negative tax consequences to a shareholder in an IRA, Plan account or other tax-deferred account.

Request In Good Order

All purchase, exchange and redemption requests must be received by the Funds or their transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered

GuideStone Funds Prospectus | 159

owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees”); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-98-GUIDE (1-888-984-8433) for further details.

Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Funds’ transfer agent has received payment in federal funds.

If you are investing through a Plan, your employer, plan administrator or GuideStone Financial Resources, each has their own procedures for transmitting transaction orders and payments to the Funds’ transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.

Medallion Signature Guarantees

To protect shareholder accounts, the Funds and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Funds to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:

For IRA and Personal Investment Accounts:

•	Any written redemption request for $50,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

For GS2 Class Accounts:

•	Any written redemption request for $250,000 or more.

•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.

•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type).

A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-98-GUIDE (1-888-984-8433) for further details.

Redeeming Recently Purchased Shares

If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to fifteen calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.

Right to Redeem in Kind

The Funds reserve the right to pay part or all of your redemption proceeds in securities rather than cash. If payment is made in securities, you may incur brokerage commissions if you elect to sell the securities for cash.

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Account Statements

Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except shareholders that directly invest in a GS2 Class Account shares receive monthly statements. If your Fund shares are held by a nominee or Plan, the nominee or Plan decides whether the statement will be sent to you.

Exchanging Shares

What is an exchange?

An exchange between Funds of the Trust is really two transactions — a sale of shares of a Fund and the purchase of shares of another Fund. In general, the same policies that apply to purchases and sales apply to exchanges. Exchanges also have the same tax consequences as ordinary sales and purchases.

An exchange is a taxable transaction on which you may recognize a gain or loss, unless you are investing through a tax-deferred account, such as a Plan account or an IRA. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

If you are invested through a Plan, you may exchange shares of one Fund for shares in one or more of the other Funds provided exchanges are permitted under the Plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for more information.

Market Timing

The purchase, exchange and redemption of Fund shares in an effort to profit from anticipated short-term market movements (“market timing”) may disrupt portfolio investment strategies and affect costs and performance for other shareholders, including long-term shareholders. To discourage market timing and abusive trading practices by Fund shareholders, the Board of Trustees has adopted policies and has approved procedures for implementing those policies.

These procedures reflect criteria that have been developed to identify market timing and that are applied for monitoring transactions in Fund shares. If the Trust identifies what it believes to be market timing, it may warn the shareholder involved, reject or restrict a purchase or exchange order and/or prohibit that shareholder from making further purchases or exchanges of a specific Fund’s shares. The Trust may modify its procedures for implementing its market timing policy and/or the monitoring criteria at any time without prior notice. There can be no assurance that the Trust’s policies will eliminate all market timing activity in the Funds.

Although the Trust makes efforts to monitor for market timing, the ability of the Trust to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts.

Telephone and Online Transaction

The Funds reserve the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: 1) account number; 2) name and address exactly as registered with us; or 3) the primary social security or other taxpayer identification number.

We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through a Plan, your account will automatically have certain telephone privileges. If you are an eligible foundation or you invest through an IRA or personal investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through a Plan or foundation, you may not have telephone or online privileges; contact your employer, your plan administrator or GuideStone Financial Resources at 1-888-98-GUIDE (1-888-984-8433) for information about how to redeem your shares.

GuideStone Funds Prospectus | 161

The Funds reserve the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our website, during periods of unusual market activity, contact us by regular or express mail.

Duplicate Mailing to Same Household

We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through a Plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.

Distributions

What is net investment income?

Net investment income generally consists of interest and dividends a Fund earns on its investments less accrued expenses.

The Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Inflation Protected Bond Fund, Global Bond Fund and Flexible Income Fund declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pay them monthly. Each of the Defensive Market Strategies Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declares and pays dividends from net investment income semi-annually. Each of the other Funds (including all the Date Target Funds and Asset Allocation Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. It is expected that the distributions of the Money Market Fund and Low-Duration Bond Fund will consist primarily of ordinary income.

Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Plan account or IRA, since cash distributions would result in significant, negative tax consequences to the holder of such an account.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI and on the Funds’ website at www.GuideStoneFunds.org.

Taxes

This section only summarizes some important federal income tax considerations that may affect your investment in a Fund. If you are investing through a tax-deferred account, such as an IRA or a Plan account (“Tax-Deferred Account”), special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

Federal Income Tax.  As long as a Fund meets the requirements for being treated as a “regulated investment company” under the Code, which each Fund intends to continue to do, it pays no federal income tax on the earnings and gains it distributes to its shareholders. The Funds will notify you following the end of each calendar year of the amount of dividends and other distributions paid that year.

Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from a Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and designated by the Fund as such generally will be subject to federal income tax for individual shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital

162 | GuideStone Funds Prospectus

gain — a maximum of 15% (20% for taxpayers with taxable income exceeding $400,000 or $450,000 if married filing jointly). A Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.

Unless you are investing through a Tax-Deferred Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Deferred Account. (Generally, gain or loss is not expected to be realized on a redemption of shares of the Money Market Fund, which seeks to maintain a stable $1.00 per share NAV.)

State and Local Income Taxes.  You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.

Redemption and Exchange of Fund Shares.  Legislation passed by Congress in 2008 requires funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds will permit shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, a Fund will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

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Shareholder Servicing Arrangements

Shares of the Funds are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC, located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the GS4 Class of each Select Fund (“Service Plan”).

Under its Service Plan, the GS4 Class of each Select Fund, except the Real Assets Fund, is authorized to pay shareholder servicing and recordkeeping fees of 0.24% of average daily net assets. Shareholder servicing and recordkeeping fees are paid to parties that provide services for, and maintain records for, shareholder accounts.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

What are service fees?

Service fees are deducted from fund assets to pay for recordkeeping and other services in connection with maintaining shareholder accounts.

164 | GuideStone Funds Prospectus

Related Performance Information

Real Estate Securities Fund. The Real Estate Securities Fund is a successor to a previously existing private fund that operated from 2000 to 2006. This section presents past performance information (“Performance”) of the private fund. Pursuant to a reorganization transaction completed on December 29, 2006, the private fund was reorganized into the Real Estate Securities Fund. Real Estate Securities Fund assumed the private fund’s portfolio. The Adviser and RREEF America, L.L.C. (“RREEF”), the Sub-Adviser to the Real Estate Securities Fund, were the Adviser and Sub-Adviser to the private fund. The private fund and the Real Estate Securities Fund have substantially similar investment objectives, polices and strategies. The Adviser and RREEF manage the Real Estate Securities Fund substantially similarly to the private fund.

The private fund Performance has been adjusted to reflect the fees and expenses of the Real Estate Securities Fund, including the 1.29% annualized expense limit that the Adviser agreed to through April 30, 2007, plus certain private fund expenses. If the expense limitation is terminated, the expenses of the Real Estate Securities Fund may be higher than the 1.29% expense limitation, which would lower the performance shown. Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size and applicable sales charges, if any. The fee schedule and expenses of the Real Estate Securities Fund are included in this Prospectus. The Performance is also compared with the performance figures of a broad-based index appropriate to the Real Estate Securities Fund.

THE PAST PERFORMANCE OF THE PRIVATE FUND IS NO GUARANTEE OF FUTURE RESULTS OF THE REAL ESTATE SECURITIES FUND. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS INFORMATION:

•

PERFORMANCE FIGURES ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, ALL ASSETS OF WHICH ARE, AS A RESULT OF THE REORGANIZATION, HELD BY THE REAL ESTATE SECURITIES FUND. The Performance shown is not an indication of how the Real Estate Securities Fund will perform. The Real Estate Securities Fund’s performance may be different from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the Investment Company Act of 1940, as amended (“1940 Act”), all of which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance. In particular, the private fund’s Performance is not necessarily an indication of how the Real Estate Securities Fund will perform, as the private fund was not subject to investment limitations and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have a negative impact on the Real Estate Securities Fund’s performance.

•

THE BENCHMARK. The Performance is compared to a broad-based index. Broad-based indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Real Estate Securities Fund. Investments generally cannot be made directly in a broad-based index. The index is described below.

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Real Estate Private Fund Total Return years ended 12/31

Best Quarter:  17.34%    4/2004    Worst Quarter:  (7.90)%    3/2002

Average Annual Total Returns as of 12/28/06

	1 Year	5 Years	Since Inception
Return before taxes	37.59%	24.97%	24.18%
Return after taxes on distributions	N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	N/A	N/A	N/A
Dow Jones U.S. Select Real Estate Securities IndexSM (reflects no deductions for fees, expenses or taxes)*	34.74%	24.00%	23.32%

*

The Dow Jones U.S. Select Real Estate Securities IndexSM measures the performance of publicly traded real estate securities and represents equity REITs and real estate operating companies (REOCs) traded in the United States. The index is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

166 | GuideStone Funds Prospectus

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the GS2 Class and GS4 Class of each Fund for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. This information for the Fiscal Years or periods ended December 31, 2008, 2009, 2010, 2011 and 2012 have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

There are no Financial Highlights for the Flexible Income Fund, Real Assets Fund and Global Natural Resources Equity Fund because the Funds commenced operations on July 1, 2013. There are no Financial Highlights for the Emerging Markets Equity Fund because it commenced operations on October 31, 2013.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds	Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2005 Fund
GS4 Class
2012	$9.60	$0.13	#	$0.18	$0.55	$(0.21)	$—	$10.25	8.92%	$80,582	0.20%	0.27%	1.24%	8%
2011	9.53	0.14	#	0.05	0.05	(0.17)	—	9.60	2.52	64,608	0.20	0.35	1.43	31
2010	8.84	0.14	#	0.09	0.70	(0.24)	—	9.53	10.56	54,683	0.20	0.26	1.50	19
2009	7.44	0.18	#	0.04	1.40	(0.22)	—	8.84	21.84	66,830	0.20	0.26	2.31	57
2008	10.35	0.30	#	0.08	(2.75)	(0.31)	(0.23)	7.44	(22.78)	50,678	0.20	0.29	3.25	40
MyDestination 2015 Fund
GS4 Class
2012	$9.37	$0.15	#	$0.22	$0.70	$(0.23)	$—	$10.21	11.46%	$352,576	0.15%	0.15%	1.47%	2%
2011	9.36	0.14	#	0.05	(0.02)	(0.16)	—	9.37	1.84	274,096	0.17	0.17	1.46	33
2010	8.42	0.14	#	0.06	0.94	(0.20)	—	9.36	13.54	245,672	0.16	0.16	1.65	28
2009	6.83	0.17	#	0.02	1.58	(0.18)	—	8.42	26.27	219,264	0.16	0.16	2.25	25
2008	10.33	0.26	#	0.09	(3.39)	(0.19)	(0.27)	6.83	(29.31)	146,140	0.20	0.18	2.87	22
MyDestination 2025 Fund
GS4 Class
2012	$8.81	$0.14	#	$0.22	$0.86	$(0.19)	$—	$9.84	13.90%	$375,238	0.15%	0.15%	1.51%	2%
2011	8.94	0.13	#	0.03	(0.16)	(0.13)	—	8.81	0.03	278,239	0.17	0.17	1.42	24
2010	7.88	0.14	#	0.03	1.04	(0.15)	—	8.94	15.32	236,502	0.20	0.17	1.72	15
2009	6.18	0.14	#	0.01	1.69	(0.14)	—	7.88	30.12	169,563	0.20	0.19	2.11	13
2008	10.24	0.21	#	0.09	(3.89)	(0.15)	(0.32)	6.18	(35.00)	96,826	0.20	0.21	2.47	10

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

GuideStone Funds Prospectus | 167

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
MyDestination 2035 Fund
GS4 Class
2012	$8.22	$0.11	#	$0.21		$1.02	$(0.11)	$(0.05)	$9.40	16.30%	$188,242	0.20%	0.18%	1.23%	1%
2011	8.62	0.10	#	0.01		(0.37)	(0.09)	(0.05)	8.22	(2.99)	131,446	0.20	0.23	1.13	10
2010	7.52	0.10	#	0.01		1.10	(0.10)	(0.01)	8.62	16.02	110,206	0.20	0.23	1.32	9
2009	5.85	0.10	#	—	†	1.70	(0.11)	(0.02)	7.52	30.99	75,419	0.20	0.28	1.57	4
2008	10.24	0.17	#	0.09		(4.25)	(0.10)	(0.30)	5.85	(38.86)	37,637	0.20	0.40	2.02	5
MyDestination 2045 Fund
GS4 Class
2012	$7.96	$0.10	#	$0.21		$1.01	$(0.09)	$(0.05)	$9.14	16.60%	$135,196	0.20%	0.21%	1.14%	1%
2011	8.52	0.07	#	—	†	(0.38)	(0.07)	(0.18)	7.96	(3.63)	89,954	0.20	0.29	0.87	25
2010	7.38	0.08	#	—	†	1.16	(0.07)	(0.03)	8.52	16.80	75,803	0.20	0.30	1.08	1
2009	5.75	0.08	#	—	†	1.67	(0.09)	(0.03)	7.38	30.71	44,159	0.20	0.41	1.23	7
2008	10.12	0.16	#	0.10		(4.34)	(0.06)	(0.23)	5.75	(40.29)	17,998	0.20	0.79	1.97	5
MyDestination 2055 Fund
GS4 Class
2012*	$10.00	$0.13	#	$0.30		$0.98	$(0.10)	$(0.11)	$11.20	14.18%	$6,316	0.20%	2.31%	1.24%	18%

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
*	Inception date was January 1, 2012.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

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For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund
GS4 Class
2012	$11.70	$0.16	#	$0.16		$0.50	$(0.22)	$(0.03)	$12.27	7.02%	$327,321	0.12%	0.16%	1.29%	3%
2011	11.87	0.18	#	0.05		(0.03)	(0.19)	(0.18)	11.70	1.71	293,236	0.12	0.17	1.47	9
2010	11.39	0.18	#	0.08		0.56	(0.27)	(0.07)	11.87	7.19	261,993	0.12	0.15	1.57	19
2009	10.33	0.26	#	—	†	1.44	(0.26)	(0.38)	11.39	16.58	284,750	0.12	0.16	2.37	32
2008	13.02	0.42	#	0.03		(2.17)	(0.42)	(0.55)	10.33	(13.11)	246,617	0.12	0.15	3.36	17
Balanced Allocation Fund
GS4 Class
2012	$11.77	$0.19	#	$0.22		$0.97	$(0.27)	$(0.15)	$12.73	11.79%	$1,204,869	0.12%	0.13%	1.54%	3%
2011	12.12	0.20	#	0.06		(0.14)	(0.26)	(0.21)	11.77	1.01	1,097,275	0.12	0.13	1.65	16
2010	11.14	0.23	#	0.09		1.00	(0.34)	—	12.12	11.87	1,120,981	0.12	0.12	1.95	17
2009	9.20	0.26	#	0.05		1.97	(0.27)	(0.07)	11.14	25.05	1,132,991	0.12	0.13	2.58	19
2008	14.13	0.39	#	0.13		(3.99)	(0.43)	(1.03)	9.20	(24.41)	905,743	0.12	0.13	3.05	19
Growth Allocation Fund
GS4 Class
2012	$11.60	$0.15	#	$0.26		$1.30	$(0.17)	$(0.10)	$13.04	14.84%	$853,233	0.12%	0.13%	1.17%	2%
2011	12.28	0.16	#	0.03		(0.49)	(0.17)	(0.21)	11.60	(2.39)	783,344	0.12	0.14	1.26	10
2010	11.11	0.16	#	0.05		1.31	(0.27)	(0.08)	12.28	13.65	841,926	0.12	0.13	1.43	8
2009	8.86	0.18	#	0.02		2.25	(0.15)	(0.05)	11.11	27.96	840,810	0.12	0.13	1.88	11
2008	15.34	0.28	#	0.13		(5.50)	(0.29)	(1.10)	8.86	(32.98)	667,769	0.12	0.13	2.15	13
Aggressive Allocation Fund
GS4 Class
2012	$10.89	$0.11	#	$0.26		$1.50	$(0.11)	$(0.19)	$12.46	17.19%	$726,665	0.12%	0.13%	0.91%	5%
2011	11.79	0.10	#	$—	†	(0.71)	(0.10)	(0.19)	10.89	(5.14)	674,790	0.12	0.14	0.83	9
2010	10.43	0.10	#	—	†	1.48	(0.10)	(0.12)	11.79	15.16	745,493	0.12	0.13	0.91	1
2009	8.13	0.10	#	—	†	2.38	(0.10)	(0.08)	10.43	30.82	729,734	0.12	0.14	1.17	3
2008	16.31	0.16	#	0.12		(7.01)	(0.14)	(1.31)	8.13	(41.05)	547,313	0.12	0.13	1.21	7

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

GuideStone Funds Prospectus | 169

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income (1)		Capital Gain Distributions Received from Affiliated Funds		Realized and Unrealized Gain (Loss) on Investments	Dividends from Net Investment Income (2)	Distributions from Net Realized Capital Gains	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net (3)	Expenses, Gross (3)(4)	Investment Income, Net (1)(5)	Portfolio Turnover Rate
Conservative Allocation Fund I
GS2 Class
2012	$9.35	$0.20	#	$0.15		$0.31	$(0.26)	$—	$9.75	7.07%	$82,718	0.15%	0.21%	2.10%	8%
2011	9.42	0.22	#	0.05		(0.09)	(0.25)	—	9.35	1.92	74,141	0.15	0.24	2.26	26
2010	9.06	0.23	#	0.10		0.33	(0.30)	—	9.42	7.25	71,926	0.15	0.20	2.50	12
2009	8.00	0.32	#	—	†	1.05	(0.31)	—	9.06	17.13	64,230	0.15	0.23	3.70	35
2008	9.86	0.49		0.03		(1.81)	(0.39)	(0.18)	8.00	(12.98)	54,317	0.15	0.22	5.21	25
Balanced Allocation Fund I
GS2 Class
2012	$9.35	$0.31	#	$0.30		$0.51	$(0.41)	$—	$10.06	12.05%	$345,254	0.14%	0.14%	3.06%	5%
2011	9.64	0.31	#	0.11		(0.31)	(0.40)	—	9.35	1.14	310,267	0.14	0.14	3.14	18
2010	9.00	0.33	#	0.15		0.60	(0.44)	—	9.64	12.04	347,489	0.13	0.13	3.56	19
2009	7.53	0.37	#	0.08		1.46	(0.44)	—	9.00	25.28	326,676	0.14	0.14	4.46	20
2008	11.07	0.51	#	0.17		(3.38)	(0.42)	(0.42)	7.53	(24.26)	260,123	0.14	0.14	5.16	23
Growth Allocation Fund I
GS2 Class
2012	$9.56	$0.25	#	$0.36		$0.83	$(0.30)	$—	$10.70	15.09%	$216,331	0.15%	0.15%	2.41%	4%
2011	10.08	0.24	#	0.05		(0.51)	(0.30)	—	9.56	(2.21)	197,883	0.15	0.15	2.34	13
2010	9.13	0.24	#	0.07		0.94	(0.30)	—	10.08	13.68	233,557	0.14	0.14	2.60	13
2009	7.35	0.26	#	0.04		1.78	(0.30)	—	9.13	28.22	209,059	0.15	0.15	3.28	13
2008	12.53	0.39	#	0.16		(4.69)	(0.34)	(0.70)	7.35	(32.82)	161,815	0.15	0.14	3.65	18
Aggressive Allocation Fund I
GS2 Class
2012	$9.74	$0.20	#	$0.37		$1.11	$(0.18)	$—	$11.24	17.31%	$142,831	0.15%	0.16%	1.87%	8%
2011	10.44	0.16	#	0.01		(0.69)	(0.18)	—	9.74	(4.93)	129,466	0.15	0.18	1.51	9
2010	9.21	0.16	#	—	†	1.24	(0.17)	—	10.44	15.23	157,310	0.15	0.16	1.67	5
2009	7.20	0.16	#	—	†	2.06	(0.21)	—	9.21	30.87	143,264	0.15	0.17	2.10	5
2008	14.07	0.24	#	0.14		(6.15)	—	(1.10)	7.20	(40.87)	109,556	0.15	0.16	2.08	10

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Includes dividends paid from the short-term portion of capital gain distributions received from affiliated Funds.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(5)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

170 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross (1)	Investment Income, Net (2)	Portfolio Turnover Rate
Money Market Fund
GS2 Class
2012	$1.00	$—	†#	$—	†	$— †	$—	†	$1.00	0.10%	$106,664	0.18%	0.20%	0.10%	N/A
2011	1.00	—	†#	—	†	— †	—	†	1.00	0.10	116,298	0.18	0.19	0.09	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.18	119,311	0.17	0.18	0.17	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.47	133,323	0.23 (3)	0.23 (3)	0.49	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.95	171,739	0.20	0.20	2.86	N/A

GS4 Class
2012	$1.00	$—	†#	$—	†	$— †	$—	†	$1.00	0.01%	$1,131,756	0.27%	0.44%	0.01%	N/A
2011	1.00	—	†#	—	†	— †	—	†	1.00	0.01	1,161,630	0.27	0.42	0.01	N/A
2010	1.00	—	†	—	†	— †	—	†	1.00	0.02	1,180,141	0.33	0.37	0.01	N/A
2009	1.00	—	†	—	†	— †	—	†	1.00	0.29	1,064,934	0.41 (3)	0.43 (3)	0.28	N/A
2008	1.00	0.03		—	†	(0.03)	—		1.00	2.75	970,146	0.40 (3)	0.40 (3)	2.72	N/A
Low-Duration Bond Fund
GS2 Class
2012	$8.59	$0.15	#	$0.22	(4)	$(0.22)	$(0.03)		$8.71	4.35%	$135,526	0.36%	0.41%	1.68%	228%
2011	8.70	0.16	#	(0.01	)(4)	(0.23)	(0.03)		8.59	1.77	122,462	0.36	0.42	1.84	221
2010	8.70	0.20	#	0.17		(0.28)	(0.09)		8.70	4.35	128,143	0.36	0.41	2.27	257
2009	8.11	0.29	#	0.69		(0.39)	—		8.70	12.29	115,741	0.36	0.42	3.47	322
2008	8.90	0.36	#	(0.60)		(0.55)	—		8.11	(2.76)	105,223	0.36	0.41	4.19	427

GS4 Class
2012	$13.20	$0.20	#	$0.35	(4)	$(0.20)	$(0.03)		$13.52	4.15%	$678,099	0.57%	0.65%	1.47%	228%
2011	13.23	0.22	#	(0.01	)(4)	(0.21)	(0.03)		13.20	1.58	621,713	0.55	0.65	1.64	221
2010	13.04	0.28	#	0.26		(0.26)	(0.09)		13.23	4.20	580,452	0.52	0.61	2.11	257
2009	11.99	0.42	#	1.00		(0.37)	—		13.04	11.97	569,316	0.52	0.62	3.30	322
2008	12.88	0.51	#	(0.87)		(0.53)	—		11.99	(2.84)	515,996	0.52	0.61	4.03	427

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

(3)

The Money Market Fund participated in the U.S. Department of the Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Fund bore the expense of its participation in the Program without regard to any expense limitation in effect. The Program expired on September 18, 2009.

(4)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.

GuideStone Funds Prospectus | 171

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross (1)	Investment Income, Net (2)	Portfolio Turnover Rate
Medium-Duration Bond Fund
GS2 Class
2012	$7.24	$0.17	#	$0.39	(3)	$(0.28)	$(0.20)	$—	$7.32	7.93%	$251,565	0.48%	0.51%	2.32%	570%
2011	7.25	0.20	#	0.27	(3)	(0.35)	(0.13)	—	7.24	6.56	228,024	0.48	0.52	2.76	609
2010	7.47	0.25	#	0.40		(0.41)	(0.46)	—	7.25	8.86	236,369	0.48	0.49	3.21	487
2009	7.13	0.31	#	0.85		(0.51)	(0.31)	—	7.47	17.07	139,917	0.48	0.51	4.17	427
2008	8.42	0.40	#	(0.72)		(0.65)	(0.32)	—	7.13	(3.88)	112,240	0.47	0.48	5.07	566

GS4 Class
2012	$14.07	$0.32	#	$0.75	(3)	$(0.26)	$(0.20)	$—	$14.68	7.68%	$620,945	0.63%	0.75%	2.18%	570%
2011	13.65	0.37	#	0.51	(3)	(0.33)	(0.13)	—	14.07	6.49	636,218	0.61	0.75	2.62	609
2010	13.36	0.43	#	0.71		(0.39)	(0.46)	—	13.65	8.65	614,082	0.58	0.68	3.11	487
2009	12.16	0.53	#	1.48		(0.50)	(0.31)	—	13.36	16.97	868,800	0.58	0.70	4.08	427
2008	13.64	0.65	#	(1.18)		(0.63)	(0.32)	—	12.16	(3.89)	738,610	0.58	0.67	4.96	566
Extended-Duration Bond Fund
GS2 Class
2012	$6.48	$0.31	#	$0.64	(3)	$(0.65)	$(0.42)	$—	$6.36	15.41%	$86,268	0.52%	0.53%	4.68%	27%
2011	6.93	0.37	#	0.49	(3)	(0.74)	(0.57)	—	6.48	13.33	74,591	0.54	0.55	5.32	41
2010	7.01	0.40	#	0.43		(0.80)	(0.11)	—	6.93	12.25	72,741	0.53	0.53	5.60	39
2009	6.31	0.44	#	1.04		(0.76)	(0.02)	—	7.01	25.27	67,699	0.53	0.53	6.78	41
2008	7.95	0.47	#	(1.11)		(0.85)	(0.15)	—	6.31	(8.12)	64,834	0.52	0.52	6.66	40

GS4 Class
2012	$17.08	$0.81	#	$1.72	(3)	$(0.61)	$(0.42)	$—	$18.58	15.06%	$384,705	0.75%	0.78%	4.45%	27%
2011	16.28	0.86	#	1.22	(3)	(0.71)	(0.57)	—	17.08	13.14	330,879	0.73	0.78	5.13	41
2010	15.34	0.88	#	0.94		(0.77)	(0.11)	—	16.28	12.05	337,760	0.69	0.72	5.43	39
2009	12.97	0.91	#	2.22		(0.74)	(0.02)	—	15.34	24.97	392,962	0.69	0.73	6.60	41
2008	15.20	0.90	#	(2.15)		(0.83)	(0.15)	—	12.97	(8.28)	357,073	0.69	0.71	6.45	40
Inflation Protected Bond Fund
GS4 Class
2012	$11.16	$0.21	#	$0.46	(3)	$(0.20)	$(0.38)	$—	$11.25	6.06%	$197,762	0.65%	0.66%	1.80%	94%
2011	10.43	0.29	#	0.94	(3)	(0.31)	(0.19)	—	11.16	12.00	163,156	0.66	0.68	2.65	114
2010	10.32	0.20	#	0.40		(0.21)	(0.28)	—	10.43	5.82	107,825	0.65	0.66	1.90	113
2009(4)	10.00	0.19	#	0.32		(0.18)	(0.01)	—	10.32	5.12	87,994	0.67	0.70	3.53	55
Global Bond Fund
GS4 Class
2012	$9.73	$0.45	#	$0.74	(3)	$(0.54)	$—	$—	$10.38	12.52%	$232,856	0.83%	0.86%	4.41%	64%
2011	9.83	0.51	#	(0.09	)(3)	(0.52)	—	—	9.73	4.35	170,167	0.86	0.88	5.09	68
2010	9.36	0.52	#	0.51		(0.56)	—	—	9.83	11.29	161,070	0.79	0.81	5.40	40
2009	7.34	0.56	#	2.07		(0.61)	—	—	9.36	37.35	221,555	0.79	0.81	6.81	96
2008	10.14	0.64	#	(2.59)		(0.75)	(0.10)	—	7.34	(20.28)	167,465	0.78	0.80	7.20	176

#	Calculated using the average shares outstanding method.
(1)	The ratio excludes expenses waived/reimbursed net of amount recaptured.
(2)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	Inception date was June 26, 2009. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

172 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital		Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross (1)	Investment Income/ (Loss), Net (2)	Portfolio Turnover Rate
Defensive Market Strategies Fund
GS2 Class
2012	$10.20	$0.18	#	$0.73	(3)	$(0.18)	$(0.32)	$—		$10.61	8.93%	$85,347	0.99	%(4)	1.12%	1.67%	304%
2011(5)	10.00	0.04	#	0.21	(3)	(0.04)	(0.01)	—		10.20	2.51	74,516	0.99	(4)	1.10	1.11	120

GS4 Class
2012	$10.20	$0.15	#	$0.72	(3)	$(0.15)	$(0.32)	$—		$10.60	8.57%	$314,638	1.25	%(4)	1.37%	1.42%	304%
2011(5)	10.00	0.03	#	0.21	(3)	(0.03)	(0.01)	—		10.20	2.43	240,529	1.25	(4)	1.35	0.86	120
Equity Index Fund
GS2 Class
2012	$6.29	$0.13	#	$0.86	(3)	$(0.25)	$(0.18)	$—		$6.85	15.92%	$47,071	0.23%		0.24%	1.95%	3%
2011	8.63	0.15	#	0.04	(3)	(0.31)	(2.22)	—		6.29	3.00	36,721	0.23		0.24	1.71	4
2010	7.77	0.14	#	0.97		(0.25)	—	—		8.63	14.57	71,093	0.22		0.22	1.77	5
2009	6.36	0.14	#	1.49		(0.22)	—	—		7.77	26.38	65,217	0.22		0.24	2.05	4
2008	10.57	0.18	#	(4.06)		(0.24)	(0.09)	—		6.36	(37.32)	49,472	0.21		0.22	2.11	5

GS4 Class
2012	$14.24	$0.28	#	$1.95	(3)	$(0.22)	$(0.18)	$—		$16.07	15.76%	$208,192	0.38%		0.49%	1.79%	3%
2011	16.36	0.26	#	0.12	(3)	(0.28)	(2.22)	—		14.24	2.75	183,076	0.38		0.47	1.57	4
2010	14.51	0.24	#	1.84		(0.23)	—	—		16.36	14.45	335,859	0.37		0.41	1.60	5
2009	11.70	0.24	#	2.77		(0.20)	—	—		14.51	26.14	321,486	0.37		0.43	1.90	4
2008	19.07	0.31	#	(7.37)		(0.22)	(0.09)	—		11.70	(37.37)	247,077	0.37		0.42	1.95	5
Real Estate Securities Fund
GS4 Class
2012	$9.18	$0.17	#	$1.40	(3)	$(0.15)	$—	$—		$10.60	17.09%	$191,148	1.05%		1.06%	1.62%	95%
2011	8.52	0.08	#	0.65	(3)	(0.07)	—	—		9.18	8.51	150,227	1.14		1.14	0.85	90
2010	6.74	0.11	#	1.82		(0.15)	—	—		8.52	28.80	141,900	1.19		1.19	1.41	105
2009	5.25	0.12	#	1.49		(0.12)	—	—	†	6.74	31.21	121,533	1.27		1.28	2.29	128
2008	9.04	0.18	#	(3.80)		(0.16)	—	(0.01)		5.25	(40.35)	80,579	1.26		1.25	2.21	94

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.04% for the year 2011 and 0.05% for the year 2012.

(2)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)

The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio for the Defensive Market Strategies Fund excludes the effect of dividend expense on securities sold short.

(5)	Inception date was September 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

GuideStone Funds Prospectus | 173

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated

												Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross (1)	Investment Income/ (Loss), Net (2)	Portfolio Turnover Rate
Value Equity Fund
GS2 Class
2012	$7.03	$0.15	#	$1.06	(3)	$(0.25)	$—	$—	$7.99	17.47%	$215,512	0.67	%(4)	0.68%	1.90%	27%
2011	7.18	0.12	#	(0.07	)(3)	(0.20)	—	—	7.03	0.57	200,308	0.67	(4)	0.68	1.62	35
2010	6.46	0.10	#	0.78		(0.16)	—	—	7.18	14.01	231,079	0.67		0.68	1.52	36
2009	5.52	0.11	#	1.02		(0.19)	—	—	6.46	21.35	181,123	0.68		0.69	2.06	32
2008	9.10	0.17	#	(3.46)		(0.22)	(0.07)	—	5.52	(36.81)	143,506	0.66	(4)	0.67	2.29	52

GS4 Class
2012	$14.00	$0.25	#	$2.14	(3)	$(0.21)	—	—	$16.18	17.20%	$933,110	0.92	%(4)	0.92%	1.66%	27%
2011	14.12	0.20	#	(0.16	)(3)	(0.16)	—	—	14.00	0.27	852,958	0.90	(4)	0.91	1.39	35
2010	12.54	0.17	#	1.56		(0.15)	—	—	14.12	13.96	958,211	0.85	(4)	0.87	1.35	36
2009	10.53	0.20	#	1.98		(0.17)	—	—	12.54	21.16	1,001,814	0.85	(4)	0.88	1.89	32
2008	17.03	0.30	#	(6.54)		(0.19)	(0.07)	—	10.53	(36.95)	844,459	0.85	(4)	0.86	2.09	52
Growth Equity Fund
GS2 Class
2012	$11.76	$0.04	#	$2.00	(3)	$(0.06)	$(1.55)	$—	$12.19	17.39%	$198,329	0.87	%(4)	0.89%	0.33%	67%
2011	11.91	—	†#	(0.15	)(3)	—	—	—	11.76	(1.26)	184,418	0.88	(4)	0.89	0.02	60
2010	10.00	—	†	1.91		— †	—	—	11.91	19.13	215,863	0.88	(4)	0.89	0.06	63
2009	7.26	0.02		2.74		(0.02)	—	—	10.00	38.14	196,026	0.88	(4)	0.89	0.22	78
2008	12.76	0.03		(5.49)		(0.04)	—	—	7.26	(42.84)	141,138	0.87	(4)	0.87	0.26	99

GS4 Class
2012	$18.63	$0.03	#	$3.17	(3)	$(0.02)	$(1.55)	$—	$20.26	17.21%	$1,022,934	1.06	%(4)	1.13%	0.15%	67%
2011	18.90	(0.02	)#	(0.25	)(3)	—	—	—	18.63	(1.43)	915,960	1.03	(4)	1.11	(0.13)	60
2010	15.88	(0.01)		3.03		— †	—	—	18.90	19.03	1,044,060	0.97	(4)	1.08	(0.04)	63
2009	11.52	0.01		4.36		(0.01)	—	—	15.88	37.99	1,067,654	0.97	(4)	1.09	0.13	78
2008	20.22	0.02		(8.70)		(0.02)	—	—	11.52	(42.92)	817,315	0.97	(4)	1.06	0.16	99
Small Cap Equity Fund
GS2 Class
2012	$9.70	$0.08	#	$1.40	(3)	$(0.13)	$(0.78)	$—	$10.27	15.25%	$67,723	1.01	%(4)	1.02%	0.79%	128%
2011	9.61	0.03	#	0.11	(3)	(0.05)	—	—	9.70	1.40	63,903	1.01	(4)	1.03	0.27	165
2010	7.57	0.03	#	2.06		(0.05)	—	—	9.61	27.64	74,424	1.00	(4)	1.02	0.42	177
2009	5.94	0.03	#	1.64		(0.04)	—	—	7.57	28.12	64,033	1.04	(4)	1.05	0.44	130
2008	9.60	0.05	#	(3.61)		(0.08)	—	(0.02)	5.94	(37.05)	48,159	1.03	(4)	1.04	0.66	147

GS4 Class
2012	$14.62	$0.09	#	$2.10	(3)	$(0.09)	$(0.78)	$—	$15.94	15.02%	$377,101	1.21	%(4)	1.27%	0.59%	128%
2011	14.46	0.01	#	0.17	(3)	(0.02)	—	—	14.62	1.22	354,013	1.19	(4)	1.26	0.10	165
2010	11.37	0.03	#	3.09		(0.03)	—	—	14.46	27.47	400,072	1.15	(4)	1.21	0.27	177
2009	8.91	0.03	#	2.46		(0.03)	—	—	11.37	27.93	356,043	1.15	(4)	1.25	0.33	130
2008	14.31	0.07	#	(5.39)		(0.06)	—	(0.02)	8.91	(37.19)	272,588	1.15	(4)	1.24	0.55	147

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.

(2)

The ratio includes expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)	The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown.

174 | GuideStone Funds Prospectus

For a Share Outstanding For the Years Ended December 31, unless otherwise indicated

													Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income		Realized and Unrealized Gain (Loss) on Investments		Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Excess Distribution/ Return of Capital	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net		Expenses, Gross (1)	Investment Income/ (Loss), Net (2)	Portfolio Turnover Rate
International Equity Fund
GS2 Class
2012	$8.67	$0.18	#	$1.33	(3)	$(0.22)	$—		$—	$9.96	17.43%	$270,130	0.95	%(4)	1.32%	1.89%	53%
2011	10.35	0.22	#	(1.66	)(3)	(0.24)	—		—	8.67	(13.86)	223,677	0.94	(4)	1.22	2.17	82
2010	9.64	0.17	#	0.83		(0.29)	—		—	10.35	10.45	262,103	0.94	(4)	1.19	1.81	56
2009	7.32	0.17	#	2.42		(0.27)	—	†	—	9.64	35.81	240,483	0.94	(4)	1.21	2.12	59
2008	14.61	0.34	#	(6.89)		(0.39)	(0.35)		—	7.32	(44.72)	193,281	0.94	(4)	1.08	2.92	88

GS4 Class
2012	$11.33	$0.20	#	$1.73	(3)	$(0.19)	$—		$—	$13.07	17.05%	$1,156,306	1.19	%(4)	1.57%	1.65%	53%
2011	13.43	0.25	#	(2.13	)(3)	(0.22)	—		—	11.33	(14.01)	955,305	1.16	(4)	1.45	1.95	82
2010	12.44	0.21	#	1.05		(0.27)	—		—	13.43	10.14	1,029,317	1.12	(4)	1.38	1.67	56
2009	9.38	0.20	#	3.11		(0.25)	—	†	—	12.44	35.61	1,101,628	1.12	(4)	1.40	1.98	59
2008	18.32	0.40	#	(8.63)		(0.36)	(0.35)		—	9.38	(44.81)	873,618	1.12	(4)	1.28	2.46	88

†	Amount represents less than $0.005 per share.
#	Calculated using the average shares outstanding method.
(1)

The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown. The effect of dividend expense on securities sold short increased the ratio by 0.04%, 0.08% and 0.20% for the years 2010, 2011, and 2012, respectively.

(2)

The ratio has been revised to include expenses waived (reimbursed net of amount recaptured) and fees paid indirectly, where applicable; if expenses waived (reimbursed net of amount recaptured) and fees paid indirectly were excluded, the ratio would have been lower (higher) than the ratio shown.

(3)	Amount includes Capital Gains distributions received by the Fund from the GuideStone Money Market Fund. The amount of these distributions represents less than $0.005 per share.
(4)

The ratio excludes the effect of expense offsets for fees paid indirectly; if expense offsets were included, the ratio would have been lower than the ratio shown. The ratio excludes the effect of dividend expense on securities sold short.

GuideStone Funds Prospectus | 175

Glossary

30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expense incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.

Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.

American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

American Depositary Share (“ADS”) — A U.S. dollar-denominated equity share of a foreign-based company available for purchase on an American stock exchange. ADSs are issued by depository banks in the United States under agreement with the issuing foreign company; the entire issuance is called an ADR and the individual shares are referred to as ADSs.

Amortized Cost — This method involves valuing securities at their cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The accounting method is used for the Money Market Fund.

Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.

Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.

Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.

Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.

Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.

Commodities — Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural

176 | GuideStone Funds Prospectus

(including livestock), precious metals, industrial metals, among many others. Investments in the commodities markets can include direct physical trading and derivatives trading in the form of spot transactions, futures and options on futures.

Commodity-Linked Derivatives — A commodity-linked derivative is a financial instrument whose value is linked to a commodity index or commodity futures or option contract. Commodity-linked derivatives may be securitized by physical assets or commodities.

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.

Correlation — The statistical measure which indicates the tendency of two variables moving together.

Credit Quality — A measure that reflects the rating assigned by Standard & Poor’s®, Moody’s Investors Service, Inc. or Fitch, Inc. to fixed-income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA, AA, A, and BBB. Bonds rated BB or lower are considered high yield or “junk” bonds.

Credit Ratings — See Credit Quality.

Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.

Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.

Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.

Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.

Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.

Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may occur when the inflation rate falls below 0% (a negative inflation rate). Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.

Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.

Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.

Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.

Downgraded — The act of lowering the credit rating of a fixed-income instrument.

Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond’s life. Future interest and principal payments are discounted to reflect their present value and then multiplied by the number of years they will be received to produce a value expressed in years — the duration. For example, a bond with a five-year duration will, in theory, decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

GuideStone Funds Prospectus | 177

Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.

Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.

Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.

Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.

Federal Deposit Insurance Corporation (“FDIC”) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.

Fixed-Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.

Floating Rate Loans — A floating rate loan is a debt obligation whose interest rate is tied to another rate, such as the Prime rate or the London Interbank Offered Rate (LIBOR). They are also known as bank loans, senior loans or leveraged loans. Floating rate loans are loans made by a bank or other lender to a company, and they are typically secured by the assets of the borrower. Proceeds of the loans are often used to finance corporate transactions, such as leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and other transactions. Although the loans are typically backed by specific collateral, the loans often carry a below-investment-grade rating and are, therefore, subject to greater risk of default than investment-grade securities.

Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.

Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.

Frontier Markets — A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.

Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.

Global Depositary Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.

Hedging — The practice of undertaking one investment activity in order to protect against losses in another.

High Yield Bonds (“Junk Bonds”) — A bond that has a credit rating of BB or lower and that pays a higher yield to compensate for the greater credit risk.

178 | GuideStone Funds Prospectus

Illiquid Securities — A security that cannot be disposed of promptly (i.e., within seven days) and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument.

Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.

Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.

Inflation-Protected Bonds — Fixed-income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.

Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed-income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed-income contracts increases.

International Equity Securities — Investments in non-U.S. stocks or equity securities.

Investment Grade Bond — See Credit Quality.

Maturity — The date at which a debt instrument is due and payable.

Micro-Cap Companies — Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.

Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.

Nationally Recognized Statistical Rating Organization (“NRSRO”) — NRSRO means any nationally recognized statistical rating organization, as designated by the SEC that does not directly or indirectly control, and is not controlled by or under common control with, the issuer of, or any insurer, guarantor or provider of credit support for, the security. As of September 25, 2008, the SEC has designated ten rating agencies as NRSROs: (1) Dominion Bond Rating Service Ltd.; (2) Fitch, Inc.; (3) Moody’s Investors Service, Inc.; (4) Standard & Poor’s® Division of the McGraw Hill Companies Inc.; (5) A.M. Best Company, Inc.; (6) Japan Credit Rating Agency, Ltd.; (7) Rating and Investment Information, Inc.; (8) Egan-Jones Rating Company; (9) LACE Financial Corp.; and (10) Realpoint LLC.

Natural Resources — Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

Net Asset Value (“NAV”) — The market value of a fund share. For the Funds, this value is net of all expenses. The NAV is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.

GuideStone Funds Prospectus | 179

Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based option. Yield curve options and options on stock indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage backed securities, which are fixed-income investments that generate interest revenue through pools of home loan mortgages.

Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.

Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.

Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed-income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is re-invested at lower interest rates.

Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.

Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.

Principal — Face amount of a debt instrument on which interest is either owed or earned.

Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate loans or interests. REITs are not taxed on net income and gains that are distributed to shareholders, provided they comply with the requirements of the Code.

REITs are generally classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.

Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.

Rule 2a-7 — Rule under the Investment Company Act of 1940, as amended, which allows for the use of the amortized cost method of accounting as long as the portfolio adheres to certain parameters related to credit quality, security type, liquidity and maturity. The Money Market Fund adheres to the requirements of Rule 2a-7.

Securities and Exchange Commission (“SEC”) — An organization created by an act of Congress, entitled the “Securities Exchange Act of 1934.” The SEC is an independent bipartisan, quasi-judicial agency of the U.S. government. The laws administered by the SEC relate in general to the field of securities and finance and seek to provide protection for investors and the public in their securities transactions.

Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.

180 | GuideStone Funds Prospectus

Select Funds — Funds that directly invest in different types of fixed-income obligations, stocks or other investments to meet their respective investment objectives. Thirteen (six equity, four bond, two real return and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.

Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.

Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps and currency swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies.

Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.

Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.

Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon serves as the transfer agent for the Funds.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

Weighted Average Life Maturity — Weighted average life portfolio maturity is measured without reference to any Rule 2a-7 provision that otherwise would permit the Money Market Fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.

Weighted Average Maturity — The weighted average is computed by weighing each securities maturity date by the market value of the security in the Money Market Fund.

Yankee Bond — A foreign bond denominated in U.S. dollars and traded in the United States by a foreign domiciled issuer. U.S. investors may purchase the securities of foreign issuers without being subject to price swings caused by variations in currency exchange rates. Yankee bond prices are influenced primarily by changes in U.S. interest rates and the financial condition of the issuer. In most instances, issuers of yankee bonds are required to register with the SEC.

Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.

Yield Spreads — A difference in yield between various issues of securities.

Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and capital gains or losses.

GuideStone Funds Prospectus | 181

You can learn more about the Funds by requesting the following free documents:

Statement of Additional Information (“SAI”): Provides additional information about the Funds’ policies, investment restrictions, risks and business structure. The SAI is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Funds’ performance.

If you have questions, need information about your plan account or would like to request these free documents, contact your employer, your plan administrator or GuideStone Financial Resources by phone at 1-888-98-GUIDE (1-888-984-8433) 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:

GuideStone Funds

2401 Cedar Springs Road

Dallas, TX 75201-1498

Visit our website at www.GuideStoneFunds.org to access the Prospectus, SAI and Annual/Semi-Annual Reports.

You may also get free copies by:

•	Accessing them on the EDGAR Database on the SEC’s website — www.sec.gov.

•	Reviewing and copying them at the SEC’s Public Reference Room in Washington D.C. — Call (202) 551-8090.

•	Requesting copies (you will be charged a duplicating fee) by writing the Public Reference Section of the SEC, Washington, D.C. 20549–1520 or via electronic request by emailing publicinfo@sec.gov.

2401 Cedar Springs Road, Dallas, TX 75201-1498 1-888-98-GUIDE • www.GuideStoneFunds.org	Funds distributed by Foreside Funds Distributors LLC 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

811-10263	© 2013 GuideStone Financial Resources 23255 10/13 2318